GREENWICH STREET SERIES FUND
                               ANNUAL REPORT FOR
                                    SYMPHONY
                        A Tax-Deferred Variable Annuity
                                         [Harp Graphic]

                                               INTERMEDIATE HIGH GRADE PORTFOLIO

                                                          APPRECIATION PORTFOLIO

                                                          TOTAL RETURN PORTFOLIO

                                                               DECEMBER 31, 1998

ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

DEAR INVESTOR:

We are pleased to provide you with the annual report for Greenwich Street Series Fund -- Intermediate High Grade, Appreciation and Total Return Portfolios ("Portfolios") for the year ended December 31, 1998. This letter will briefly discuss general economic and market conditions. In addition, detailed comparisons showing the growth of a hypothetical $10,000 invested in each Portfolio since inception can be found in this report. All total return figures given in this report are cumulative and exclude the effect of sales charges. A detailed summary of performance and current holdings for each individual Portfolio can be found in the appropriate sections that follow.

MARKET AND ECONOMIC OVERVIEW

1998 saw a widely gyrating U.S. stock market with different sectors performing differently. The large-cap oriented S&P 500 Stock Index ("S&P 500") returned about 28.72% for the year. The S&P 400 Midcap Index had a gain of roughly 19% while the Russell 2000 Index had a negative return of 2.6% for the year ended December 31, 1998. Dividend-paying defensive stocks such as utilities performed better than the average small- and mid-cap stock. While technology stocks were adversely impacted by the global financial crisis in late 1997, they have since rebounded, led by Internet-related names.

The economies of the developed world flourished in 1998 while most emerging markets went down. Low interest rates, robust consumer spending and benign inflation fueled economic growth in the U.S. and Europe and created favorable conditions for corporate profitability. In contrast, Russia's economy collapsed, Asia's economies remained mired in recession and Brazil's economy faltered at year-end after $30 billion was spent to defend its currency during the reporting period.

1998 was also a record year for mergers and acquisitions, nearly double 1997's total. The merger of oil giants Exxon and Mobil announced in December will result in the creation of the world's largest company in terms of revenue. In the digital world, merger activity between Internet service providers, phone companies, cable companies and telecommunications firms heated up, as "convergence" became the new mantra.

We remain guardedly optimistic about the resilient U.S. economy in the first half of 1999 because we expect interest rates to stay low and the productivity revolution through technology to continue. However, the risks from foreign markets cannot be discounted and future corporate earnings may come under increasing pressure.

INTERMEDIATE HIGH GRADE PORTFOLIO

The investment objective of the Intermediate High Grade Portfolio ("Portfolio") is to provide investors with as high a level of current income as is consistent with the protection of capital. Under normal market conditions, the Portfolio will invest at least 65% of its assets in high-quality, intermediate-term U.S. government securities and U.S. corporate bonds. Please note that the Portfolio's Board approved that it can now invest in the three highest rating categories and this policy change will take affect on April 30, 1999. For the year ended December 31, 1998, the Portfolio had a total return of 6.79%, compared to the Lehman Brothers Government/Corporate Bond Index total return of 9.47%. (The Lehman Brothers Government/ Corporate Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds.)

In 1998 interest rates went down in October 1998 during a flight to quality rally that was touched off by emerging market problems and Russia's default. Although year-end rates were above these October lows, they were considerably below levels seen earlier in the year.

One interesting aspect of 1998 was that the best performing class of bond was U.S. Treasuries. This is the first year since 1990 that U.S. Treasuries outperformed both corporate bonds and mortgage-backed securities (i.e., a spread product). The outperformance of U.S. Treasuries was most pronounced during October's flight-to-quality. During that time, U.S. Treasury yields experienced a greater decline than other types of bonds. In some instances, (as was the case in sectors of the corporate bond market), yields actually rose during the reporting period highlighting the widening spread relationship. Three Federal Reserve Board's ("Fed") monetary easings helped to restore liquidity to the spread markets and helped them regain some of the performance that had been lost versus U.S. Treasuries.

ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

Another notable factor in 1998 was the strength of the U.S. economy. It appears as though 1998 will post real gross domestic product ("GDP") growth of between 3 1/2-4% with declining inflation. Benign inflation further contributed to the decline in bond yields during the year.

The managers' outlook for 1999 is for continued growth in the U.S. economy although at a slightly slower pace. The managers also expect inflation to remain low. They anticipate spread product to outperform in 1999. Therefore, they will maintain their overweighting in corporate bonds and U.S. agency mortgages. As long as the U.S. economy avoids recession and although no guarantees can be made, the managers believe their strategy should provide good performance in 1999.

APPRECIATION PORTFOLIO

The Appreciation Portfolio's ("Portfolio") investment objective is to provide investors with long-term appreciation of capital. For the year ended December 31, 1998, the Portfolio had a total return of 19.15%. In comparison, the S&P 500 posted a total return of 28.72% for the same period.

Move over baseball! The stock market has taken over as the national pastime. All across the country, in virtually every walk of life, the stock market has become the main topic of conversation and even an obsession with millions of people. The root causes are many, ranging from several years of economic expansion with accompanying strong corporate earnings growth, to the proliferation of self-directed retirement plans, to the phenomenal speed of information that can be obtained through the Internet. What began a few years ago as a growing recognition by people that their retirement savings were inadequate has turned into something much more and has taken on a life of its own.

Regardless of the news or economic background, stocks continue to move higher, led by a belief in technology as a new religion. And why not? Every market decline in recent memory has quickly given way to dramatic moves to new and higher ground. Even Fed Chairman Alan Greenspan, after warning about the unsustainability of stock prices that were out of line with earnings, blinked when a major hedge fund debacle seemed to threaten the financial markets. To a greater degree than ever before, the rewards in this stock market are going to investors who take the biggest risks, while investors exercising caution suffer from missed opportunities, or even worse, their own lagging stocks.

As the manager has indicated for two decades, he attempts to walk a fine line in the Portfolio between taking on the inherent risk of owning stocks to achieve capital gains and the desire to avoid losses during periods of market weakness. The year 1998 was a good example, as he posted significant returns of 19.15% for the year, and he was in very minor negative territory only two days during October's slide. The manager did a good bit of buying during the September to October decline, but he has remained more cautious than most managers coming out of that break which definitely cost him some upside during November and December.

In a year as volatile as 1998, it was inevitable that more changes than usual were made in the Portfolio. In many instances, the manager's changes involved profit taking in portions of several pharmaceutical stocks that had registered enormous gains, and in our view, had become pricey. He also pruned back positions in such big movers as Time Warner, Gannett, regional Bell operating companies, Unilever, Wells Fargo, Procter and Gamble and Texas Instruments.

In a year of underperformance for energy, he was fortunate to own two of the largest of takeover targets of the year, Amoco and Mobil. Amoco was disposed of on its price rise into its merger. Mobil will be merged into Exxon, another of our large positions. He also sold a few disappointing stocks, such as Olin and St. Paul Companies. Honeywell, a long-time holding in the Portfolio, was reluctantly sold, as orders finally showed signs of slowing.

As a result of its being taken over, General Reinsurance became Berkshire Hathaway, and is now the Portfolio's largest position. Because of Warren Buffett's outstanding management, it is a position with which the manager is very comfortable. During the Portfolio's fiscal year, material holdings were established in Bank of New York, MediaOne and Federal Express. Probably his biggest disappointment during the reporting period was Allstate, our third-largest holding. The manager still believes that the company is doing everything right, and that the stock is very inexpensive. Investors seem concerned about Allstate's revenue growth, but the company has the resources not only to grow in a competitive environment, but also to keep costs low. He did add to his Intel and Microsoft holdings during the year, and he started a small position in America Online, because of its potential for a bright future.

ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

The U.S. economy has some enormous plusses working for it. Employment is strong, and inflation, as is now widely appreciated, is nonexistent. The computer and telecommunications boom is helping create jobs to replace those lost in the various mega-mergers that have been announced with greater frequency. Falling oil prices have served nearly as well as a tax cut for most people, stimulating more spending and helping to offset weak conditions in the beaten down oil industry. The Fed's cuts in short-term interest rates, coupled with economic weakness in Asia and Latin America, have kept long-term interest rates low, giving a boost to new housing starts and, in turn, helping to create vigorous sales of existing homes. Consumers are confident and increasing their borrowing to sustain their spending.

The U.S. stock market has benefited from these positive economic conditions. Yet, many investors have been willing to pay record high prices for stocks while the overall corporate earnings outlook deteriorates. Stocks of companies with the promise of higher profits are being priced as if those earnings are assured indefinitely.

The manager has not seen such valuations accorded good companies since 1972, when fifty or so stocks commanded price-to-earnings ratios in excess of 50. These valuations leave no room for disappointment. The 20% sell-off in August and September seems to have become a distant memory for investors, even though it demonstrated how quickly problems can arise. Prosperity in the U.S. cannot continue unabated with so many other parts of the world suffering the effects of poor government policies, shrinking commodity prices and contracting economies. The manager already has seen the negative impact on earnings of many of our biggest companies that rely on foreign revenues for half of their profits.

It is very hard to find compelling values in a market as overvalued as this one has been. Volatility seems likely to continue unabated, fueled by liquidity on the one hand and extreme valuations on the other. The manager will continue to exercise caution unless he sees more attractive prices.

TOTAL RETURN PORTFOLIO

The Total Return Portfolio's ("Portfolio") investment objective is to provide investors with total return, consisting of long-term capital appreciation and income. To achieve its objective the Portfolio will primarily invest in a diversified portfolio of dividend-paying common stocks. For the year ended December 31, 1998, the Portfolio had a total return of 4.97%. In comparison, the S&P 500 posted a total return of 28.72% for the same period. The principal reasons for the disappointing underperformance versus the S&P 500 was due to a substantial position in real estate investment trusts ("REITs"), a cash position which averaged more than 15% during the year and a smaller commitment to the top 50 stocks, by size in the S&P 500.

The manager's largest sector weighting is currently financial services with about 23% of the Portfolio's in this area of the market. He holds positions in Bank of New York, Mellon Bank, American Express, Chase Manhattan and BankAmerica. He also maintains significant holdings in real estate investment trusts because he believes this group, especially today, offers outstanding rewards for the potential risks. For example, the average REIT yields in excess of 7 1/2% and might generate 5%-7% in capital gains for a combined total return greater than 12.5%. REIT stocks underperformed the market by 45% last year and now sell at the best valuation levels, certainly on a relative basis, he has since the early 1970s when data was compiled on the industry.

He also believes basic materials and energy are extraordinarily inexpensive, and he has 12% and 11% respectively in these sectors. The manager expects that an important transition will occur this year as Fed policies to lower interest rates and inject liquidity into the U.S. economy bear fruit. Fed actions are mirrored in the actions taken by monetary authorities around the world. Cumulative interest rate cuts, by world monetary authorities, number more than 60 in recent months and it is clear that reflation is one of the goals. When this occurs, economic activity will begin to improve and indexes such as the Commodity Research Bureau may move higher. In this environment, aluminums, energy, chemicals and papers, for example, may become some of the best performing groups.

The Portfolio is also overweighted in communications services (i.e., AT&T, COMSAT, U.S. West, Ericsson, and GTE Corp.) and utilities such as Duke Energy, and Sempra Energy. He recently added a position in KN Energy. The Portfolio is underweighted in technology although it has holdings in Adobe Systems, Motorola, and Texas Instruments.

Cash is about 13% of Portfolio assets. The manager sees market valuations as stretched and speculation at "tulipmania" levels at least where Internet stocks are concerned. The manager believes that 1999 should be an important transition year in

ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

which market volatility could remain high and leadership may begin moving away from the top ten companies in the S&P 500. As the market broadens, there are many stocks, including those in the "value" arena, that should perform much better and the manager intends to have an all-cap portfolio. During 1998, just ten of these companies accounted for approximately 50% of the overall return to the S&P 500 indicating one of the narrowest markets in history.

In closing, we would like to thank you for your investment in the Greenwich Street Series Fund. We look forward to helping you pursue your financial needs in the years to come.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

January 19, 1999

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- INTERMEDIATE HIGH GRADE PORTFOLIO AS OF 12/31/98 (UNAUDITED)
                                      [INTERMEDIATE HIGH GRADE PORTFOLIO LINE
                                      GRAPH]

                                                                          LEHMAN BROTHERS
                                              SYMPHONY INTERMEDIATE     GOVERNMENT/CORPORATE
                                               HIGH GRADE PORTFOLIO          BOND INDEX
10/16/91                                              10000                    10000
DEC-91                                                10240                    10440
DEC-92                                                10781                    11231
DEC-93                                                11643                    12470
DEC-94                                                11287                    12032
DEC-95                                                13292                    14348
DEC-96                                                13518                    14764
DEC-97                                                14690                    15772
12/31/98                                              15687                    16575

-------------------------------------------------
            AVERAGE ANNUAL TOTAL RETURN
---------------------------------------------------
     Year Ended 12/31/98                     6.79%
     Five Years Ended 12/31/98               6.14%
     10/16/91* through 12/31/98              6.44%
              CUMULATIVE TOTAL RETURN
---------------------------------------------------
     10/16/91* through 12/31/98             56.87%
     * Commencement of operations
-------------------------------------------------

The chart to the right compares
the growth in value of a
hypothetical $10,000 investment
in Intermediate High Grade
Portfolio on October 16, 1991
(commencement of operations)
through December 31, 1998 with
that of a similar investment in
the Lehman Brothers Government/
Corporate Bond Index. Index
information is available at
month-end only; therefore, the
closest month-end to inception
date of the Portfolio has been
used. The Lehman Brothers
Government/Corporate Bond Index
is a weighted composite of the
Lehman Brothers Government Bond
Index, which is a broad-based
index of all public debt
obligations of the U.S.
Government and its agencies and
has an average maturity of nine
years and the Lehman Brothers
Corporate Bond Index, which is
comprised of all public
fixed-rate non-convertible
investment-grade domestic
corporate debt, excluding
collateralized mortgage
obligations.

--------------------------------------------------------------------------------

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- APPRECIATION PORTFOLIO AS OF 12/31/98 (UNAUDITED)
                                      [APPRECIATION PORTFOLIO LINE GRAPH]

                                                                  APPRECIATION PORTFOLIO        STANDARD & POOR'S 500 STOCK INDEX
                                                                  ----------------------        ---------------------------------
10/16/91                                                                  10000                               10000
12/91                                                                     10490                               10838
12/92                                                                     11133                               11668
12/93                                                                     11926                               12844
12/94                                                                     11792                               13012
12/95                                                                     15193                               17898
12/96                                                                     18197                               22005
12/97                                                                     22999                               29345
12/31/98                                                                  27402                               37779

-------------------------------------------------
            AVERAGE ANNUAL TOTAL RETURN
---------------------------------------------------
     Year Ended 12/31/98                    19.15%
     Five Years Ended 12/31/98              18.10%
     10/16/91* through 12/31/98             15.00%

              CUMULATIVE TOTAL RETURN
---------------------------------------------------
     10/16/91* through 12/31/98            174.02%
     * Commencement of operations
-------------------------------------------------

The chart to the right compares
the growth in value of a
hypothetical $10,000 investment
in Appreciation Portfolio on
October 16, 1991 (commencement of
operations) through December 31,
1998 with that of a similar
investment in the Standard &
Poor's 500 Stock Index. Index
information is available at
month-end only; therefore, the
closest month-end to inception
date of the Portfolio has been
used. The Standard & Poor's 500
Stock Index is an unmanaged index
composed of 500 widely held
common stocks listed on the New
York Stock Exchange, American
Stock Exchange and over-the-
counter market.
--------------------------------------------------------------------------------

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- TOTAL RETURN PORTFOLIO AS OF 12/31/98 (UNAUDITED)
                                      [TOTAL RETURN PORTFOLIO LINE GRAPH]

                                                                 TOTAL RETURN PORTFOLIO        STANDARD & POOR'S 500 STOCK INDEX
                                                                 ----------------------        ---------------------------------
12/3/93                                                                  10000                               10000
12/93                                                                    10300                               10121
12/94                                                                    11062                               10253
12/95                                                                    13832                               14103
12/96                                                                    17335                               17340
12/97                                                                    20255                               21109
12/31/98                                                                 21260                               27176

-------------------------------------------------
            AVERAGE ANNUAL TOTAL RETURN
---------------------------------------------------
     Year Ended 12/31/98                     4.97%
     Five Years Ended 12/31/98              15.60%
     12/3/93* through 12/31/98              16.01%

              CUMULATIVE TOTAL RETURN
---------------------------------------------------
     12/3/93* through 12/31/98             112.60%
     * Commencement of operations
-------------------------------------------------

The chart to the right compares
the growth in value of a
hypothetical $10,000 investment
in Total Return Portfolio on
December 3, 1993 (commencement of
operations) through December 31,
1998 with that of a similar
investment in the Standard &
Poor's 500 Stock Index. Index
information is available at
month-end only; therefore, the
closest month-end to inception
date of the Portfolio has been
used. The Standard & Poor's 500
Stock Index is an unmanaged index
composed of 500 widely held
common stocks listed on the New
York Stock Exchange, American
Stock Exchange and
over-the-counter market.
--------------------------------------------------------------------------------

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 1998

                       INTERMEDIATE HIGH GRADE PORTFOLIO

        FACE
       AMOUNT                                                  SECURITY                               VALUE
==============================================================================================================
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 23.7%
     $        110,000                U.S. Treasury Notes, 6.250% due 2/15/03.....................  $   116,303
            1,000,000                U.S. Treasury Bonds, 8.125% due 8/15/19.....................    1,336,280
              250,000                U.S. Treasury Bonds, 6.000% due 2/15/26.....................      273,478
            1,000,000                Federal Home Loan Bank, 6.450% due 10/29/07.................    1,078,630
              250,000                Federal National Mortgage Association, Medium Term Notes,
                                     6.220% due 3/13/06..........................................      264,193
               25,000                Private Exempt Funding Co., 7.900% due 3/31/00..............       25,906
--------------------------------------------------------------------------------------------------------------
                                     TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                     (Cost -- $2,831,865)........................................    3,094,790
==============================================================================================================
ASSET-BACKED SECURITIES -- 4.5%
              590,000                Standard Credit Card Master Trust, 5.900% due 2/7/01
                                     (Cost -- $588,958)..........................................      590,254
==============================================================================================================
MORTGAGE-BACKED SECURITIES -- 14.5%
              627,429                Federal National Mortgage Association, 7.000% due 1/1/13....      641,547
              268,031                Federal National Mortgage Association, 7.000% due 2/1/13....      274,061
              967,574                Federal National Mortgage Association, 6.000% due 6/1/13....      970,892
--------------------------------------------------------------------------------------------------------------
                                     TOTAL MORTGAGE-BACKED SECURITIES (Cost -- $1,869,838).......    1,886,500
==============================================================================================================

        FACE
       AMOUNT           RATING (a)                             SECURITY                               VALUE
==============================================================================================================
CORPORATE BONDS AND NOTES -- 57.3%
==============================================================================================================
AEROSPACE AND DEFENSE -- 0.8%
     $        100,000     AA-        Rockwell International, Notes, $6.750% due 9/15/02..........      104,625
--------------------------------------------------------------------------------------------------------------
BANKS/SAVINGS AND LOANS -- 15.1%
              400,000     Aa3*       Banc One Corp., Sr. Notes, 6.700% due 3/24/00...............      407,000
              500,000     AAA        Bayerische Landesbank -- NY, Sub. Notes, 5.875% due
                                     12/1/08.....................................................      512,500
              250,000     AA         J. P. Morgan & Co., Series A, Unsubordinated Sr. Notes,
                                     6.125% due 10/2/00..........................................      255,000
              250,000     AA         Morgan Guaranty Trust Co., Sub. Notes, 7.375% due 2/1/02....      264,687
              500,000     AA         National Westminster Bank-N.Y., Sub. Notes, 9.450% due
                                     5/1/01......................................................      538,750
--------------------------------------------------------------------------------------------------------------
                                                                                                     1,977,937
--------------------------------------------------------------------------------------------------------------
BROKERAGE -- 3.9%
              500,000     AA-        Merrill Lynch & Co., Notes, 6.500% due 4/1/01...............      510,625
--------------------------------------------------------------------------------------------------------------
COSMETICS AND TOILETRIES -- 2.5%
                                     Kimberly-Clark Corp., Debentures:
               45,000     AA         9.000% due 8/1/00...........................................       47,756
              250,000     AA         7.875% due 2/1/23...........................................      275,312
--------------------------------------------------------------------------------------------------------------
                                                                                                       323,068
--------------------------------------------------------------------------------------------------------------
ELECTRONICS/COMPUTERS -- 4.0%
              500,000     A3*        Philips Electronics Corp., Notes, 7.200% due 6/1/26.........      520,000
--------------------------------------------------------------------------------------------------------------
FINANCE COMPANIES/CONSUMER CREDIT -- 10.3%
              500,000     AAA        General Electric Capital Corp., Notes, 6.120% due 8/15/00...      508,125
              500,000     AA         Pitney Bowes Credit Corp., Notes, 5.650% due 1/15/03........      508,125
              300,000     A-         Xerox Capital Trust, Company Guaranteed Notes, 8.000% due
                                     2/1/27......................................................      330,750
--------------------------------------------------------------------------------------------------------------
                                                                                                     1,347,000
--------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                        7

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                       INTERMEDIATE HIGH GRADE PORTFOLIO

        FACE
       AMOUNT           RATING (a)                             SECURITY                               VALUE
==============================================================================================================
FOREIGN GOVERNMENT -- 0.9%
     $        100,000     AAA        Quebec Province, Notes, $8.625% due 1/19/05.................  $   115,000
--------------------------------------------------------------------------------------------------------------
FUNERAL SERVICES AND RELATED ITEMS -- 4.0%
              500,000     BBB+       Service Corp. International, Notes, 7.000% due 6/1/15.......      519,375
--------------------------------------------------------------------------------------------------------------
INSURANCE COMPANIES -- 3.8%
              500,000     A+         St. Paul Cos., Inc., Notes, 6.380% due 12/15/08.............      499,375
--------------------------------------------------------------------------------------------------------------
OIL/NATURAL GAS -- 7.2%
              295,000     AA+        BP America Inc., Debentures, 9.375% due 11/1/00.............      317,494
              500,000     BBB+       HNG Internorth, Debentures, 9.625% due 3/15/06..............      616,875
--------------------------------------------------------------------------------------------------------------
                                                                                                       934,369
--------------------------------------------------------------------------------------------------------------
RETAIL -- 2.0%
              250,000     AA         Wal-Mart Stores Inc., Debentures, 9.100% due 7/15/00........      264,688
--------------------------------------------------------------------------------------------------------------
SOVEREIGN DEBT -- 2.8%
                                     Asian Development Bank, Debentures:
               95,000     AAA        9.125% due 6/1/00...........................................      100,106
              180,000     AAA        8.500% due 5/2/01...........................................      193,050
               75,000     Aaa*       Republic of Ireland, Notes, 7.125% due 7/15/02..............       79,688
--------------------------------------------------------------------------------------------------------------
                                                                                                       372,844
--------------------------------------------------------------------------------------------------------------
                                     TOTAL CORPORATE BONDS AND NOTES (Cost -- $7,335,858)........    7,488,906
==============================================================================================================
                                     TOTAL INVESTMENTS -- 100% (Cost -- $12,626,519**)...........  $13,060,450
==============================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's") with the exception of those identified by an asterisk (*), which are rated by Moody's Investor Service, Inc. ("Moody's").
**  Aggregate cost for Federal income tax purposes is substantially the same.

See page 9 for a definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                        8

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AAA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA          --   Bonds rated "AAA" have the highest rating assigned by
                  Standard & Poor's. Capacity to pay interest and repay
                  principal is extremely strong.
AA           --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A            --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
                  economic conditions than bonds in higher rated categories.
BB, B,       --   Bonds rated BB, B, CCC and C are regarded, on balance, as
CCC,              predominantly speculative with respect to the issuer's
CC and C          capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest
                  degree of speculation and C the highest degree of
                  speculation. While such bonds will likely have some quality and protective characteristics, these are outweighted by
                  large uncertainties or major risk exposures to adverse
                  conditions.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aaa" to "Ba," where 1 is the highest and 3 the lowest rating within its generic category.

Aaa          --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
                  generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
                  and principal is secure. While the various protective
                  elements are likely to change, such changes as can be
                  visualized are most unlikely to impair the fundamentally
                  strong position of such issues.
Aa           --   Bonds rated "Aa" are judged to be of high quality by all
                  standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
                  lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
                  protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
                  appear somewhat larger than in "Aaa" securities.
A            --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
                  Factors giving security to principal and interest are
                  considered adequate but elements may be present which
                  suggest a susceptibility to impairment some time in the
                  future.
Baa          --   Bonds rated "Baa" are considered to be medium grade
                  obligations, i.e., they are neither highly protected nor
                  poorly secured. Interest payments and principal security
                  appear adequate for the present but certain protective
                  elements may be lacking or may be characteristically
                  unreliable over any great length of time. Such bonds lack
                  outstanding investment characteristics and in fact have
                  speculative characteristics as well.
Ba           --   Bonds rated "Ba" are judged to have speculative elements;
                  their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
                  moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
                  characterizes bonds in this class.
NR           --   Indicates that the bond is not rated by Standard & Poor's or
                  Moody's.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                             APPRECIATION PORTFOLIO

  SHARES                               SECURITY                               VALUE
=======================================================================================
COMMON STOCK -- 81.7%
=======================================================================================
AIRLINES -- 0.2%
     10,000  AMR Corp. ..................................................  $    593,750
---------------------------------------------------------------------------------------
BASIC INDUSTRIES -- 1.8%
     49,000  E.I. du Pont de Nemours & Co. ..............................     2,600,062
     15,000  Hercules Inc. ..............................................       410,625
     22,000  Mead Corp. .................................................       644,875
     33,000  St. Joe Co. ................................................       773,437
---------------------------------------------------------------------------------------
                                                                              4,428,999
---------------------------------------------------------------------------------------
BASIC MATERIALS -- 2.2%
     33,000  Dow Chemical Co. ...........................................     3,000,938
     40,000  PPG Industries, Inc. .......................................     2,330,000
---------------------------------------------------------------------------------------
                                                                              5,330,938
---------------------------------------------------------------------------------------
CAPITAL GOODS -- 3.4%
     54,000  AlliedSignal Inc. ..........................................     2,392,875
     16,000  Emerson Electric Co. .......................................     1,001,000
     16,000  Honeywell Inc. .............................................     1,205,000
     18,000  Illinois Tool Works Inc. ...................................     1,044,000
     19,000  Johnson Controls, Inc. .....................................     1,121,000
     19,000  Lockheed Martin Corp. ......................................     1,610,250
---------------------------------------------------------------------------------------
                                                                              8,374,125
---------------------------------------------------------------------------------------
CONSUMER DURABLES -- 2.1%
      8,729  DaimlerChrysler AG (a)......................................       838,530
     15,000  Ford Motor Co. .............................................       880,313
     30,000  General Motors Corp. .......................................     2,146,875
     20,000  Goodyear Tire & Rubber Co. .................................     1,008,750
     28,500  Newell Co. .................................................     1,175,625
---------------------------------------------------------------------------------------
                                                                              6,050,093
---------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 8.2%
     24,000  Bestfoods...................................................     1,278,000
     27,000  Black & Decker Corp. .......................................     1,513,687
     50,000  ConAgra, Inc. ..............................................     1,575,000
     23,000  Eastman Kodak Co. ..........................................     1,656,000
     19,000  Gillette Co. ...............................................       917,937
     15,000  H.J. Heinz Co. .............................................       849,375
     62,000  Kimberly-Clark Corp. .......................................     3,379,000
     22,000  Procter & Gamble Co. .......................................     2,008,875
     90,000  Ralston-Ralston Purina Group................................     2,913,750
      8,000  Stanley Works...............................................       222,000
     36,000  Unilever NV.................................................     2,985,750
     10,000  Wm. Wrigley Jr. Co. ........................................       895,625
---------------------------------------------------------------------------------------
                                                                             20,194,999
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       10

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                             APPRECIATION PORTFOLIO

  SHARES                               SECURITY                               VALUE
=======================================================================================
CONSUMER SERVICES -- 12.4%
     10,000  America Online, Inc. (a)....................................  $  1,447,500
     34,000  Costco Cos., Inc. (a).......................................     2,454,375
     49,000  Fannie Mae..................................................     3,626,000
     50,000  First Data Corp. ...........................................     1,584,375
     39,000  Gannett Co., Inc. ..........................................     2,581,313
     23,000  Home Depot, Inc. ...........................................     1,407,313
     38,000  McDonald's Corp. ...........................................     2,911,750
     45,000  MediaOne Group, Inc. (a)....................................     2,115,000
     41,000  Meredith Corp. .............................................     1,552,875
     15,000  Scandinavian Broadcasting System SA (a).....................       405,000
     62,000  The Walt Disney Co. ........................................     1,860,000
     30,000  Time Warner Inc. ...........................................     1,861,875
     42,000  USA Networks, Inc. (a)......................................     1,391,250
     20,000  Viacom Inc., Class B Shares (a).............................     1,480,000
     45,000  Wal-Mart Stores, Inc. ......................................     3,664,687
---------------------------------------------------------------------------------------
                                                                             30,343,313
---------------------------------------------------------------------------------------
DIVERSIFIED CONGLOMERATE -- 8.0%
        118  Berkshire Hathaway Inc., Class A Shares (a).................     8,260,000
     58,000  General Electric Co. .......................................     5,919,625
     36,000  Minnesota Mining and Manufacturing Co. .....................     2,560,500
     37,000  Tyco International Ltd. ....................................     2,791,187
---------------------------------------------------------------------------------------
                                                                             19,531,312
---------------------------------------------------------------------------------------
ENERGY -- 6.5%
     33,000  Amoco Corp. ................................................     1,992,375
     19,000  Ashland Inc. ...............................................       919,125
     52,000  Exxon Corp. ................................................     3,802,500
     22,000  Halliburton Co. ............................................       651,750
     49,000  Mobil Corp. ................................................     4,269,125
     26,000  Royal Dutch Petroleum Co. ..................................     1,244,750
     39,000  Schlumberger Ltd. ..........................................     1,798,875
     22,000  Texaco Inc. ................................................     1,163,250
     14,000  Weatherford International, Inc. (a).........................       271,250
---------------------------------------------------------------------------------------
                                                                             16,113,000
---------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 12.2%
    126,000  Allstate Corp. .............................................     4,866,750
     16,000  American Express Co. .......................................     1,636,000
     42,000  American International Group, Inc. .........................     4,058,250
     34,000  Associates First Capital Corp., Class A Shares..............     1,440,750
     98,000  Bank of New York Co., Inc. .................................     3,944,500
     29,040  Chase Manhattan Corp. ......................................     1,976,535
     30,000  Chubb Corp. ................................................     1,946,250
     15,000  CNA Financial Corp. (a).....................................       603,750
     15,000  First Virginia Banks, Inc. .................................       705,000
     70,000  Household International, Inc. ..............................     2,773,750
     27,000  Leucadia National Corp. ....................................       850,500

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       11

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                             APPRECIATION PORTFOLIO

  SHARES                               SECURITY                               VALUE
=======================================================================================
FINANCIAL SERVICES -- 12.2% (CONTINUED)
     17,000  National City Corp. ........................................  $  1,232,500
     30,000  Washington Mutual, Inc. ....................................     1,145,625
     75,000  Wells Fargo Co. ............................................     2,995,313
---------------------------------------------------------------------------------------
                                                                             30,175,473
---------------------------------------------------------------------------------------
HEALTHCARE -- 9.0%
     70,000  Abbott Laboratories.........................................     3,430,000
     40,000  American Home Products Corp. ...............................     2,252,500
     33,000  Bristol-Myers Squibb Co. ...................................     4,415,812
     33,000  Chiron Corp. (a)............................................       864,187
     10,000  Eli Lilly and Co. ..........................................       888,750
     49,000  Johnson & Johnson...........................................     4,109,875
     26,000  Merck & Co., Inc. ..........................................     3,839,875
     20,000  Pfizer Inc. ................................................     2,508,750
---------------------------------------------------------------------------------------
                                                                             22,309,749
---------------------------------------------------------------------------------------
TECHNOLOGY -- 11.4%
     33,000  Cisco Systems, Inc. (a).....................................     3,062,812
     16,000  Compaq Computer Corp. ......................................       671,000
     23,000  Hewlett-Packard Co. ........................................     1,571,188
     30,000  Intel Corp. ................................................     3,556,875
     29,000  International Business Machines Corp. ......................     5,357,750
     39,000  Lucent Technologies Inc. ...................................     4,290,000
     22,000  Microsoft Corp. (a).........................................     3,051,125
     10,000  Motorola, Inc. .............................................       610,625
     29,000  Texas Instruments, Inc. ....................................     2,481,313
     30,000  Xerox Corp. ................................................     3,540,000
---------------------------------------------------------------------------------------
                                                                             28,192,688
---------------------------------------------------------------------------------------
TELECOMMUNICATION -- 4.3%
     53,000  Ameritech Corp. ............................................     3,358,875
     10,000  AT&T Corp. .................................................       752,500
     28,000  Bell Atlantic Corp. ........................................     1,590,750
      8,000  Bellsouth Corp. ............................................       399,000
     54,000  GTE Corp. ..................................................     3,641,625
     14,000  US West, Inc. ..............................................       904,750
---------------------------------------------------------------------------------------
                                                                             10,647,500
---------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $132,453,000)...................   202,285,939
=======================================================================================
   FACE
  AMOUNT                               SECURITY                               VALUE
=======================================================================================
REPURCHASE AGREEMENT -- 18.3%
$45,204,000  Morgan Stanley Dean Witter & Co., 4.650% due 1/4/99;
             Proceeds at maturity -- $45,227,355; (Fully collateralized by U.S. Treasury Notes, 6.500% due 8/15/05; U.S. Treasury
             Notes, 6.000% due 8/15/99; U.S. Treasury Notes, 6.375% due
             7/15/99; U.S. Treasury Bonds, 6.375% due 8/15/27; Total
             market value -- $46,318,795) (Cost -- $45,204,000)..........    45,204,000
=======================================================================================
             TOTAL INVESTMENTS -- 100% (Cost -- $177,657,000*)...........  $247,489,939
=======================================================================================

(a) Non-income producing security.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       12

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                             TOTAL RETURN PORTFOLIO

       SHARES                                     SECURITY                               VALUE
==================================================================================================
COMMON STOCK -- 81.1%
==================================================================================================
BASIC MATERIALS -- 7.9%
          90,000        Aluminum Co. of America.....................................  $  6,710,625
         125,000        Consolidated Papers Inc. (a)................................     3,437,500
         125,000        Georgia-Pacific Group (b)...................................     7,320,313
         299,500        Oregon Steel Mills Inc. ....................................     3,556,562
         200,000        RTI International Metals, Inc. (a)..........................     2,800,000
--------------------------------------------------------------------------------------------------
                                                                                        23,825,000
--------------------------------------------------------------------------------------------------
CHEMICALS -- 2.0%
          65,000        Dow Chemical Co. ...........................................     5,910,937
--------------------------------------------------------------------------------------------------
COMMUNICATION SERVICES -- 10.5%
         110,000        AT & T Corp. ...............................................     8,277,500
         200,000        Comsat Corp. ...............................................     7,200,000
         200,000        Ericsson LM Telephone AD....................................     4,787,500
          75,000        GTE Corp. ..................................................     5,057,813
          95,000        US West Communications Group................................     6,139,375
--------------------------------------------------------------------------------------------------
                                                                                        31,462,188
--------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 6.1%
         250,000        Toys "R" Us, Inc. (a).......................................     4,218,750
         175,000        Wal-Mart Stores, Inc. ......................................    14,251,562
--------------------------------------------------------------------------------------------------
                                                                                        18,470,312
--------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 3.4%
         200,000        Fleming Cos., Inc. .........................................     2,075,000
         200,000        PepsiCo, Inc. ..............................................     8,187,500
--------------------------------------------------------------------------------------------------
                                                                                        10,262,500
--------------------------------------------------------------------------------------------------
ENERGY -- 8.4%
         100,000        Chevron Corp. (a)...........................................     8,293,750
         190,000        Halliburton Co. (a).........................................     5,628,750
         255,000        KN Energy, Inc. ............................................     9,578,438
         300,000        Ocean Energy Inc. ..........................................     1,893,750
--------------------------------------------------------------------------------------------------
                                                                                        25,394,688
--------------------------------------------------------------------------------------------------
ENTERTAINMENT -- 1.9%
         225,000        Fox Entertainment Group, Inc. ..............................     5,667,188
--------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 11.1%
          75,000        American Express Co. .......................................     7,668,750
         270,000        Bank of New York Co., Inc. .................................    10,867,500
          50,000        BankAmerica Corp. (a).......................................     3,006,250
          60,000        Chase Manhattan Corp. (a)...................................     4,083,750
         115,000        Mellon Bank Corp (a)........................................     7,906,250
--------------------------------------------------------------------------------------------------
                                                                                        33,532,500
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       13

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                             TOTAL RETURN PORTFOLIO

       SHARES                                     SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
HEALTHCARE -- 3.6%
          75,000        American Home Products Corp. (a)............................  $  4,223,437
          50,000        Bristol-Myers-Squibb Co. ...................................     6,690,625
--------------------------------------------------------------------------------------------------
                                                                                        10,914,062
--------------------------------------------------------------------------------------------------
REAL ESTATE -- 12.7%
         400,000        MeriStar Hotels & Resorts, Inc. ............................     1,050,000
         175,000        Rouse Co. ..................................................     4,812,500
         200,000        Shurgard Storage Centers Inc. ..............................     5,162,500
         410,000        Simon Property Group, Inc. .................................    11,685,000
         290,000        Spieker Properties, Inc. ...................................    10,041,250
         200,000        TriNet Corporate Realty Trust, Inc. ........................     5,350,000
--------------------------------------------------------------------------------------------------
                                                                                        38,101,250
--------------------------------------------------------------------------------------------------
TECHNOLOGY -- 5.5%
         150,000        Adobe Systems Inc. .........................................     7,012,500
         150,000        Geoworks Corp. .............................................       543,750
          75,000        Motorola, Inc. (a)..........................................     4,579,687
          50,000        Texas Instruments, Inc. (a).................................     4,278,125
--------------------------------------------------------------------------------------------------
                                                                                        16,414,062
--------------------------------------------------------------------------------------------------
UTILITIES -- 8.0%
         125,000        Duke Energy Corp. ..........................................     8,007,813
         150,000        Enron Corp. ................................................     8,559,375
         300,760        Sempra Energy (a)...........................................     7,631,785
--------------------------------------------------------------------------------------------------
                                                                                        24,198,973
--------------------------------------------------------------------------------------------------
                        TOTAL COMMON STOCK (Cost -- $209,688,555)...................   244,153,660
==================================================================================================
PREFERRED STOCK -- 4.2%
         150,000        Cyprus Amax Minerals Co., Exchangeable 0.00% (a)............     5,250,000
         125,000        KMart Financing Corp., Exchangeable 7.75%...................     7,242,188
--------------------------------------------------------------------------------------------------
                        TOTAL PREFERRED STOCK (Cost -- $12,174,125).................    12,492,188
==================================================================================================
FOREIGN STOCK -- 1.1%
             420        Nippon Telegraph & Telephone Co. (Cost -- $3,127,504).......     3,246,808
==================================================================================================
                        SUB-TOTAL INVESTMENTS (Cost -- $224,990,184)................   259,892,656
==================================================================================================
        FACE
       AMOUNT                                     SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 13.6%
     $40,889,000        Morgan Stanley Dean Witter & Co., 4.650% due 1/4/99;
                        Proceeds at maturity -- $40,910,126; (Fully collateralized by U.S. Treasury Notes, 6.500% due 8/15/08; U.S. Treasury
                        Notes, 6.000% due 8/15/99; U.S. Treasury Notes, 6.375% due
                        7/15/99; U.S. Treasury Bonds, 6.375% due 8/15/27; Total
                        market value -- $41,886,532) (Cost -- $40,889,000)..........    40,889,000
==================================================================================================
                        TOTAL INVESTMENTS -- 100% (Cost -- $265,879,184*)...........  $300,781,656
==================================================================================================

(a) Non-income producing security.
(b) All or a portion of this security is on loan (See Note 12).
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       14

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 1998

                                                              INTERMEDIATE                     TOTAL
                                                               HIGH GRADE    APPRECIATION      RETURN
                                                               PORTFOLIO      PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------------------------------
ASSETS:
  Investments -- Cost.......................................  $12,626,519    $132,453,000   $224,990,184
  Repurchase Agreements -- Cost.............................           --      45,204,000     40,889,000
========================================================================================================
  Investments, at Value.....................................  $13,060,450    $202,285,939   $259,892,656
  Repurchase agreements, at Value...........................           --      45,204,000     40,889,000
  Cash......................................................       16,535              34            431
  Collateral for securities on loan (Note 12)...............           --              --      6,188,600
  Receivable for Fund shares sold...........................           --         377,744          1,994
  Receivable for securities sold............................           --       2,159,212             --
  Dividends and interest receivable.........................      208,702         234,812        603,719
--------------------------------------------------------------------------------------------------------
  TOTAL ASSETS..............................................   13,285,687     250,261,741    307,576,400
--------------------------------------------------------------------------------------------------------
LIABILITIES:
  Investment advisory fees payable..........................       13,252         109,598        129,920
  Administration fees payable...............................        6,437          39,854         49,724
  Payable for Fund shares purchased.........................        1,361          44,667            222
  Payable for securities purchased..........................           --       4,342,442             --
  Payable for securities on loan (Note 12)..................           --              --      6,188,600
  Payable for options written (Note 6)......................           --              --      2,931,250
  Accrued expenses..........................................       22,368          44,925         61,260
--------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES.........................................       43,418       4,581,486      9,360,976
--------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................  $13,242,269    $245,680,255   $298,215,424
========================================================================================================
NET ASSETS:
  Par value of shares of beneficial interest................  $     1,215    $     11,612   $     16,995
  Capital paid in excess of par value.......................   12,352,306     169,197,248    244,460,916
  Undistributed net investment income.......................      856,146       2,556,138      8,626,454
  Accumulated net realized gain (loss) from
     security transactions and options......................     (401,329)      4,082,318     11,613,888
  Net unrealized appreciation of investments and options....      433,931      69,832,939     33,497,171
--------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................  $13,242,269    $245,680,255   $298,215,424
========================================================================================================
SHARES OUTSTANDING..........................................    1,215,059      11,611,924     16,995,236
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE..................................        $10.90         $21.16         $17.55
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       15

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                INTERMEDIATE                       TOTAL
                                                                 HIGH GRADE     APPRECIATION      RETURN
                                                                 PORTFOLIO       PORTFOLIO       PORTFOLIO
===========================================================================================================
INVESTMENT INCOME:
  Interest..................................................      $991,409      $ 1,771,896     $ 3,753,078
  Dividends.................................................            --        2,309,090       6,722,144
  Less: Foreign withholding tax.............................            --          (14,311)             --
-----------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...................................       991,409        4,066,675      10,475,222
-----------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 3).........................        58,825        1,032,038       1,607,515
  Administration fees (Note 3)..............................        29,412          375,286         584,551
  Audit and legal...........................................        21,208           16,171          16,968
  Shareholder and system servicing fees.....................        10,758           12,223          12,626
  Shareholder communications................................         3,500           45,435          67,224
  Pricing service fees......................................         6,961               --              --
  Trustees' fees............................................         3,031           12,543          14,587
  Custody...................................................         1,212           10,008          11,999
  Amortization of deferred organization costs...............            --               --           2,947
  Other.....................................................         1,531            4,561           5,721
-----------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES............................................       136,438        1,508,265       2,324,138
-----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME.......................................       854,971        2,558,410       8,151,084
-----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND OPTIONS (NOTES 4 AND 6):
  Realized Gain (Loss) From:
     Security transactions (excluding short-term
       securities)..........................................       (81,875)       4,800,221      11,808,714
     Options written........................................            --               --        (390,090)
-----------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)..................................       (81,875)       4,800,221      11,418,624
-----------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments and
  Options:
     Beginning of year......................................       235,253       43,212,947      39,948,496
     End of year............................................       433,931       69,832,939      33,497,171
-----------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET UNREALIZED APPRECIATION........       198,678       26,619,992      (6,451,325)
-----------------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS AND OPTIONS.........................       116,803       31,420,213       4,967,299
-----------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS......................      $971,774      $33,978,623     $13,118,383
===========================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       16

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 1998

                                                              INTERMEDIATE                     TOTAL
                                                               HIGH GRADE    APPRECIATION      RETURN
                                                               PORTFOLIO      PORTFOLIO      PORTFOLIO
========================================================================================================
OPERATIONS:
  Net investment income.....................................  $   854,971    $  2,558,410   $  8,151,084
  Net realized gain (loss)..................................      (81,875)      4,800,221     11,418,624
  Increase (decrease) in net unrealized appreciation........      198,678      26,619,992     (6,451,325)
--------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................      971,774      33,978,623     13,118,383
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.....................................     (935,810)     (2,031,402)    (7,063,001)
  Net realized gains........................................           --      (7,904,924)    (8,487,441)
--------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................     (935,810)     (9,936,326)   (15,550,442)
--------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 13):
  Net proceeds from sale of shares..........................    1,549,115     102,247,406     36,729,615
  Net asset value of shares issued for reinvestment of
     dividends..............................................      935,810       9,936,326     15,550,442
  Cost of shares reacquired.................................   (4,378,779)    (34,679,798)   (25,638,306)
--------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................   (1,893,854)     77,503,934     26,641,751
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................   (1,857,890)    101,546,231     24,209,692
NET ASSETS:
  Beginning of year.........................................   15,100,159     144,134,024    274,005,732
--------------------------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $13,242,269    $245,680,255   $298,215,424
========================================================================================================
* Includes undistributed net investment income of:..........      $856,146     $2,556,138     $8,626,454
========================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       17

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)     FOR THE YEAR ENDED DECEMBER
                                                                        31, 1997

                                                             INTERMEDIATE                       TOTAL
                                                              HIGH GRADE     APPRECIATION       RETURN
                                                              PORTFOLIO       PORTFOLIO       PORTFOLIO
=========================================================================================================
OPERATIONS:
  Net investment income....................................  $   935,739     $  2,031,193    $  7,204,804
  Net realized gain (loss).................................      (24,810)       7,187,150       8,306,846
  Increase in net unrealized appreciation..................      336,859       18,175,990      19,189,024
---------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS...................    1,247,788       27,394,333      34,700,674
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income....................................     (962,101)      (1,537,746)     (3,035,727)
  Net realized gains.......................................           --       (7,668,329)     (7,940,255)
---------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS..........................................     (962,101)      (9,206,075)    (10,975,982)
---------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 13):
  Net proceeds from sale of shares.........................    1,510,131       30,193,445      75,318,676
  Net asset value of shares issued for reinvestment of
     dividends.............................................      962,101        9,206,075      10,975,982
  Cost of shares reacquired................................   (2,394,121)     (14,685,582)     (7,517,017)
---------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS......       78,111       24,713,938      78,777,641
---------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS.....................................      363,798       42,902,196     102,502,333
NET ASSETS:
  Beginning of year........................................   14,736,361      101,231,828     171,503,399
---------------------------------------------------------------------------------------------------------
  END OF YEAR*.............................................  $15,100,159     $144,134,024    $274,005,732
=========================================================================================================
* Includes undistributed net investment income of:.........      $934,607      $1,991,360      $7,893,462
=========================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       18

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Intermediate High Grade, Appreciation and Total Return Portfolios ("Portfolios") are separate investment portfolios of the Greenwich Street Series Fund ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Shares of the Fund can be acquired through investing in an individual flexible premium deferred combination fixed and variable annuity contract or a certificate evidencing interest in a master group flexible premium deferred annuity offered by certain insurance companies. The Fund offers seven other managed investment portfolios: Money Market, Diversified Strategic Income, Equity Income, Equity Index, Growth and Income, Emerging Growth and International Equity Portfolios. The financial statements and financial highlights for the other portfolios are presented in a separate annual report.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence subsequent to the time a value was so established is likely to have significantly changed the value then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities are valued on the basis of the bid price at the close of business on each day; U.S. government and agency obligations are valued at the average between the bid and the ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date;
(h) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise tax; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the capital accounts of the Intermediate High Grade, Appreciation and Total Return Portfolios, respectively, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, for the Total Return Portfolio, portions of accumulated net investment income and accumulated net realized gains amounting to $14 and $520, respectively, were reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by these changes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, for the Total Return Portfolio, organization costs have been deferred and amortized on a straight-line basis over a five year period, which began with the commencement of operations in December 1993. As of December 31, 1998, deferred organization costs have been fully amortized.

     2.  DIVIDENDS

     The Portfolios declare and distribute dividends from net investment income annually. Net realized capital gains, if any, are also declared and distributed annually.

     3. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS

     The Fund, on behalf of the Portfolios, has entered into an investment advisory agreement ("Advisory Agreement") with Mutual Management Corp. ("MMC"). MMC is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which in turn is a wholly-owned subsidiary of Citigroup Inc. Under the Advisory Agreement, the Intermediate High Grade, Appreciation and Total Return Portfolios each pay an investment advisory fee calculated at the annual rates of

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

0.40%, 0.55% and 0.55%, respectively, of the value of their average daily net assets. These fees are calculated daily and paid monthly.

     The Fund, on behalf of the Portfolios, has entered into an administration agreement with MMC. Under the agreement, each Portfolio pays an administration fee calculated at the annual rate of 0.20% of the value of their average daily net assets. These fees are calculated daily and paid monthly.

     By mutual agreement of the parties involved, in the event the aggregate expenses of a Portfolio (exclusive of interest, taxes, brokerage expenses and extraordinary expenses) exceed an agreed-upon limitation, MMC will, as appropriate, reduce its fees by one half the excess expenses in the proportion that its fees bear to the aggregate of such fees paid by the Portfolio. IDS Life Insurance Company ("IDS Life"), one of the insurance companies offering variable annuities through which investments can be made in the Fund, will bear the remaining half of such excess expenses.

     For the year ended December 31, 1998, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, received brokerage commissions of $26,965.

     No officer, Director or employee of SSB or its affiliates receives any compensation from the Fund for serving as a Trustee or officer of the Fund.

     4.  INVESTMENTS

     During the year ended December 31, 1998, the aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                         PORTFOLIO                             PURCHASES        SALES
-----------------------------------------------------------------------------------------
Intermediate High Grade.....................................  $  8,500,871   $ 10,278,632
Appreciation................................................    84,017,512     34,064,543
Total Return................................................   215,858,325    164,229,142
-----------------------------------------------------------------------------------------

     At December 31, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                                           NET UNREALIZED
                         PORTFOLIO                           APPRECIATION   DEPRECIATION    APPRECIATION
---------------------------------------------------------------------------------------------------------
Intermediate High Grade....................................  $   459,289    $   (25,358)    $   433,931
Appreciation...............................................   71,710,492     (1,877,553)     69,832,939
Total Return...............................................   49,524,544    (14,622,072)     34,902,472
---------------------------------------------------------------------------------------------------------

     5.  FUTURES CONTRACTS

     The Intermediate High Grade and Total Return Portfolios may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.

     The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At December 31, 1998, there were no open futures contracts in the Portfolios.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     6.  OPTION CONTRACTS

     The Intermediate High Grade and Total Return Portfolios may from time to time enter into options contracts.

     Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are "marked to market" daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

     At December 31, 1998, there were no open purchased call or put options in the Portfolios.

     When a Portfolio writes a call option or a put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

     The following covered call options transactions occurred in the Total Return Portfolio during the year ended December 31, 1998:

                                                              NUMBER OF
                                                              CONTRACTS    PREMIUMS
=====================================================================================
Options written, outstanding at December 31, 1997...........     5,310    $ 1,249,520
Options written during the year ended December 31, 1998.....    34,135     10,299,938
Options cancelled in closing purchase transactions..........   (31,610)    (8,669,755)
Options expired.............................................    (4,060)      (998,591)
Options exercised...........................................    (2,025)      (355,163)
-------------------------------------------------------------------------------------
Options written, outstanding at December 31, 1998...........     1,750    $ 1,525,949
=====================================================================================

     The following table represents the written call option contracts open at December 31, 1998:

NUMBER OF                                                                            STRIKE
CONTRACTS                                                               EXPIRATION   PRICE       VALUE
---------------------------------------------------------------------------------------------------------
 1,750    Wal-Mart Stores, Inc. (Premiums received -- $1,525,949).....    1/15/99       75    $(2,931,250)
---------------------------------------------------------------------------------------------------------

     7.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Portfolio requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     8.  REVERSE REPURCHASE AGREEMENTS

     The Intermediate High Grade Portfolio may enter into reverse repurchase agreements.

     A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade obligations equal in value to its obligations with respect to the reverse repurchase agreements.

     At December 31, 1998, there were no open reverse repurchase agreements in the Portfolio.

     9.  SECURITIES TRADED ON A WHEN-ISSUED OR TO-BE-ANNOUNCED BASIS

     The Intermediate High Grade and Total Return Portfolios may from time to time purchase securities on a when-issued or to-be-announced ("TBA") basis.

     In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At December 31, 1998, there were no when-issued or TBA securities held in the Portfolios.

     10.  MORTGAGE ROLL TRANSACTIONS

     The Intermediate High Grade Portfolio has the ability to participate in mortgage roll transactions.

     A mortgage roll transaction involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds of the sale and the income from these investments will be invested, together with any additional income from the Portfolio exceeding the yield on the securities sold.

     At December 31, 1998, there were no open mortgage roll transactions in the Portfolio.

     11.  SHORT SALES AGAINST THE BOX

     The Total Return Portfolio has the ability to engage in short sales against the box.

     A short sale against the box is a short sale of common stock such that, when the short position is open, the Portfolio involved owns an equal amount of the stock or preferred stocks or debt securities, convertible or exchangeable, without payment of further consideration, into an equal number of shares of common stock sold short. The proceeds of the sale will be held by the broker until the settlement date, when the Portfolio delivers the stock or the convertible or exchangeable securities to close out its short position. Although prior to delivery a Portfolio will have to pay an amount equal to any dividends paid on the common stock sold short, the Portfolio will receive the dividends from the stock or, the preferred stock or the interest from the convertible or exchangeable debt securities plus a portion of the interest earned from the proceeds of the short sale. The Portfolio will deposit, in a segregated account with the Fund's custodian, the common stock or convertible preferred stock or debt securities in connection with short sales against the box.

     At December 31, 1998, the Portfolio had no open short sales against the box.

     12.  LENDING OF SECURITIES

     The Portfolios have an agreement with the custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations, and receive a lenders fee. Fees earned by the Portfolios on securities lending are recorded in interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. Government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

     At December 31, 1998, the Total Return Portfolio had loaned common stocks having a value of $6,248,672 and holds the following collateral for loaned securities:

                    SECURITY DESCRIPTION                        VALUE
========================================================================
TIME DEPOSITS:
  Bank of Brussels Lambert, 5.500% due 1/4/99...............  $3,558,185
  Rabobank Nederland, 7.750% due 1/4/99.....................     599,015
  Skandinaviska Enskilda Banken, 8.000% due 1/4/99..........     563,673
  Societe Generale, 5.125% due 1/4/99.......................     922,399
  Suntrust Bank, 4.000% due 1/4/99..........................     135,848
REPURCHASE AGREEMENT:
  J.P. Morgan Securities, 5.000% due 1/4/99.................     409,480
------------------------------------------------------------------------
Total.......................................................  $6,188,600
========================================================================

     Interest income earned by the Total Return Portfolio from securities loaned for the year ended December 31, 1998 was $27,022.

     13.  SHARES OF BENEFICIAL INTEREST

     At December 31, 1998, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. Transactions in shares for each portfolio were as follows:

                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 1998   DECEMBER 31, 1997
====================================================================================================
INTERMEDIATE HIGH GRADE PORTFOLIO
Shares sold.................................................        141,698             139,239
Shares issued on reinvestment...............................         88,618              88,428
Shares redeemed.............................................       (402,084)           (218,271)
---------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................       (171,768)              9,396
===================================================================================================
APPRECIATION PORTFOLIO
Shares sold.................................................      5,173,374           1,610,791
Shares issued on reinvestment...............................        498,739             505,828
Shares redeemed.............................................     (1,753,512)           (807,939)
---------------------------------------------------------------------------------------------------
Net Increase................................................      3,918,601           1,308,680
===================================================================================================
TOTAL RETURN PORTFOLIO
Shares sold.................................................      2,063,766           4,458,481
Shares issued on reinvestment...............................        888,597             638,881
Shares redeemed.............................................     (1,511,097)           (443,057)
---------------------------------------------------------------------------------------------------
Net Increase................................................      1,441,266           4,654,305
===================================================================================================

     14.  CAPITAL LOSS CARRYFORWARDS

     At December 31, 1998, the following Portfolio had, for Federal income tax purposes, capital loss carryforwards available to offset future realized gains. To the extent that these carryforward losses can be used to offset net realized capital gains, such gains, if any, will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                                           2002            2004           2005            2006            TOTAL
=================================================================================================================
Intermediate High Grade
  Portfolio                              $288,000         $4,000         $25,000         $84,000         $401,000
=================================================================================================================

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31:

          INTERMEDIATE HIGH GRADE PORTFOLIO               1998(1)       1997         1996         1995         1994
=====================================================================================================================
NET ASSET VALUE, BEGINNING OF YEAR....................     $10.89       $10.70       $10.60        $9.66       $10.69
---------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (2)...........................       0.65         0.72         0.71         0.66         0.61
  Net realized and unrealized gain (loss).............       0.07         0.21        (0.53)        1.00        (0.94)
---------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...................       0.72         0.93         0.18         1.66        (0.33)
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income...............................      (0.71)       (0.74)       (0.08)       (0.72)       (0.61)
  Net realized gains..................................         --           --           --           --        (0.09)
---------------------------------------------------------------------------------------------------------------------
Total Distributions...................................      (0.71)       (0.74)       (0.08)       (0.72)       (0.70)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..........................     $10.90       $10.89       $10.70       $10.60        $9.66
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN..........................................       6.79%        8.67%        1.69%       17.76%       (3.05)%
---------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).......................    $13,242      $15,100      $14,736      $16,152      $13,280
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (2)........................................       0.93%        0.95%        0.90%        0.86%        0.85%
  Net investment income...............................       5.82         6.28         6.35         6.63         6.57
---------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...............................         60%          66%         116%         121%          90%
---------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2) For the Intermediate High Grade Portfolio, the Investment adviser waived all or part of its fees for the three-year period ended December 31, 1996. In addition, IDS Life reimbursed expenses of $3,006 and $12,616 for the two-year period ended December 31, 1995. If such fees were not waived and expenses were not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                                                               EXPENSE RATIOS
                                                                PER SHARE DECREASES TO      WITHOUT FEE WAIVERS
                                                                NET INVESTMENT INCOME        AND REIMBURSEMENTS
                                                              --------------------------    --------------------
                                                               1996      1995      1994     1996    1995    1994
                                                               ----      ----      ----     ----    ----    ----
   Intermediate High Grade..................................  $0.020    $0.009    $0.020    1.07%   0.94%   1.05%

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31:

             APPRECIATION PORTFOLIO                  1998(1)         1997          1996          1995          1994
=====================================================================================================================
NET ASSET VALUE, BEGINNING OF YEAR...............      $18.73        $15.86        $14.39        $11.54        $11.80
---------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income..........................        0.27          0.24          0.27         0.23          0.20
  Net realized and unrealized gain (loss)........        3.24          3.90          2.60         3.04         (0.32)
---------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations..............        3.51          4.14          2.87         3.27         (0.12)
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..........................       (0.22)        (0.21)        (0.25)       (0.21)        (0.14)
  Net realized gains.............................       (0.86)        (1.06)        (1.15)       (0.21)           --
---------------------------------------------------------------------------------------------------------------------
Total Distributions..............................       (1.08)        (1.27)        (1.40)       (0.42)        (0.14)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.....................      $21.16        $18.73        $15.86        $14.39        $11.54
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.....................................       19.15%        26.39%        19.77%       28.84%        (1.12)%
---------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)..................    $245,680      $144,134      $101,232      $94,492       $80,823
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses.......................................        0.80%         0.80%         0.85%        0.97%         0.88%
  Net investment income..........................        1.36          1.68          1.59         1.65          1.75
---------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..........................          22%           34%           39%          43%           61%
=====================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31:

             TOTAL RETURN PORTFOLIO                1998(1)       1997        1996        1995        1994
===========================================================================================================
NET ASSET VALUE, BEGINNING OF YEAR...............    $17.62      $15.73      $12.75      $10.78      $10.30
-----------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income (2)......................      0.49        0.37        0.26       0.43        0.34
  Net realized and unrealized gain...............      0.38        2.26        2.97       2.19        0.42*
-----------------------------------------------------------------------------------------------------------
Total Income From Operations.....................      0.87        2.63        3.23       2.62        0.76
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..........................     (0.43)      (0.21)      (0.07)     (0.41)      (0.28)
  Net realized gains.............................     (0.51)      (0.53)      (0.18)     (0.24)         --
-----------------------------------------------------------------------------------------------------------
Total Distributions..............................     (0.94)      (0.74)      (0.25)     (0.65)      (0.28)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.....................    $17.55      $17.62      $15.73      $12.75      $10.78
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN.....................................      4.97%      16.84%      25.33%     25.04%       7.40%
-----------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)..................  $298,215    $274,006    $171,503    $78,042     $23,196
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (2)...................................      0.79%       0.79%       0.83%      1.00%       1.00%
  Net investment income..........................      2.79        3.24        3.06       3.80        3.84
-----------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..........................        72%         75%         82%        81%        118%
===========================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2) For the Total Return Portfolio, the Investment adviser waived all or part of its fees for the year ended December 31, 1994. In addition, IDS Life reimbursed expenses of $7,873 for the year ended December 31, 1994. If such fees were not waived and expenses were not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:


                                                                  PER SHARE          EXPENSE RATIOS
                                                              DECREASES TO NET      WITHOUT WAIVERS
                                                              INVESTMENT INCOME    AND REIMBURSEMENTS
                                                              -----------------    ------------------
                                                                    1994                  1994
                                                                    ----                  ----
Total Return................................................        $0.01                1.11%

 * The amount shown in this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market values of the portfolio.

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
GREENWICH STREET SERIES FUND:

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Intermediate High Grade, Appreciation and Total Return Portfolios ("Portfolios") of Greenwich Street Series Fund ("Fund") as of December 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1994, were audited by other auditors whose report thereon, dated February 10, 1995, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the four-year period then ended, in conformity with generally accepted accounting principles.

                                                /s/ KPMG Peat Marwick LLP


New York, New York
February 8, 1999

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

     For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 1998:

        - Percentages of ordinary dividends paid as qualifying for the dividends received deduction:

     Appreciation Portfolio.................................  76.24%
     Total Return Portfolio.................................  35.70

        - Total long-term capital gain distributions paid:

     Appreciation Portfolio.................................  $7,651,561
     Total Return Portfolio.................................   1,615,958

     A total of 12.44% of the ordinary dividends paid by the Intermediate High Grade Portfolio from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

--------------------------------------------------------------------------------
 ADDITIONAL SHAREHOLDER INFORMATION (UNAUDITED)
     On February 6, 1998, a special meeting of shareholders of the Trust was held for the purpose of voting on the following matters:

     1. To elect Trustees of the Trust which includes all Portfolios; and
     2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies.

     The results of the vote on Proposal 1 were as follows:

                                                 SHARES VOTED    PERCENTAGE OF   SHARES VOTED    PERCENTAGE OF
               NAME OF TRUSTEES                      FOR         SHARES VOTED       AGAINST      SHARES VOTED
--------------------------------------------------------------------------------------------------------------
Herbert Barg..................................  41,457,550.573      97.176%      1,204,698.617       2.824%
Alfred J. Bianchetti..........................  41,443,251.652      97.143       1,218,997.538       2.857
Martin Brody..................................  41,448,794.038      97.156       1,213,455.152       2.844
Dwight B. Crane...............................  41,476,634.180      97.221       1,185,615.010       2.779
Burt N. Dorsett...............................  41,484,718.121      97.240       1,177,531.069       2.760
Elliot S. Jaffee..............................  41,463,169.203      97.189       1,199,079.987       2.811
Stephen E. Kaufman............................  41,468,535.534      97.202       1,193,713.656       2.798
Joseph J. McCann..............................  41,476,403.003      97.220       1,185,846.187       2.780
Heath B. McLendon.............................  41,476,953.962      97.222       1,185,295.228       2.778
Cornelius C. Rose, Jr. .......................  41,487,746.207      97.247       1,174,602.983       2.753
--------------------------------------------------------------------------------------------------------------

     Proposal 2 requested that shareholders approve certain changes to the fundamental policies of the Fund in order to modernize them in view of certain regulatory, business or industry developments that have occurred since original adoption of these policies by the Portfolios. The chart on the following page demonstrates that all proposals were approved by shareholders.

     Please note that "M" indicates a modification of the policy, "E" indicates the elimination of the policy; and "R" indicates the reclassification of the policy from fundamental (which would require shareholder approval to change) to non-fundamental (which can be changed by a vote of the Board of Trustees).

                                                      INTERMEDIATE HIGH     APPRECIATION     TOTAL RETURN
                                                       GRADE PORTFOLIO       PORTFOLIO        PORTFOLIO
-----------------------------------------------------------------------------------------------------------
M    Diversification...............................            X                  X                X
-----------------------------------------------------------------------------------------------------------
M    Senior Securities.............................            X                  X                X
-----------------------------------------------------------------------------------------------------------
M    Industry Concentration........................            X                  X                X
-----------------------------------------------------------------------------------------------------------
M    Borrowing.....................................            X                  X                X
-----------------------------------------------------------------------------------------------------------
E    Ability to Pledge Assets......................            X                  X                X
-----------------------------------------------------------------------------------------------------------
M    Lending.......................................            X                  X                X
-----------------------------------------------------------------------------------------------------------
M    Underwriting of Securities....................            X                  X                X
-----------------------------------------------------------------------------------------------------------
R    Margin and Short-Sales........................            X                  X                X
-----------------------------------------------------------------------------------------------------------
M    Real Estate...................................            X                  X                X
-----------------------------------------------------------------------------------------------------------
R    Purchases of Securities of Other Investment
     Companies.....................................            X                  X                X
-----------------------------------------------------------------------------------------------------------
R    Investments in Oil, Gas and Mineral
     Exploration...................................            X                  X                X
-----------------------------------------------------------------------------------------------------------
R    Puts, Calls and Combinations Thereof..........            X                  X                X
-----------------------------------------------------------------------------------------------------------
X-Approved

--------------------------------------------------------------------------------
 ADDITIONAL SHAREHOLDER INFORMATION (UNAUDITED) (CONTINUED)

     The information below reports the lowest percentage of shares voting for the proposals, the highest percentage of shares voting against and abstaining by shareholders of the Fund on all proposals.

INTERMEDIATE HIGH GRADE PORTFOLIO

               PERCENTAGE                  PERCENTAGE                 PERCENTAGE
SHARES VOTED   OF SHARES    SHARES VOTED   OF SHARES      SHARES      OF SHARES
    FOR          VOTED        AGAINST        VOTED       ABSTAINED    ABSTAINED
--------------------------------------------------------------------------------
1,247,633.554    94.835%      8,539.286      0.649%      59,415.808     4.516%
--------------------------------------------------------------------------------

APPRECIATION PORTFOLIO

               PERCENTAGE                  PERCENTAGE                 PERCENTAGE
SHARES VOTED   OF SHARES    SHARES VOTED   OF SHARES      SHARES      OF SHARES
    FOR          VOTED        AGAINST        VOTED       ABSTAINED    ABSTAINED
--------------------------------------------------------------------------------
6,611,648.810    92.205%     78,829.747      1.099%     480,130.453     6.696%
--------------------------------------------------------------------------------

TOTAL RETURN PORTFOLIO

               PERCENTAGE                  PERCENTAGE                 PERCENTAGE
SHARES VOTED   OF SHARES    SHARES VOTED   OF SHARES      SHARES      OF SHARES
    FOR          VOTED        AGAINST        VOTED       ABSTAINED    ABSTAINED
--------------------------------------------------------------------------------
13,559,421.184   92.733%    162,122.220      1.109%     900,413.487     6.158%
--------------------------------------------------------------------------------

                     (This page intentionally left blank.)

                                        This report is submitted for the general information of the owners of the Greenwich Street Series Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses, as well as other pertinent information.

                                        SYMPHONY
                                        investments are sponsored and managed
                                        by:
                                        Smith Barney Inc.
                                        and subsidiaries

                                        SYMPHONY
                                        is underwritten, issued and serviced by:
                                        IDS Life Insurance Company and
                                        IDS Life Insurance Company of New York

                                        S6223-1 D (2/99)

                          GREENWICH STREET SERIES FUND
                                 ANNUAL REPORT

                                               INTERMEDIATE HIGH GRADE PORTFOLIO

                                                          APPRECIATION PORTFOLIO

                                                          TOTAL RETURN PORTFOLIO

                                                               DECEMBER 31, 1998

                                        This report is submitted for the general information of the owners of the Greenwich Street Series Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses, as well as other pertinent information.

                                        S6223-1 D (2/99)




                          GREENWICH STREET SERIES FUND
                               ANNUAL REPORT FOR
                                    SYMPHONY
                        A Tax-Deferred Variable Annuity
                                                 LOGO

                                                          EQUITY INDEX PORTFOLIO

                                                          MONEY MARKET PORTFOLIO

                                                         EQUITY INCOME PORTFOLIO

                                                       EMERGING GROWTH PORTFOLIO

                                                     GROWTH AND INCOME PORTFOLIO

                                                  INTERNATIONAL EQUITY PORTFOLIO

                                          DIVERSIFIED STRATEGIC INCOME PORTFOLIO

                                                               DECEMBER 31, 1998

<PG$PCN>

ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

Dear Investor:

We are pleased to provide the annual report for the Greenwich Street Series
Fund -- Money Market, Diversified Strategic Income, Equity Income, Equity Index, Growth and Income, Emerging Growth and International Equity Portfolios ("Portfolios") for the year ended December 31, 1998. This letter will briefly discuss general economic and market conditions. In addition, detailed comparisons showing the growth of hypothetical $10,000 investment in each Portfolio since inception can be found in this report (except for the Money Market Portfolio). A detailed summary of performance and current holdings for each Portfolio can be found in the appropriate sections that follow.

ECONOMIC REVIEW AND OUTLOOK

1998 saw a widely gyrating U.S. stock market with different sectors performing differently. The large cap oriented S&P 500 Stock Index ("S&P 500") returned 28.72% for the year. The S&P 400 Midcap Index had a gain of roughly 19.1% while the Russell 2000 Index ("Russell 2000") had a negative return of 2.6% for the year ended December 31, 1998. Dividend-paying defensive stocks such as utilities performed better than the average small- and mid-cap stock. While technology stocks were adversely impacted by the global financial crisis in late 1997, they have since rebounded, led by Internet-related names.

The economies of the developed world flourished in 1998 while most emerging markets went down. Low interest rates, robust consumer spending and benign inflation fueled economic growth in the U.S. and Europe and created favorable conditions for corporate profitability. In contrast, Russia's economy collapsed, Asia's economies remained mired in recession and Brazil's economy faltered at year-end after $30 billion was spent to defend its currency during the reporting period.

1998 was also a record year for mergers and acquisitions, nearly double 1997's total. The merger of oil giants Exxon and Mobil announced in December will result in the creation of the world's largest company in terms of revenue. In the digital world, merger activity between Internet service providers, phone companies, cable companies and telecommunications firms heated up, as "convergence" became the new mantra.

We remain guardedly optimistic about the resilient U.S. economy in the first half of 1999 because we expect interest rates to stay low and the productivity revolution through technology to continue. However, the risks from foreign markets cannot be discounted and future corporate earnings may come under increasing pressure.

BOND MARKET COMMENTARY

Problems that started with Asia's currency devaluations in the summer of 1997 hit the bond market hard in August and September of 1998. Bond values fell dramatically and asset-backed bonds, mortgage-backed securities, emerging-market debt and corporate bonds all were negatively affected. In 1998, the more risk a bond investor assumed, the more he or she suffered.

For the year ended December 31, 1998, the Lehman Government/Corporate Index ("Index") returned 9.47%. During the reporting period, the spreads between different kinds of bonds and U.S. Treasuries widened at record speed as investors gravitated to their safety amidst rising stock market volatility and higher investor anxiety about the global economy. The Federal Reserve Board ("Fed") then changed its monetary policy from one of vigilance against inflation to one of combating deflation during the reporting period and cut rates three times. So far in 1999, spreads have tightened, bond market liquidity has returned and the bond market has stabilized.

Markets and policy makers expect real U.S. economic growth to finally slow to the 1%-2% level in 1998 after three years of 3% plus growth. The slowdown is expected to be led by a sharp reduction in the growth rate of investment spending and continued weakness in the export sector. The Conference Board survey of corporate sentiment indicates that capital-spending plans has not yet rebounded with the stock market and consumer sentiment. Year 2000 ("Y2K") spending is temporarily boosting capital spending, yet industrial overcapacity and several years of rapid spending in technology make slower investment spending highly likely.

However, a drop in the rate of consumer spending growth is essential to any meaningful forecast of 1%-2% real Gross Domestic Product ("GDP") growth. This has not happened yet despite two years where consumer spending has been close to consumer income. The wealth effect from three years of 20% plus stock market gains is estimated to increase spending 1.5%

                                        1

<PG$PCN>
ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

more than implied by income growth. Lower interest rates, lower oil and other commodity prices, and declining import prices have further boosted consumer purchasing power.

The tight employment market has also been a major force behind high consumer confidence and spending plans. December brought a further sharp drop in oil prices and continued record high auto sales and housing starts (which substantially exceeded expectations). Unless they were all caused by unseasonably warm weather, these factors cause us to push any forecast of a consumer slowdown further out into the future which will delay any further Fed rate cuts.

There are storm clouds on the horizon that could lead the consumer to retreat. Latin America has been pushed into recession by last summer's emerging market meltdown and could be subject to further pressure if a Brazilian crisis erupts. Latin America has a larger economic impact on the U.S. than Asia and Russia do. A decline in the stock market could rattle the consumer, although the stock markets continued resilience means that a sustained downturn is required before spending would be significantly impacted. Japan is also a big question mark. Economic activity is now declining there after several years of flat growth.

Despite three rate cuts in the second half of 1998, it would be hard to say the Fed has an easy monetary policy. Short-term interest rates are still more than 3% above inflation and are high relative to nominal growth. Credit market spreads are high and banks are tightening credit standards. These factors create a downward bias for short-term rates over the long-term, but rates are likely to remain stable until the consumer slows down.

With the Fed on hold, there will be some upward pressure on long-term rates. But slow growth outside the U.S. and continued low inflation should prevent rates from rising too much. The fact that so much of the U.S. Treasury curve trades below the federal-funds rate is a big factor in the continued high spreads in the investment grade corporate market. Because of this, spreads should move to offset the change in U.S. Treasury yields -- narrowing when yields rise and widening when yields fall.

STOCK MARKET COMMENTARY

The deepening global financial crisis and its adverse impact on global economies and leveraged hedge funds sent the U.S. stock market into a tailspin during the third quarter of 1998. The S&P 500 fell by almost 10% in the third quarter while the Russell 2000 Index of smaller companies fared even worse with a decline of 20%.

The third quarter began on a promising note as stock prices rose by almost 5% in the first half of July. From the then all-time highs established on July 17, 1998, a series of bad news related to political and currency turmoil led the stock market down through the end of August. The market decline over that period was close to 20%, which qualifies under most scenarios as a bear market.

The bulk of the bad news in August came from the political and economic crisis in Russia and the continuing spread of the currency contagion. The collapse of the Russian ruble and the restructuring of Russian debt triggered trading and lending losses at brokerage firms and banks. The crisis in the financial sector took a turn for the worse later in the quarter as several hedge funds disclosed losses related to the global financial turmoil. Several stocks in the financial sector saw their market value cut in half during the third quarter.

Increased uncertainty over Clinton's presidency and the bigger question of the damage to corporate profits added to the volatility in the stock market. The increased prospects of a global and U.S. economic slowdown led to some easing of monetary policy. Japan first decreased short-term interest rates by 20 basis points and the Fed followed suit with a 25 basis point rate cut in late September. The U.S. stock market rallied in anticipation of the rate cut and stock prices rose by almost 6% in September.

In the large-capitalization stock universe, high-quality growth stocks performed better than value stocks in the third quarter of 1998. The utilities sector produced the only positive performance in the third quarter while the financial services and energy sectors at the other end of the spectrum fell by over 20%. Large-cap technology and health care stocks held up reasonably well, but consumer stocks declined sharply against the likely backdrop of an economic slowdown.

A proactive and aggressive stance by the Fed halted the stock market slide early in the fourth quarter of 1998 and sent stock prices soaring in November and December. The fourth quarter rally erased losses from the third quarter and most market measures reached new all-time highs.

                                        2

<PG$PCN>
ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

The negative sentiment in the stock market persisted through the first week of October as the S&P 500 fell another 6%. Investor concerns focused on the impact of the Russian crisis and global lending and trading losses on U.S. economic and earnings growth.

Sentiment reversed in the second week of October after most market indexes had declined over 20% from their all-time highs. The reversal in trend turned into a significant stock market rally when the Fed cut short-term rates by an unexpected 25 basis points in the middle of October. The surprise Fed action raised hopes that a proactive stimulative monetary policy by the most central banks would avert a global recession.

The stock market rally, triggered by the unexpected Fed rate cut in mid-October, continued almost unabated through the months of November and December. The market was also helped by economic reports in the fourth quarter which were well ahead of expectations. Despite the strength in the economy, interest rates remained low mainly as a result of low inflation.

The performance of the U.S. stock market in 1998 proves yet again that interest rate changes and liquidity flows may have a more dominant influence on stock prices than most other factors. In a year where earnings growth was close to zero, most measures of the U.S. stock market have risen by over 20%. Declining interest rates, which fell from 5.9% to 5.1% during 1998, have triggered a significant expansion in the market price/earnings ("P/E") multiple. The upward pressure on stock prices has been further amplified by strong money flows as yields on alternative investments have dwindled.

A notable aspect of the stock market performance in 1998 was the divergence in returns across different styles and segments of the market. While the S&P 500 rose by 28.72% in 1998, the Russell 2000 actually declined by 2.6%. The gain in large company growth stocks of 42.2% was well ahead of the 14.7% advance of large company value stocks and almost out of sight.

With earnings growth slowing down, the market's P/E multiple has now reached 23 times 1998 earnings. It appears that the biggest risk to the stock market still remains on the earnings front. Earnings estimates for 1999 remain high and it is quite likely that these earnings forecasts will be revised downward. Despite the possible downward earnings revisions, we believe that support from low interest rates should limit any excessive downside for the market.

MONEY MARKET PORTFOLIO

For the year ended December 31, 1998, the Portfolio generated a total return of 4.40%.

The effects of the global events in Russia, Japan and Asia have finally reached the United States. Many U.S. financial institutions have suffered losses due to their exposure to Russia and a widening spread on debt instruments in emerging markets. In fact, the widening spread of debt instruments has even occurred among "AA"-rated banks and brokerage firms as their future earnings continue to be questioned. Moreover, the near default of a major hedge fund caused spreads to widen even more as it began to liquidate its portfolio.

Instability in the capital markets and the downturn in the U.S. stock market prompted the Fed to take preemptive moves and lower the federal-funds rate from 5.50% to 4.75%. In the view of the managers, this 75 basis point ease in the Fed's monetary policy has enabled the financial markets to function once again in an orderly yet still cautious fashion. It appears that a full-blown credit crunch and U.S. economic recession have been avoided.

The financial markets are now focused as to what degree the U.S. economy may slow, and further monetary policy eases by the Fed will depend on how the U.S. economy performs. The major G-7 countries are closely monitoring the financial markets and global interest-rate cuts have begun. The International Monetary Fund ("IMF") has devised liquidity plans for emerging market countries in Latin America and Asia to avoid funding disruptions when global capital flows become more volatile.

The most recent economic data suggests to the portfolio managers that the U.S. economy is still healthy and growing at around a 2.5%-3.0% annual pace as we head into 1999. Several factors such as low interest rates, a healthy housing and consumer sector, recent lows in oil prices, a rebound in stock prices, and a bottoming out in Asia have all helped support global economic growth. On the other hand, a still weak manufacturing sector and some corporate profit pressures continue to weigh negatively on the U.S. economy.

                                        3

<PG$PCN>
ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

DIVERSIFIED STRATEGIC INCOME PORTFOLIO

For the year ended December 31, 1998, the Diversified Strategic Income Portfolio ("Portfolio") returned 6.41% compared to the Lehman Brothers Aggregate Bond Index return of 8.69% for the same period. (The Lehman Brothers Aggregate Bond Index is made up of U.S. Treasury bonds, government agency bonds, mortgage-backed securities and corporate bonds.)

The emphasis of the managers during 1998 was to reduce their exposure to foreign securities. While their security selection continues to focus on the European financial markets and not the countries so prevalent in the press, they believe that U.S. markets should provide a better safe haven. The unforeseen spread widening experienced in mortgage-backed securities and corporate bonds from October creates what the managers believe represent tremendous opportunities. The Portfolio's current asset allocation target is 55% mortgage-backed securities, 35% high-yield and 10% foreign with an average portfolio maturity of roughly five years.

High-Yield Bonds

The high-yield bond market generated relatively weak results during the third quarter of 1998, underperforming all of the other domestic bond market sectors. By the end of September, the Fed began taking aggressive actions to restore investor confidence in the financial markets. The Fed concluded that the financial markets were beginning to freeze up and overall liquidity in the bond market was disappearing. Many companies were finding it increasingly more difficult to borrow money through bond markets. Moreover, there was a more pronounced reluctance on the part of many investors to invest in new bonds, especially from companies that issue high yield bonds. Fears that an economic recession was becoming more likely given the turmoil in emerging market economies such as Korea, Russia and Indonesia were also market factors.

Moreover, investors became concerned that a worldwide credit crunch in the financial markets might throw the U.S. economy into a meaningful recession. By acting decisively and lowering short-term interest rates three times, the Fed was able to stabilize the domestic financial markets and restore investor confidence. In the fourth quarter of 1998, as investors slowly became more comfortable with the economic outlook and the Fed's resolve to keep the economy out of a recession, the high yield bond market stabilized and outperformed other bond sectors. Yet because of a lingering uncertainty over the economy, the high-yield bond market trades at undervalued levels. As more investors become convinced that the U.S. economy is still fundamentally sound, the high-yield bond market should continue to stabilize and prices may improve.

The portfolio manager of the high-yield bond portion viewed the recent correction in the high-yield bond market as a buying opportunity and carefully redeployed excess cash reserves into the market during this time. However, given the continued problems in Asia, he remained underweighted in basic commodity industries such as steel, forest products, energy and petrochemicals, industries that have been negatively affected by worldwide deflationary trends in recent months. (Deflation is when prices actually fall. Deflation should not be confused with disinflation, which is the slowing down of the rate at which prices increase).

Government Securities

The government securities portion of the Portfolio continued to emphasize income by investing in mortgage-backed securities. To the extent that conditions suggest lower interest rates, intermediate-term U.S. Treasuries were bought during the reporting period to help boost the Portfolio's appreciation potential. The manager of the government securities portion of the Portfolio intends to closely monitor mortgage prepayment possibilities if interest rates decline further.

The key events during 1998 were predominantly mergers and acquisitions, the ongoing overseas economic crisis and the resiliency of the U.S. economy and financial markets. The broad range in interest rates and the associated higher market volatility reflected those conditions.

The historically low level of interest rates in October 1998 was precipitated by the first Fed interest rate cut since 1996. While further cuts ensued, concerns surrounding hedge fund losses took center stage, prompting spreads between corporate bonds and mortgage-backed securities to widen versus U.S. Treasuries. Compounding the problem was considerable corporate financing as the portfolio managers headed toward the end of the year. Corporate debt issuance for 1998 on a net basis was more than the prior two years combined.

The manager believes that the dominant issues in 1999 will be the advent of the Euro, the prospects for economic recovery throughout Asia and other less developed countries, the future sustainability of U.S. economic growth and the ongoing

                                        4

<PG$PCN>
ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

resiliency of U.S. financial markets. (The Euro is the new, single currency of eleven European Union countries that began on January 1, 1999.)

The Euro introduces a new variable to macroeconomic analysis that has not been faced since the demise of the Soviet empire and the advent of true global competition. Opportunities should abound in the financial markets as corporate financing expands in creative new ways. However, the implications for the U.S. dollar as the world's premier currency has now been brought into question by the Euro's introduction.

The economic picture throughout Asia and Russia remains critically unclear. Rising employment, the need to dump finished goods in the face of uncertain currencies and fiscal policies that are slow to change and less than dramatic, do not bode well for the financial markets of less developed countries.

In the view of the manager, the U.S. economy and the financial markets will continue to soul search as to prospects for continued good fortune. The positives include such variables as low unemployment, strong productivity and the dramatic increase in defined contribution plans (i.e., 401(k) plans) and estate planning as key market influences. However, historically low savings (the traditional standard) being redefined as the "wealth effect" as measured by investment growth remains an ever present shadow that can change with the ups and downs of the financial markets.

Global Government Bonds

Starting with currency devaluations in East Asia, followed shortly by the 500-point fall in the Dow Jones Industrial Average in October 1997, continuing with the period of complacency in the first half of this year (during which the U.S. stock market rallied roughly 20% and European market even more), through the massive dislocations in financial markets this summer and fall, the world has rarely seen such disorder and disarray compressed into such a short time period.

The principal effect on bond markets was the dramatic rally in major government bond prices over the summer, bringing 10-year German yields below 4% and 30-year U.S. Treasury bond yields below 5%. This rally was in conjunction with and partly due to, the sell-off in emerging markets over the late spring and early summer, as well as the drastic widening of credit spreads of all natures over the same period. Many investors fled to the highest-quality markets and divested themselves of anything that could be construed as a "yield spread" product over the safest of government bond markets. (The term "yield spread" used here refers to those bonds with yields that exceed those of similar maturity U.S. Treasury bonds.)

The manager of the global government bond portion of the Portfolio sold all of his Japanese bond holdings during the summer because:

     - With Japanese government bonds yielding below 1%, further price rises are unlikely to exceed those in other developed world bond markets; and

     - With a Japanese weighting of 14% in the J.P. Morgan Global Bond Index, such a low yielding asset makes it difficult to achieve the dividend target for the Portfolio.

The manager reinvested some of his U.S. Treasury bond holdings into Canadian and Australian government bonds to take advantage of the spread widening in those markets which occurred over the summer. Yields on both Canadian and Australian bonds have widened significantly compared to comparable U.S. Treasury securities and the manager expects that difference to narrow in the coming months.

During the early part of the reporting period, the Portfolio benefited from its concentrated German bonds that have generally outperformed other non-U.S. government bonds during the reporting period due to the flight-to-quality that followed the Russian debt default and the widely publicized troubles of large speculators. In order to preserve those gains, the manager redistributed some of the Portfolio's German bond holdings into the Danish market, where he believes good value exists.

The Portfolio's performance suffered from its several emerging markets bond holdings, in particular its Russian holdings, over the summer. Recently, several emerging markets have begun to recover, and have outperformed developed world bond markets. As a result, the manager has begun to cautiously rebuild some of his holdings in this asset class, but only in the safest, most highly rated of emerging markets.

                                        5

<PG$PCN>
ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

EQUITY INCOME PORTFOLIO

The Equity Income Portfolio ("Portfolio") seeks to provide investors with current income and, as a secondary goal, long-term capital appreciation. The Portfolio will seek to achieve its goals principally through investment in dividend-paying common stocks of companies whose prospects for dividend growth and capital appreciation are considered by the Portfolio's managers to be favorable. The Portfolio will normally invest at least 65% of its assets in stocks. Under normal circumstances, the Portfolio will concentrate at least 25% of its assets in the stocks and bonds of companies in the utility industry.

For the year ended December 31, 1998, the Portfolio had a total return of 16.99% compared to the S&P 500 total return of 28.72%. The Portfolio focuses on the utility sector that is viewed as a defensive, income-oriented group and is more sensitive to changes in the level of interest rates than to the broad-based stock market.

An otherwise solid stock performance by the utility sector during 1998 was overshadowed by another exceptional strong performance by the broad stock market. As of December 31, 1998, the managers owned 40 stock positions and 17 bonds issues. On the stock level, electric utilities dominated with almost 55% of the Portfolio's assets, followed by natural gas and telecommunications companies.

Last year was an exciting one within the utility stock universe because of the extreme divergent investment results -- top performers up over 70%, and laggards down more than 20%. The defining characteristic that separated the top performers from their peers was the completion of their regulatory restructuring plans that outlined management's long term strategies. Once implemented these deregulated strategies resulted in improved earnings growth visibility and reduced risk of regulatory uncertainties for each specific utility.

Thematically, 1998 was a year in which many companies seriously started positioning themselves for the deregulated energy markets. Several large utilities bought generating assets in other regions as part of a national wholesale energy strategy while others exited the generation business in order to focus on the regulated transmission and distribution business. International acquisitions remained the focus of many companies at a time when other electric companies were selling off their international investments. In addition, the first nuclear plant acquisition was made.

The portfolio manager anticipates that deregulation will accelerate in 1999 with the likely passage of restructuring legislation in key states such as New Jersey, Texas and Michigan. Additionally, he anticipates a pick up in merger and acquisition activity with small- and mid-sized utilities finding it increasingly more difficult to compete in the complex deregulated market hampered primarily by their size. As companies continue to restructure and re-deploy capital investments they have assumed earnings growth for the sector will remain in the three to five percent range and the average dividend pay out (i.e., the portion of earnings distributed as dividends) will continue to decline an average of twelve percentage points. For the successful companies, however, the redeployment should set the stage for better total investment returns in the future.

EQUITY INDEX PORTFOLIO

The Equity Index Portfolio ("Portfolio") is managed to provide investment results that, before the deduction of operating expenses, match the price and yield performance of U.S. publicly traded common stocks, as measured by the S&P
500. For the year ended December 31, 1998, the Portfolio posted a total return of 28.46% compared to the total return of the S&P 500 of 28.72% for the same period.

The Portfolio is designed to provide reliable exposure to the large cap segment of the U.S. market through a broadly diversified portfolio structure. The Portfolio matches the composition of the S&P 500 Index and owns the constituent index stocks at the appropriate index weight. The Portfolio, therefore, remains neutral relative to the benchmark in terms of economic sectors, market capitalization and the growth and value styles of investing.

The performance of the U.S. stock market in 1998 proves yet again that interest rate changes and liquidity flows may have a more dominant influence on stock prices than most other factors. In a year where corporate earnings growth was close to zero, most measures of the U.S. stock market have risen by over 20%. Declining interest rates, which fell from 5.9% to 5.1% during 1998, have triggered a significant expansion in the market's P/E multiples. The upward pressure on stock prices has been further amplified by strong money flows as yields on alternative investments have dwindled.

A notable aspect of the stock market performance in 1998 has been the divergent trends in returns across different investment styles and market segments. While the S&P 500 Index rose by 28.72% in 1998, the Russell 2000 Index representative of

                                        6

<PG$PCN>
ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

smaller companies actually declined by 2.6%. The gain in large-sized company growth stocks of 38.7% was well ahead of the 15.6% advance of large-sized company value stocks and extremely high compared to small-company growth stocks, which produced negative returns.

This remarkable spread in relative performance between different capitalizations and investment styles can best be understood in the context of business cycle investing and the still unfolding global economic crisis. A common perception is that the U.S. economy is in the later stages of a muted economic cycle. As overall corporate earnings growth becomes scarce, investors are more willing to reward stable growth companies with higher valuations. The flight to quality precipitated by global turmoil during the reporting period has worked against riskier asset classes such as small-cap stocks. The combination of meager overall corporate earnings growth and the flight-to-quality syndrome has worked in favor of large-cap stocks and against small-cap stocks.

GROWTH AND INCOME PORTFOLIO

The Growth and Income Portfolio ("Portfolio") seeks long-term capital growth and income. The Portfolio invests in income-producing equity securities including companies with consistent dividend-paying histories, the capacity to raise dividends in the future and the potential for capital appreciation. For the year ended December 31, 1998, the Portfolio had a return of 11.88% versus the total return of 15.72% for Lipper, Inc. peer group average for the same period. (Lipper is a major independent fund-tracking organization.)

The year 1998 set records in the U.S. financial markets. It was broad based, for investors enjoyed all time record highs in the popular stock market averages, while bond market yields touched levels last seen in the 1960s. Yet 1998 was also a tumultuous year. Small-capitalization stock indices, such as the Russell 2000 Index, were actually down for the year. And even large-capitalization stock indices twice dipped into negative territory. At the end of August and again in the beginning of October, stocks traded at levels below those of January 1. But then stocks recovered and rallied strongly through year-end.

The Portfolio is widely diversified, and participates in most of the major stock market sectors. Due to the strategy of emphasizing stocks with rising dividends, the Portfolio is somewhat underweighted in the technology sector. This underweight penalized relative performance, however, as technology stocks performed strongly over the last twelve months.

Since mid-year, the manager has purchased companies in several different industries, including health care, technology and financial services. Within health care, he purchased two pharmaceutical companies, Mylan Labs and Pfizer. Mylan is a leading generic drug manufacturer, while Pfizer has a very promising new product pipeline. Computer Associates has a strong position in software for various business applications. In the financial services sector, the manager purchased two brokerage stocks, Morgan Stanley Dean Witter and A.G. Edwards; a savings and loan, Washington Mutual; and an insurance company, Conseco. All were off their highs, and selling at very reasonable prices relative to their growth prospects.

Over the same six months, the manager sold a number of stocks. In the natural resource sector the manager sold Broken Hill Proprietary, an Australian company, as well as Temple Inland. Both companies stumbled due to lower worldwide commodity prices. Minnesota Mining and Manufacturing is a well-respected company with a diversified product line. The portfolio manager sold the stock, however, due to disappointing revenue growth. The manager also sold M.A. Hanna, a maker of specialty resins, due to a slowing in its end markets.

In 1999, the manager anticipates further volatility in the U.S. stock market. Some sectors, such as internet-related stocks, should swing wildly over the next year. By and large, the Portfolio should be cushioned from these kind of extreme swings in sentiment and prices. Further, the manager expects the underlying fundamentals of the economy and markets to remain solid. Corporate earnings should accelerate in 1999 versus 1998, while inflation remains low.

EMERGING GROWTH PORTFOLIO

The Emerging Growth Portfolio ("Portfolio") seeks capital appreciation by investing at least 65% of its total assets in the common stocks of small- and medium-sized foreign and domestic companies. The Portfolio focuses on companies that are in the early stages of their life cycles and have the potential to become major enterprises. The Portfolio posted a total return of 37.14% for the year ended December 31, 1998, compared to the Lipper, Inc. peer group average which had a total return of a negative 25.82% for the same period.

                                        7

<PG$PCN>
ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

For the year overall, the market benefited from low inflation and new cash flows into stocks. The stock market performed extremely well through mid-July, when the Dow Jones Industrial Average set a then record high. Trouble was on the horizon, however, as the markets feared that many U.S. companies would announce earnings problems resulting from exposure to lagging international economies. Investors became increasingly concerned after severe economic problems in Russia and the near-failure of a large hedge fund threatened financial stability. By August 31, 1998, the Dow had fallen 19 percent from its high.

Beginning in October conditions began to improve. Inflation remained tame, enabling the Fed to lower interest rates in September and then again in October and November. By October, companies began to report better-than-expected third-quarter earnings, reminding investors that the U.S. economy, although slowing, was still fundamentally solid. The volatile stock market began to rise again, with the Dow setting a new record in November before declining modestly from its high by year-end.

The managers have confidence in their investment strategy, so they continued to rely upon it throughout last year's highs and lows. As always, they looked for stocks with rising earnings expectations and rising valuations, and they invested in those companies they believed had the potential to outperform earnings expectations. Conversely, they sold stocks if their underlying companies' earnings estimates or valuations were declining. The managers consistently run the Portfolio from the "bottom up," meaning that they evaluate each company individually before deciding whether or not to invest.

That said, 1998 -- particularly the third quarter -- was a challenge because fewer stocks met their requirements. When the market was at its most volatile, few companies had rising valuations, so they looked for the stocks whose valuations were declining the least. Fortunately, the situation stabilized in the fourth quarter, and the managers found it easier to identify companies that satisfied their criteria.

The Portfolio was supported primarily by its substantial weighting in technology stocks. Tech companies, especially those whose businesses are Internet-related, generally enjoyed the greatest success during the reporting period. America Online, the nation's leading Internet service provider and the Portfolio's largest holding at year-end, was among 1998's biggest winners, as its stock rose 572 percent. Yahoo!, which provides a well-known Internet directory, was equally impressive; its stock price increased by 585 percent in 1998. Other technology stocks that helped the Portfolio's performance during the year were Dell Computer, a pioneer in direct computer sales, and EMC, which makes data storage systems.

Despite a difficult third quarter, retail companies also performed well and helped the Portfolio during the reporting period. Best Buy, a leading consumer electronics and appliance retailer, experienced a successful year and its stock price rose correspondingly. Another successful investment was our purchase of AnnTaylor Stores, a women's apparel retailer. On the pharmaceutical front, drug manufacturer Biogen also proved to be a successful acquisition.

Of course, not all stocks in the Portfolio performed as favorably, and there is no guarantee that any of these stocks will perform as well in the future.

Historically speaking, stock valuations are still relatively high, which makes the market vulnerable to a sharp drop if bad news rattles investors. At the same time, central banks around the world, including the Fed, have been implementing policies designed to bolster lagging economies. The managers anticipate that these actions may benefit stocks and limit the potential for negative corporate earnings surprises. Finally, they continue to monitor the Y2K computer problem, because the companies in which the Portfolio primarily invests -- small- and mid-cap stocks -- are the ones that are the most likely to be affected.

As the managers have mentioned before, valuations for small-cap stocks continue to be at historic and relative lows, suggesting a potentially bright future for the Portfolio. Indeed, in the final quarter of 1998, they saw the first signs of a narrowing of the valuation gap between large- and small-cap stocks. This gap should eventually close further, but they believe it is likely to remain wide as long as investors continue their "flight to quality," or preference for large-cap, blue-chip investments. If small- and mid-cap stocks begin to consistently outperform, however, the Portfolio should be well positioned.

INTERNATIONAL EQUITY PORTFOLIO

The International Equity Portfolio ("Portfolio") seeks total return from growth of capital and income. The Portfolio seeks to achieve its objective by investing at least 65% of its assets in a diversified blend of equity securities of established non-U.S. issuers. For the year ended December 31, 1998, the Portfolio posted a total return of 18.84% compared to the MSCI EAFE

                                        8

<PG$PCN>
ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

Index which posted 20.33% for the same period. (The MSCI EAFE Index consists of the equity total returns for Europe, Australia, New Zealand and the Far East.)

Powerful forces buffeted global equity markets during 1998. Some of those factors included:

     - The economic convergence of eleven European countries to form "Euroland" with a common functional currency, the Euro

     - Significant political change in Asia and Europe and the U.S. Presidential impeachment process

     - Russian debt default, the instability of hedge funds, massive debt trading losses from major financial institutions and withdrawal of trading liquidity

     - Ongoing global disinflation (in many cases, deflation) which applied downward pressure to both commodity prices and the developing economies

     - Massive mergers and acquisitions in several global industries.

The first half of the year was characterized by strongly positive returns from the developed markets while emerging market performance lagged. The financial crisis of late summer engulfed equity markets, negating virtually all gains from the early part of the year and driving emerging market returns sharply negative. Coordinated central bank monetary stimulus has allowed a sharp recovery in most equity markets over the past few months.

Market volatility during the year was higher than in recent years, providing discomfort to many investors during the late summer and early fall bear market. Many high-quality stocks fell sharply as investors fled equities for the perceived safety of dollar-denominated fixed income instruments. This provided great buying opportunities in stocks and again illustrated the benefit of a long-term investment perspective.

For other sectors of the market -- specifically those companies oriented to resources and commodities -- the global economic deceleration and looming overcapacity combined with strong downward price pressures from end users increased the prospect of poor earnings in 1998 and 1999. The managers see very little attraction in these sectors until a major contraction in capital spending occurs leading to capacity attrition.

Interestingly, corporate managements also took advantage of the sharp decline to initiate merger and acquisition activity, which reached record levels globally in 1998. Many enormous transaction were announced in financial services (Deutsche/ Bankers, Citigroup), energy (Exxon/Mobil) and automotive (Daimler/Chrysler.) The managers anticipate 1999 should bring further strong merger and acquisition activity across borders given that national concentration in many industries has been largely completed.

The three limiting factors on relative performance were:

     - Non-U.S. large capitalization stocks, which dominate the EAFE index, delivered higher returns than mid- and small-capitalization stocks, similar to the U.S. experience

     - Emerging market exposure was a considerable drag as emerging markets underperformed the developed markets by about 40 percentage points during 1998

     - The strength of the Japanese yen versus the dollar in 1998 given our significantly underweight position in Japanese stocks compared with the benchmark

At year-end the stock-selection driven geographic allocation was 80% in Europe, 17% in Asia, and 3% in Latin America. The managers' focus is on companies with high organic unit growth and visibility of earnings, characteristics they believe may be especially prized in the likely slower growth 1999 environment.

During the variable conditions of the past twelve months, the international equity markets proved resilient to numerous adverse economic and political developments. The managers' aim is to own the highest quality growth stocks of the international marketplace, consistent with prudent diversification to control risk.

In the U.S., their analysts envision virtually no earnings growth. In Japan, the managers' foresee earnings declines as that country struggles with continued recessionary conditions. While the Japanese have recognized partially the depths of their financial system crisis, unclear is whether the steps taken to date are sufficient to substantially remedy the problems.

                                        9

<PG$PCN>
ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

Non-Japan Asia may begin to exhibit earnings gains in the second half of 1999 after two years of the IMF imposed fiscal and monetary disciplines. Investors in Latin American markets will focus near-term on Brazilian developments where structural reform must be completed to reduce persistent budget deficits and stem capital flight.

Europe, in the view of the managers, should be the regional earnings star performer, especially in Euroland which adopted a common currency on January 1. Europe's investment attractions will continue in 1999 from the combination of:

     - Corporate restructuring

     - Increasing consumer confidence, due to declining unemployment

     - Attentive management, due to the award of equity incentives

     - Deregulation in financial markets, such as the legalization share repurchases

     - Growing flexibility of labor markets

In closing, we thank you for your investment in the Greenwich Street Series
Fund -- Money Market, Diversified Strategic Income, Equity Income, Equity Index, Growth & Income, Emerging Growth and International Equity Portfolios. We look forward to helping you pursue your financial goals in the years ahead.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

January 29, 1999

                                       10

<PG$PCN>

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- DIVERSIFIED STRATEGIC INCOME PORTFOLIO AS OF 12/31/98 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------

Year Ended 12/31/98                 6.41%
Five Years Ended 12/31/98           7.63%
10/16/91* through 12/31/98          7.39%

         CUMULATIVE TOTAL RETURN
         -----------------------
10/16/91* through 12/31/98         67.20%
* Commencement of operations

The chart to the right compares
the growth in value of a
hypothetical $10,000 investment
in Diversified Strategic Income
Portfolio on October 16, 1991
(commencement of operations)
through December 31, 1998 with
that of a similar investment in
the Lehman Brothers Aggregate
Bond Index. Index information is
available at month-end only;
therefore, the closest month-end
to inception date of the
Portfolio has been used. Figures
for the Lehman Brothers
Aggregate Bond Index, an
unmanaged index, are composed of
the Lehman Intermediate
Government/Corporate Bond Index
and the Mortgage-Backed
Securities Index and includes
treasury issues, agency issues,
corporate bond issues and
mortgage-backed securities.

                                                           Diversified Strategic Income    Lehman Brothers Aggregate Bond
                                                                     Portfolio                         Index
10/16/91                                                               10000                           10000

Dec-91                                                                 10140                           10507

Dec-92                                                                 10284                           11285

Dec-93                                                                 11576                           12386

Dec-94                                                                 11251                           12024

Dec-95                                                                 13071                           14246

Dec-96                                                                 14350                           14944

Dec-97                                                                 15713                           16385

12/31/98                                                               16720                           17809

--------------------------------------------------------------------------------

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- EQUITY INCOME PORTFOLIO AS OF 12/31/98 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------

Year Ended 12/31/98                16.99%
Five Years Ended 12/31/98          12.76%
10/16/91* through 12/31/98         12.20%
         CUMULATIVE TOTAL RETURN
------------------------------------------
10/16/91* through 12/31/98        129.41%
* Commencement of operations

The chart to the right compares
the growth in value of a
hypothetical $10,000 investment
in Equity Income Portfolio on
October 16, 1991 (commencement of
operations) through December 31,
1998 with that of a similar
investment in the Variable
Annuity Lipper Equity Income
Funds Peer Group Average and
Standard & Poor's 500 Index.
Index information is available at
month-end only; therefore, the
closest month-end to inception
date of the Portfolio has been
used. The Standard & Poor's 500
Index is an unmanaged index
composed of 500 widely held
common stocks listed on the New
York Stock Exchange, American
Stock Exchange and over-the-
counter market.

The Variable Annuity Lipper
Equity Income Funds Peer Group
Average is composed of 42 equity
income funds as of December 31,
1998 which underlie variable
annuities.

                                                 EQUITY INCOME PORTFOLIO     VARIABLE ANNUITY LIPPER
                                                 -----------------------    EQUITY INCOME FUNDS PEER      STANDARD & POOR'S 500
                                                                                  GROUP AVERAGE                   INDEX
                                                                            ------------------------      ---------------------
'10/6/91'                                                 10000                       10000                       10000
'12/91'                                                   10200                       10559                       10838
'12/92'                                                   11397                       11782                       11688
'12/93'                                                   12583                       13768                       12844
'12/94'                                                   11308                       14084                       13072
'12/95'                                                   14879                       16510                       17898
'12/96'                                                   15876                       18034                       22005
'12/97'                                                   19610                       23075                       29345
'12/31/98'                                                22941                       25781                       37779

--------------------------------------------------------------------------------

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                       11

<PG$PCN>

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- EQUITY INDEX PORTFOLIO AS OF 12/31/98 (UNAUDITED)

       AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------

Year Ended 12/31/98                28.46%
Five Years Ended 12/31/98          23.12%
10/16/91* through 12/31/98         18.89%

         CUMULATIVE TOTAL RETURN
         -----------------------
10/16/91* through 12/31/98        248.46%
* Commencement of operations

The chart to the right compares
the growth in value of a
hypothetical $10,000 investment
in Equity Index Portfolio on
October 16, 1991 (commencement of
operations) through December 31,
1998 with that of a similar
investment in the Standard &
Poor's 500 Index. Index
information is available at
month-end only; therefore, the
closest month-end to inception
date of the Portfolio has been
used. The Standard & Poor's 500
Index is an unmanaged index
composed of 500 widely held
common stocks listed on the New
York Stock Exchange, American
Stock Exchange and
over-the-counter market.

                                                                   EQUITY INDEX PORTFOLIO          STANDARD & POOR'S 500 INDEX
                                                                   ----------------------          ---------------------------
'10/16/91'                                                                 10000                              10000
'12/91'                                                                    10620                              10838
'12/92'                                                                    11335                              11668
'12/93'                                                                    12318                              12844
'12/94'                                                                    12421                              13012
'12/95'                                                                    16870                              17898
'12/96'                                                                    20526                              22006
'12/97'                                                                    27127                              29346
'12/31/98'                                                                 34846                              37779

--------------------------------------------------------------------------------

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- GROWTH & INCOME PORTFOLIO AS OF 12/31/98 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------

Year Ended 12/31/98                11.88%
Five Years Ended 12/31/98          15.79%
10/16/91* through 12/31/98         13.53%

         CUMULATIVE TOTAL RETURN
         -----------------------
10/16/91* through 12/31/98        149.72%
* Commencement of operations

The chart to the right compares
the growth in value of a
hypothetical $10,000 investment
in Growth & Income Portfolio on
October 16, 1991 (commencement of
operations) through December 31,
1998 with that of a similar
investment in the Variable
Annuity Lipper Growth & Income
Funds Peer Group Average and
Standard & Poor's 500 Index.
Index information is available at
month-end only; therefore, the
closest month-end to inception
date of the Portfolio has been
used. The Standard & Poor's 500
Index is an unmanaged index
composed of 500 widely held
common stocks listed on the New
York Stock Exchange, American
Stock Exchange and
over-the-counter market.

The Variable Annuity Lipper
Growth & Income Funds Peer Group
Average is composed of 181 growth
and income funds as of December
31, 1998 which underlie variable
annuities.

                                                GROWTH & INCOME PORTFOLIO    VARIABLE ANNUITY LIPPER          S&P 500 INDEX
                                                -------------------------     GROWTH & INCOME FUNDS           -------------
                                                                                   PEER GROUP
                                                                             -----------------------
'10/16/91'                                                10000                       10000                       10000
'12/91'                                                   10140                       10746                       10838
'12/92'                                                   10996                       11661                       11688
'12/93'                                                   11986                       12802                       12844
'12/94'                                                   11811                       12646                       13012
'12/95'                                                   15152                       16514                       17898
'12/96'                                                   18157                       18214                       22005
'12/97'                                                   22321                       22950                       29345
'12/31/98'                                                24972                       26590                       37779

--------------------------------------------------------------------------------

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                       12

<PG$PCN>

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- EMERGING GROWTH PORTFOLIO AS OF 12/31/98  (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------

Year Ended 12/31/98                37.14%
Five Years Ended 12/31/98          20.95%
12/3/93* through 12/31/98          21.55%

         CUMULATIVE TOTAL RETURN
         -----------------------
12/3/93* through 12/31/98         169.43%
* Commencement of operations

The chart to the right compares
the growth in value of a
hypothetical $10,000 investment
in Emerging Growth Portfolio on
December 3, 1993 (commencement of
operations) through December 31,
1998 with that of a similar
investment in the NASDAQ
Composite Index. Index
information is available at
month-end only; therefore, the
closest month-end to inception
date of the Portfolio has been
used. The NASDAQ Composite Index
is a market capitalization
price-only index that tracks the
performance of domestic common
stocks traded on the regular
NASDAQ market as well as foreign
common stocks and ADRs traded on
the National Market System.

                                                                 EMERGING GROWTH PORTFOLIO            NASDAQ COMPOSITE INDEX
                                                                 -------------------------            ----------------------
12/3/93                                                                    10000                              10000
Dec-93                                                                     10410                              10297
Dec-94                                                                      9631                               9968
Dec-95                                                                     13762                              13947
Dec-96                                                                     16215                              17115
Dec-97                                                                     19646                              20819
12/31/98                                                                   26943                              29071

--------------------------------------------------------------------------------

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- INTERNATIONAL EQUITY PORTFOLIO AS OF 12/31/98 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------

Year Ended 12/31/98                18.84%
Five Years Ended 12/31/98           7.06%
12/3/93* through 12/31/98           7.06%

         CUMULATIVE TOTAL RETURN
         -----------------------
12/3/93* through 12/31/98          41.38%
* Commencement of operations

The chart to the right compares
the growth in value of a
hypothetical $10,000 investment
in International Equity Portfolio
on December 3, 1993 (commencement
of operations) through December
31, 1998 with that of a similar
investment in the Morgan Stanley
EAFE Index. Index information is
available at month-end only;
therefore, the closest month-end
to inception date of the
Portfolio has been used. The
Morgan Stanley EAFE Index is a
composite index consisting of
equity total returns for the
countries of Europe, Australia,
New Zealand and countries in the
Far East, weighted based on each
country's gross domestic product.

                                                               INTERNATIONAL EQUITY PORTFOLIO       MORGAN STANLEY EAFE INDEX
                                                               ------------------------------       -------------------------
12/3/93                                                                    10000                              10000
Dec-93                                                                     10050                              10724
Dec-94                                                                      9210                              10850
Dec-95                                                                     10020                              12103
Dec-96                                                                     12163                              12873
Dec-97                                                                     11897                              13120
12/31/98                                                                   14138                              15744

--------------------------------------------------------------------------------

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                       13

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 1998

                             MONEY MARKET PORTFOLIO

  FACE                                                                        ANNUALIZED
 AMOUNT                               SECURITY                                  YIELD           VALUE
--------------------------------------------------------------------------------------------------------
BANK NOTE -- 5.3%
$250,000    NationsBank matures 2/22/99 (Cost -- $250,000)..............        5.24%         $  250,000
--------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 89.0%
 200,000    ANZ Delaware Inc. matures 3/8/99............................         5.09            198,156
 200,000    Associates Corp. of North America matures 1/27/99...........         5.11            199,271
 200,000    Bank Austriengellschaft matures 1/15/99.....................         5.43            199,580
 200,000    Bank of New York matures 2/1/99.............................         5.14            199,127
 150,000    BCI Funding Corp. matures 3/8/99............................         5.15            148,598
 100,000    Chase Manhattan Bank Corp. matures 1/29/99..................         5.20             99,603
 100,000    Commerzbank matures 2/12/99.................................         5.60             99,364
 200,000    Den Danske Corp. matures 2/10/99............................         5.19            198,856
 200,000    General Motors Acceptance Corp. matures 1/14/99.............         5.23            199,627
 200,000    Goldman, Sachs & Co. matures 1/20/99........................         5.42            199,434
 150,000    GTE Funding Corp. matures 2/23/99...........................         5.20            148,861
 200,000    IBM Credit Corp. matures 1/20/99............................         5.09            199,469
 100,000    International Lease Finance matures 2/3/99..................         5.09             99,540
 100,000    Lucent Technologies matures 1/7/99..........................         4.96             99,915
 200,000    Merrill Lynch & Co. matures 2/10/99.........................         5.30            198,833
 200,000    Morgan Stanley Dean Witter & Co. mature 1/15/99 to
            3/23/99.....................................................     5.26 to 5.34        198,628
 200,000    Nestle Capital Corp. matures 1/4/99.........................         4.78            199,920
 200,000    PepsiCo Inc. matures 1/5/99.................................         5.08            199,888
 200,000    Procter & Gamble Co. matures 3/16/99........................         5.09            197,932
 100,000    San Paolo US Finance Inc. matures 6/22/99...................         5.05             97,645
 200,000    Siemens Corp. matures 1/11/99...............................         5.05            199,722
 200,000    USAA Capital Corp. matures 2/26/99..........................         5.16            198,420
 200,000    Walt Disney Co. matures 1/29/99.............................         5.07            199,219
 200,000    Westpac matures 1/13/99.....................................         5.45            199,639
--------------------------------------------------------------------------------------------------------
            TOTAL COMMERCIAL PAPER (Cost -- $4,179,247).................                       4,179,247
--------------------------------------------------------------------------------------------------------
TIME DEPOSITS -- 4.3%
 200,000    Paribas Finance Inc. matures 1/4/99 (Cost -- $200,000)......         5.00            200,000
--------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.4%
  64,000    Chase Manhattan Bank, 4.50% due 1/4/99; Proceeds at                                   64,000
            maturity -- $64,032; (Fully collateralized by U.S. Treasury
            Notes, 6.25% due 1/31/02;
            Market value -- $65,283) (Cost -- $64,000)..................
--------------------------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100% (Cost -- $4,693,247*).............                      $4,693,247
--------------------------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       14

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS  (CONTINUED)                         DECEMBER 31, 1998

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT                                 SECURITY                                 VALUE
------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECTOR -- 45.4%
$10,000,000    Federal Home Loan Bank, zero coupon due 3/16/23.............    $ 1,663,800
    435,453    Federal Home Loan Mortgage Corp., 9.000% due 1/1/20 through
               5/1/21......................................................        459,674
  6,000,000    Federal National Mortgage Association, zero coupon due
               10/9/19.....................................................      1,804,800
  7,476,172    Federal National Mortgage Association, 6.000% due 4/1/05
               through 9/1/13..............................................      7,515,228
  4,519,878    Federal National Mortgage Association, 6.500% due 8/1/28
               through 10/1/28.............................................      4,552,332
  7,093,772    Federal National Mortgage Association, 7.000% due 4/1/24
               through 5/1/25..............................................      7,242,245
  4,841,687    Government National Mortgage Association, 6.500% due 3/15/28
               through 4/15/28.............................................      4,894,607
  1,476,439    Government National Mortgage Association, 7.000% due 9/15/23
               through 5/15/24.............................................      1,511,962
    258,641    Government National Mortgage Association, 7.500% due
               2/15/24.....................................................        266,884
    745,365    Government National Mortgage Association, 8.000% due 5/15/17
               through 12/15/21............................................        774,709
  5,078,723    Government National Mortgage Association, 9.000% due
               11/15/16 through 9/15/24....................................      5,423,112
------------------------------------------------------------------------------------------
               TOTAL U.S. GOVERNMENT SECTOR (Cost -- $35,637,071)..........     36,109,353
------------------------------------------------------------------------------------------

   FACE
  AMOUNT       RATING(A)                               SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
HIGH YIELD SECTOR -- 31.6%
--------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 31.3%
--------------------------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 0.2%
    145,000      B           BE Aerospace, 9.500% due 11/1/08 (b)........................        153,700
--------------------------------------------------------------------------------------------------------
AIRLINES -- 0.9%
    450,000      Ba2*        Airplanes Pass Through Trust, 10.875% due 3/15/19...........        478,548
    200,000      Ba2*        Continental Airlines, 8.000% due 12/15/05 (c)...............        199,750
--------------------------------------------------------------------------------------------------------
                                                                                                 678,298
--------------------------------------------------------------------------------------------------------
AUTOMOBILE/AUTO PARTS/TRUCK MANUFACTURING -- 0.5%
    155,000      B+          Breed Technologies, 9.250% due 4/15/08 (b)..................        136,788
    260,000      B1*         Exide Corp., 10.000% due 4/15/05............................        261,300
--------------------------------------------------------------------------------------------------------
                                                                                                 398,088
--------------------------------------------------------------------------------------------------------
BROADCASTING-TV, CABLE AND RADIO -- 5.4%
     90,000      B-          Capstar Broadcasting, step bond to yield 12.750% due
                             2/1/09......................................................         74,250
    200,000      BB-         Century Communications, 8.750% due 10/1/07..................        220,500
    300,000      B           Chancellor Media, 9.000% due 10/1/08 (b)....................        318,750
    210,000      B-          Citadel Broadcasting, 9.250% due 11/15/08 (b)...............        219,713
    150,000      B2*         Comcast UK Cable, step bond to yield 11.200% due 11/15/07...        127,125
                             CSC Holdings:
    275,000      BB-         9.875% due 2/15/13 (c)......................................        309,031
    200,000      BB-         10.500% due 5/15/16.........................................        237,500
                             NTL Inc.:
     75,000      B-          11.500% due 10/1/08 (b).....................................         81,938
    655,000      B-          Step bond to yield 12.375% due 10/1/08 (c)..................        414,288
                             RCN Corp.:
    100,000      B3*         10.000% due 10/15/07........................................         96,000
    200,000      B3*         Step bond to yield 11.125% due 10/15/07.....................        117,000

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       15

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS  (CONTINUED)                         DECEMBER 31, 1998

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT       RATING(A)                               SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
BROADCASTING-TV, CABLE AND RADIO -- 5.4% (CONTINUED)
                             Rogers Cablesystems Ltd.:
$   100,000      BB+         10.000% due 3/15/05.........................................    $   112,625
    450,000      BB+         10.000% due 12/1/07.........................................        507,375
    325,000      BB-         11.000% due 12/1/15 (c).....................................        385,125
     65,000      CCC+        Telemundo Holdings Inc., step bond to yield 11.500% due
                             8/15/08.....................................................         37,375
    225,000      B+          Telewest Communications PLC, 11.250% due 11/1/08 (b)........        252,563
                             TV Azteca:
    100,000      B+          10.125% due 2/15/04.........................................         86,750
    100,000      B+          10.500% due 2/15/07.........................................         84,250
  1,200,000      B           United International Holdings, step bond to yield 10.750%
                             due 2/15/08.................................................        648,000
--------------------------------------------------------------------------------------------------------
                                                                                               4,330,158
--------------------------------------------------------------------------------------------------------
BUILDING/CONSTRUCTION -- 0.6%
    260,000      BB          Building Material Corp., 8.000% due 12/1/08 (b).............        261,950
    150,000      B           Columbus McKinnon Corp., 8.500% due 4/1/08..................        141,750
    100,000      B+          Nortek Inc., 9.125% due 9/1/07..............................        103,000
--------------------------------------------------------------------------------------------------------
                                                                                                 506,700
--------------------------------------------------------------------------------------------------------
CELLULAR AND OTHER WIRELESS -- 2.5%
    300,000      CCC+        Centennial Cellular, 10.750% due 12/15/08 (b)...............        302,250
    600,000      B3*         Clearnet Communications Inc., step bond to yield 14.750% due
                             12/15/05....................................................        517,500
    150,000      CCC+        Dolphin Telecom PLC, step bond to yield 11.500% due 6/1/08
                             (b).........................................................         53,250
    215,000      B-          Iridium LLC, 14.000% due 7/15/05 (c)........................        205,594
    425,000      B-          Millicom International Cellular, step bond to yield 13.500%
                             due 6/1/06..................................................        314,500
    125,000      Ba3*        Orange PLC, 8.000% due 8/1/08...............................        125,625
    250,000      NR          Pagemart Wireless, step bond to yield 11.250% due 2/1/08....        120,000
                             Telesystem International, step bond to yield:
    500,000      CCC+        13.250% due 6/30/07.........................................        225,000
    300,000      CCC+        10.500% due 11/1/07.........................................        112,500
--------------------------------------------------------------------------------------------------------
                                                                                               1,976,219
--------------------------------------------------------------------------------------------------------
CHEMICALS -- 0.1%
    110,000      NR          Huntsman Corp., 9.500% due 7/1/07 (b).......................        110,275
--------------------------------------------------------------------------------------------------------
DIVERSIFIED/CONGLOMERATE MANUFACTURING -- 0.9%
    100,000      B-          Eagle-Picher Industries, 9.375% due 3/1/08 (c)..............         96,000
    115,000      B-          Fisher Scientific, 9.000% due 2/1/08 (b)....................        115,000
     50,000      B-          Fisher Scientific International, 9.000% due 2/1/08..........         50,000
    100,000      B3*         Interlake Corp., 12.125% due 3/1/02.........................        102,250
    225,000      B           Outboard Marine, 10.750% due 6/1/08.........................        220,500
    150,000      B+          Park-Ohio Industries, 9.250% due 12/1/07....................        153,375
--------------------------------------------------------------------------------------------------------
                                                                                                 737,125
--------------------------------------------------------------------------------------------------------
DIVERSIFIED/CONGLOMERATE SERVICES -- 0.7%
    100,000      BB-         Cia Latino Americana, 11.625% due 6/1/04 (b)................         66,500
    160,000      B           Nationsrent Inc., 10.375% due 12/15/08 (b)..................        160,000
    250,000      B-          Outsourcing Solutions, 11.000% due 11/1/06..................        241,250
    120,000      BB-         United Rentals Inc., 9.250% due 1/15/09.....................        121,200
--------------------------------------------------------------------------------------------------------
                                                                                                 588,950
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       16

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS  (CONTINUED)                         DECEMBER 31, 1998

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT       RATING(A)                               SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 1.2%
                             AES Corp.:
$   250,000      Ba1*        10.250% due 7/15/06 (c).....................................    $   271,250
    300,000      Ba1*        8.500% due 11/1/07 (b)......................................        304,875
    200,000      Ba2*        Calpine Corp., 10.500% due 5/15/06..........................        214,500
     40,984      BB          Midland Cog Venture, 10.330% due 7/23/02....................         44,058
    200,000      BB-         Niagara Mohawk Power, step bond to yield 8.500% due 7/1/10
                             (c).........................................................        153,500
--------------------------------------------------------------------------------------------------------
                                                                                                 988,183
--------------------------------------------------------------------------------------------------------
ELECTRONICS/COMPUTERS -- 1.2%
    100,000      NR          Axiohm Transaction Solutions, 9.750% due 10/1/07............         93,250
     15,000      B           Fairchild Semiconductor Corp., 10.125% due 3/15/07..........         15,000
                             Unisys Corp.:
    200,000      BB-         11.750% due 10/15/04........................................        232,500
    300,000      BB-         Sr. Notes, 12.000% due 4/15/03..............................        336,750
    300,000      B-          Viasystems Inc., 9.750% due 6/1/07..........................        285,000
--------------------------------------------------------------------------------------------------------
                                                                                                 962,500
--------------------------------------------------------------------------------------------------------
FINANCE COMPANIES/CONSUMER CREDIT -- 0.3%
                             Amresco Inc.:
     25,000      CCC+        10.000% due 3/15/04.........................................         17,875
     85,000      CCC+        9.875% due 3/15/05..........................................         60,775
     75,000      NR          Ocwen Asset Investment, 11.500% due 7/1/05 (b)..............         60,000
    100,000      B2*         Ocwen Capital Trust I, 10.875% due 8/1/27...................         83,000
--------------------------------------------------------------------------------------------------------
                                                                                                 221,650
--------------------------------------------------------------------------------------------------------
FOOD -- 1.3%
    100,000      B-          B&G Foods Inc., 9.625% due 8/1/07...........................         98,250
    650,000      NR          Carrols Corp., 9.500% due 12/1/08 (b).......................        663,000
    200,000      B           Imperial Holly, 9.750% due 12/15/07.........................        198,000
    100,000      B           SC International Services, 9.250% due 9/1/07................        100,500
--------------------------------------------------------------------------------------------------------
                                                                                               1,059,750
--------------------------------------------------------------------------------------------------------
HEALTH CARE/DRUGS/HOSPITAL SUPPLIES -- 2.3%
    150,000      BBB         Columbia/HCA Healthcare, 7.000% due 7/1/07 (c)..............        143,063
    130,000      Ba3*        Fresenius Medical Cap Trust, 7.875% due 2/1/08..............        129,350
    250,000      BBB+        Graphic Controls Corp., 12.000% due 9/15/05.................        288,125
    210,000      BB          ICN Pharmaceuticals Inc., 9.250% due 8/15/05................        215,775
                             Integrated Health Services:
    125,000      B2*         9.500% due 9/15/07..........................................        119,375
    200,000      B2*         9.250% due 1/15/08..........................................        190,500
    375,000      B-          Magellan Health Services, 9.000% due 2/15/08................        335,625
    200,000      B-          Mariner Post Acute Network Services, 9.500% due 11/1/07.....        162,000
     50,000      B-          Sun Healthcare, 9.500% due 7/1/07...........................         40,500
    200,000      B2*         Sun Healthcare Group Inc., 9.375% due 5/1/08 (b)............        161,000
--------------------------------------------------------------------------------------------------------
                                                                                               1,785,313
--------------------------------------------------------------------------------------------------------
HOTEL/GAMING -- 3.9%
     35,000      BB+         Circus Circus Enterprises, 9.250% due 12/1/05...............         35,831
    300,000      B-          Courtyard By Marriott, 10.750% due 2/1/08...................        312,000

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       17

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS  (CONTINUED)                         DECEMBER 31, 1998

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT       RATING(A)                               SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
HOTEL/GAMING -- 3.9% (CONTINUED)
$   150,000      BB+         Grand Casinos, 10.125% due 12/1/03..........................    $   163,500
    400,000      BB+         Harrahs Operating, 7.875% due 12/15/05......................        402,000
                             HMH Properties Inc.:
    155,000      BB          7.875% due 8/1/05...........................................        152,868
    650,000      BB          7.875% due 8/1/08...........................................        634,564
    500,000      BB          8.450% due 12/1/08..........................................        501,875
    200,000      BB+         Mohegan Tribal Gaming Authority, 13.500% due 11/15/02.......        241,000
    350,000      BB+         Park Place Entertainment, 7.875% due 12/15/05 (b)(c)........        350,875
    315,000      B+          Station Casinos, 8.875% due 12/1/08 (b).....................        317,363
--------------------------------------------------------------------------------------------------------
                                                                                               3,111,876
--------------------------------------------------------------------------------------------------------
INSURANCE COMPANIES -- 0.4%
    125,000      BB+         Sig Capital Trust I, 9.500% due 8/15/27.....................        104,063
    200,000      BB-         Veritas Capital Trust, 10.000% due 1/1/28...................        182,500
--------------------------------------------------------------------------------------------------------
                                                                                                 286,563
--------------------------------------------------------------------------------------------------------
LEISURE/AMUSEMENT/MOTION PICTURES -- 1.2%
    125,000      B+          Intrawest Corp., 9.750% due 8/15/08 (b).....................        127,813
    620,000      B           Regal Cinemas, 9.500% due 6/1/08 (b)........................        646,350
    150,000      B-          SFX Entertainment, 9.125% due 2/1/08........................        149,625
--------------------------------------------------------------------------------------------------------
                                                                                                 923,788
--------------------------------------------------------------------------------------------------------
MACHINERY -- 0.1%
    104,000      B-          Alvey Systems Inc., 11.375% due 1/31/03.....................        104,780
--------------------------------------------------------------------------------------------------------
METALS/MINING -- 0.2%
    125,000      B-          Haynes International Inc., 11.625% due 9/1/04...............        116,563
--------------------------------------------------------------------------------------------------------
OIL/NATURAL GAS -- 0.7%
    200,000      B+          Clark USA, 10.875% due 12/1/05..............................        188,000
    225,000      BB-         Ocean Energy, 10.375% due 10/15/05..........................        238,500
    150,000      B2*         Stone Energy Corp., 8.750% due 9/15/07 (c)..................        147,375
--------------------------------------------------------------------------------------------------------
                                                                                                 573,875
--------------------------------------------------------------------------------------------------------
OIL SERVICES -- 0.2%
    100,000      B+          ICO Inc., 10.375% due 6/1/07................................         94,000
     50,000      BB+         J. Ray McDermott, 9.375% due 7/15/06........................         53,250
--------------------------------------------------------------------------------------------------------
                                                                                                 147,250
--------------------------------------------------------------------------------------------------------
PACKAGING/CONTAINERS -- 0.1%
     50,000      B           Huntsman Packaging Corp., 9.125% due 10/1/07................         49,750
--------------------------------------------------------------------------------------------------------
PAPER/FOREST PRODUCTS/PRINTING -- 0.5%
    125,000      BB          Malette Inc., 12.250% due 7/15/04...........................        135,938
                             Riverwood International:
    130,000      B-          10.625% due 8/1/07..........................................        130,000
    105,000      CCC+        10.875% due 4/1/08..........................................         96,075
--------------------------------------------------------------------------------------------------------
                                                                                                 362,013
--------------------------------------------------------------------------------------------------------
PERSONAL CARE PRODUCTS/COSMETICS -- 0.1%
    100,000      B-          Revlon Consumer Products, 8.625% due 2/1/08.................         92,000
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       18

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS  (CONTINUED)                         DECEMBER 31, 1998

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT       RATING(A)                               SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
POLLUTION CONTROL/WASTE REMOVAL -- 0.4%
$   300,000      BB          Allied Waste NA, 7.875% due 1/1/09 (b)......................    $   304,875
--------------------------------------------------------------------------------------------------------
PUBLISHING -- 0.4%
    300,000      B+          Mail-Well Corp., 8.750% due 12/15/08 (b)....................        301,500
--------------------------------------------------------------------------------------------------------
REAL ESTATE DEVELOPMENT/REITS -- 0.1%
    101,000      BB+         Trizec Finance Ltd., 10.875% due 10/15/05...................        111,605
--------------------------------------------------------------------------------------------------------
RETAIL -- 0.5%
    100,000      B-          Advance Holdings Corp., step bond to yield 12.875% due
                             4/15/09.....................................................         59,000
    100,000      B-          Advance Stores Co., 10.250% due 4/15/08.....................        101,500
    285,000      BB          DR Structured Finance KMart Prop., 8.375% due 8/15/15.......        280,098
--------------------------------------------------------------------------------------------------------
                                                                                                 440,598
--------------------------------------------------------------------------------------------------------
TELEPHONE/COMMUNICATIONS -- 4.2%
    275,000      NR          E.Spire Communications Inc., step bond to yield 10.625% due
                             7/1/08 (c)..................................................        115,500
    100,000      B-          Espirit Telecom, 10.875% due 6/15/08 (c)....................        101,125
    100,000      B-          Espirit Telecom Group PLC, 11.500% due 12/15/07.............        103,125
    300,000      NR          Facilicom International, 10.500% due 1/15/08................        246,000
    200,000      B           Hermes Europe Rail, 10.375% due 1/15/09.....................        203,000
    100,000      B           Hermes Europe Railtel BV, 11.500% due 8/15/07...............        107,750
     50,000      B           Impsat Corp., 12.375% due 6/15/08...........................         41,938
    225,000      B           Intermedia Communications of Florida, step bond to yield
                               12.500% due 5/15/06.......................................        184,500
     20,000      B           Level 3 Communications, 9.125% due 5/1/08...................         19,900
    630,000      B           Metromedia Fiber Network, 10.000% due 11/15/08 (b)..........        652,838
                             Metronet Communications:
    200,000      B           12.000% due 8/15/07.........................................        223,000
    300,000      B           10.625% due 11/1/08 (b).....................................        321,000
    500,000      B           Step bond to yield 9.950% due 6/15/08 (c)...................        308,750
    100,000      B-          Primus Telecom Group, 11.750% due 8/1/04 (d)................        105,000
                             PSINet Inc.:
    100,000      B-          10.000% due 2/15/05.........................................         99,000
    100,000      B-          11.500% due 11/1/08 (b).....................................        104,000
     75,000      BB+         Qwest Communications International, step bond to yield
                               9.470% due 10/15/07.......................................         58,500
    125,000      NR          Splitrock Servicing, 11.750% due 7/15/08....................        108,125
    105,000      B-          Verio Inc., 11.250% due 12/1/08 (b).........................        106,050
    100,000      NR          Versatel Telecom, 13.250% due 5/15/08 (d)...................         99,250
     75,000      NR          WAM! Net Inc., step bond to yield 13.250% due 3/1/05........         41,625
--------------------------------------------------------------------------------------------------------
                                                                                               3,349,976
--------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 0.2%
     50,000      B+          American Reefer Co. Ltd., 10.250% due 3/1/08................         31,750
    100,000      B+          Stena Line AB, 10.625% due 6/1/08...........................         90,625
    100,000      B+          TBS Shipping, 10.000% due 5/1/05............................         58,000
--------------------------------------------------------------------------------------------------------
                                                                                                 180,375
--------------------------------------------------------------------------------------------------------
                             TOTAL CORPORATE BONDS AND NOTES (Cost -- $25,410,557).......     24,954,296
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       19

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS  (CONTINUED)                         DECEMBER 31, 1998

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

  SHARES                                               SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.1%
--------------------------------------------------------------------------------------------------------
BANKING -- 0.1%
      2,400                  California Federal Preferred Capital Corp., 9.125% Series A,
                             Exchangeable (Cost -- $60,000)..............................    $    60,750
--------------------------------------------------------------------------------------------------------
WARRANTS (E) -- 0.2%
--------------------------------------------------------------------------------------------------------
BROADCASTING-TV, CABLE AND RADIO -- 0.0%
        150                  Australis Holdings, Expire 10/30/01 (b).....................              0
        450                  UIH Australia, Expire 5/15/06...............................            450
        750                  Wireless One Inc., Expire 10/19/00..........................            188
--------------------------------------------------------------------------------------------------------
                                                                                                     638
--------------------------------------------------------------------------------------------------------
CELLULAR AND OTHER WIRELESS -- 0.0%
      1,650                  Clearnet Communications Inc., Expire 9/15/05................          8,250
        100                  Iridium World Communications, Expire 7/15/05 (b)............          1,390
        600                  Nextel Communications Inc., Expire 4/25/99 (b)..............              6
--------------------------------------------------------------------------------------------------------
                                                                                                   9,646
--------------------------------------------------------------------------------------------------------
TELEPHONE/COMMUNICATIONS -- 0.2%
        400                  Allegiance Telecom Inc., Expire 2/3/08......................          4,400
        400                  COLT Telecom Group, Expire 12/31/06 (b).....................        140,000
        200                  Metronet Communications, Expire 8/15/07 (b).................          7,000
        100                  Primus Telecommunications, Expire 8/1/04....................            488
        150                  RSL Communications Ltd., Expire 11/15/06....................          5,850
        125                  Splitrock Service, Expire 7/15/08...........................          1,375
        100                  Versatel Telecom, Expire 5/15/08 (b)........................          1,000
        225                  WAM! Net Inc., Expire 3/1/05................................          1,800
--------------------------------------------------------------------------------------------------------
                                                                                                 161,913
--------------------------------------------------------------------------------------------------------
                             TOTAL WARRANTS (Cost -- $23,939)............................        172,197
--------------------------------------------------------------------------------------------------------
                             TOTAL HIGH YIELD SECTOR (Cost -- $25,494,496)...............     25,187,243
--------------------------------------------------------------------------------------------------------
FACE
AMOUNT+                                                SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
INTERNATIONAL SECTOR -- 23.0%
--------------------------------------------------------------------------------------------------------
BONDS -- 23.0%
--------------------------------------------------------------------------------------------------------
AUSTRALIA -- 1.0%
    400,000                  New South Wales Treasury Corp., 12.000% due 12/1/01.........        291,985
    700,000                  Queensland Treasury Corp., 8.000% due 5/14/03...............        478,904
--------------------------------------------------------------------------------------------------------
                                                                                                 770,889
--------------------------------------------------------------------------------------------------------
CANADA -- 0.9%
    650,000                  Government of Canada, 11.750% due 2/1/03....................        530,177
    300,000                  KFW International Finance, 9.500% due 5/13/02...............        220,449
--------------------------------------------------------------------------------------------------------
                                                                                                 750,626
--------------------------------------------------------------------------------------------------------
DENMARK -- 4.0%
 20,000,000                  Kingdom of Denmark, 4.000% due 2/15/01......................      3,153,429
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       20

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS  (CONTINUED)                         DECEMBER 31, 1998

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

FACE
AMOUNT+                                                SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
EUROPE -- 4.2%
    225,000                  Dolphin Telecom, step bond to yield 11.625% due 6/1/08......    $    85,871
    500,000                  Kingdom of Spain, 6.000% due 1/31/08........................        670,937
  1,000,000                  Republic of Italy, 6.000% due 4/2/04........................      1,303,475
    500,000                  Republic of Portugal, 6.000% due 2/16/04....................        650,270
    500,000                  Societe Nationale Chemins De France, 9.375% due 3/12/01.....        660,310
--------------------------------------------------------------------------------------------------------
                                                                                               3,370,863
--------------------------------------------------------------------------------------------------------
FINLAND -- 0.6%
  2,000,000                  Finnish Export, 6.000% due 1/15/99..........................        395,347
--------------------------------------------------------------------------------------------------------
GERMANY -- 3.2%
  2,000,000                  Bundesobligation, 5.000% due 5/21/01........................      1,252,522
    400,000                  Colt Telecom, 7.625% due 7/31/08............................        230,548
    175,000                  Esprit Telecom, 11.500% due 12/15/07........................        106,118
  1,500,000                  European Investment Bank, 4.500% due 2/15/03................        938,288
    100,000                  Texon International, 10.000% due 2/1/08.....................         46,830
--------------------------------------------------------------------------------------------------------
                                                                                               2,574,306
--------------------------------------------------------------------------------------------------------
SWEDEN -- 1.6%
 10,000,000                  Kingdom of Sweden, 5.500% due 4/12/02.......................      1,303,622
--------------------------------------------------------------------------------------------------------
UNITED KINGDOM -- 6.7%
    500,000                  European Investment Bank, 8.000% due 6/10/03................        922,895
    500,000                  Interamer Development Bank, 7.125% due 11/26/04.............        912,490
  2,000,000                  United Kingdom Treasury, 8.000% due 12/7/00.................      3,514,633
--------------------------------------------------------------------------------------------------------
                                                                                               5,350,018
--------------------------------------------------------------------------------------------------------
UNITED STATES -- 0.8%
    300,000                  Argentina Discount, 6.063% due 3/31/23 (f)..................        222,375
    500,000                  United Mexican States Series B, 6.250% due 12/31/19.........        391,250
--------------------------------------------------------------------------------------------------------
                                                                                                 613,625
--------------------------------------------------------------------------------------------------------
                             TOTAL INTERNATIONAL SECTOR (Cost -- $17,305,187)............     18,282,725
--------------------------------------------------------------------------------------------------------
                             TOTAL INVESTMENTS -- 100% (Cost -- $78,436,754**)...........    $79,579,321
--------------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) are rated by Moody's Investors Service, Inc.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c) All or a portion of this security is on loan (See Note 15).
(d) Security issued with attached warrants.
(e) Non-income producing security.
(f) Variable rate security.
 +  Represents local currency.
** Aggregate cost for Federal income tax purposes is substantially the same.

   See page 46 for definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       21

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                            EQUITY INCOME PORTFOLIO

 SHARES                              SECURITY                               VALUE
------------------------------------------------------------------------------------
COMMON STOCK -- 84.9%
------------------------------------------------------------------------------------
                                                                        GAS -- 10.2%
  28,000   Coastal Corp. ..............................................  $   978,250
  10,000   KN Energy (a) ..............................................      375,625
  25,000   MCN Corp. ..................................................      476,563
  25,000   Sempra Energy...............................................      634,375
  15,000   Southwest Gas Corp. ........................................      403,125
  30,000   Williams Cos. Inc. .........................................      935,625
------------------------------------------------------------------------------------
                                                                           3,803,563
------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 12.9%
  10,000   Bell Atlantic...............................................      568,125
  27,200   MCI WorldCom, Inc. (a) .....................................    1,951,600
  25,000   MediaOne Group, Inc. .......................................    1,175,000
  12,000   NEXTLINK Communications Inc., Class A Shares (a)............      340,500
  15,000   SBC Communications Inc. ....................................      804,375
------------------------------------------------------------------------------------
                                                                           4,839,600
------------------------------------------------------------------------------------
UTILITIES -- 61.8%
  20,000   American Electric Power Inc. ...............................      941,250
  25,000   BEC Energy..................................................    1,029,687
  25,000   Cinergy Corp. ..............................................      859,375
  25,000   CMS Energy Corp. ...........................................    1,210,938
  10,000   Consolidated Edison Co. of New York, Inc. ..................      528,750
  15,000   Consolidated Natural Gas Co. ...............................      810,000
  14,350   Dominion Resources Inc. ....................................      670,862
  30,000   DQE Inc. ...................................................    1,318,125
  30,000   Edison International........................................      836,250
  30,000   El Paso Energy Corp.........................................    1,044,375
  20,000   Energen Corp. ..............................................      390,000
   5,000   Energy East Corp. ..........................................      282,500
  20,000   Firstenergy Corp. ..........................................      651,250
  15,000   Florida Progress Corp. .....................................      672,188
  12,000   FPL Group Inc. .............................................      739,500
  25,000   MDU Resources Group Inc. ...................................      657,812
  17,000   The Montana Power Co. ......................................      961,563
  15,000   National Fuel Gas Co. ......................................      677,813
  15,000   New Century Energies Inc. ..................................      731,250
  25,000   Niagara Mohawk Power Co. (a) ...............................      403,125
  27,000   NIPSCO Industries, Inc. ....................................      821,812
  25,000   Northern States Power Co. ..................................      693,750
  30,000   Peco Energy Co. ............................................    1,248,750
  14,500   Pinnacle West Capital Co. ..................................      614,437
  15,000   Public Service Enterprise Group Inc. .......................      600,000
  20,000   SCANA Corp. ................................................      645,000

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       22

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                            EQUITY INCOME PORTFOLIO

 SHARES                              SECURITY                               VALUE
------------------------------------------------------------------------------------
UTILITIES -- 61.8% (CONTINUED)
  25,000   Sierra Pacific Resources....................................  $   950,000
  21,000   Texas Utilities Co. ........................................      980,437
  30,000   Unicom Corp. ...............................................    1,156,875
------------------------------------------------------------------------------------
                                                                          23,127,674
------------------------------------------------------------------------------------
           TOTAL COMMON STOCK (Cost -- $22,356,724)....................   31,770,837
------------------------------------------------------------------------------------

  FACE
 AMOUNT                              SECURITY                               VALUE
------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 15.1%
$255,000   Central Illinois Public Service Co., 8.500% due 5/15/22.....      270,619
 250,000   Dayton Power & Light Co., First Mortgage, 8.150% due
           1/15/26.....................................................      276,562
           Duquesne Light Co., First Collateral Trust:
 200,000     8.375% due 5/15/24........................................      210,500
 250,000     7.550% due 6/15/25........................................      265,000
 200,000   Idaho Power Co., First Mortgage, 8.750% due 3/15/27.........      221,500
 300,000   Kentucky Utilities Co., First Mortgage, 8.550% due
           5/15/27.....................................................      333,000
           Madison Gas & Electric Co., First Mortgage:
 200,000     8.500% due 4/15/22........................................      219,500
 500,000     7.700% due 2/15/28........................................      540,000
           New York State Electric & Gas Corp., First Mortgage:
 250,000     8.300% due 12/15/22.......................................      267,500
 250,000     7.450% due 7/15/23........................................      261,563
 250,000   Pacific Gas & Electric Co., 6.750% due 10/1/23..............      252,813
 500,000   Pennsylvania Power & Light Co., First Mortgage, 8.500% due
           5/1/22......................................................      543,125
 500,000   Texas Utilities Co., First Mortgage, 7.625% due 7/1/25......      534,375
 250,000   Virginia Electric & Power Co., First Mortgage, 7.500% due
           6/1/23......................................................      262,812
 400,000   Wisconsin Electric Power Co., First Mortgage, 7.050% due
           8/1/24......................................................      412,000
 300,000   Wisconsin Power & Light Co., Notes, 8.600% due 3/15/27......      336,375
 425,000   Wisconsin Public Service Corp., First Mortgage, 7.125% due
           7/1/23......................................................      441,469
------------------------------------------------------------------------------------
           TOTAL CORPORATE BONDS AND NOTES (Cost -- $5,296,850)........    5,648,713
------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100% (Cost -- $27,653,574**)...........  $37,419,550
------------------------------------------------------------------------------------

(a) Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       23

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                             EQUITY INDEX PORTFOLIO

       SHARES                                        SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------------
COMMON STOCK -- 99.3%
-------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES -- 4.0%
           515             Aeroquip-Vickers, Inc. .....................................    $     15,418
         4,053             Air Products & Chemicals, Inc. .............................         162,120
         3,997             Alcan Aluminium Ltd. .......................................         108,169
         3,401             Allegheny Teledyne, Inc. ...................................          69,508
         9,823             Allied Signal, Inc. ........................................         435,282
         3,218             Aluminium Co. of America....................................         239,942
         6,482             Applied Materials, Inc. (a).................................         276,700
           675             ASARCO, Inc. ...............................................          10,167
         2,029             Avery Dennison Corp. .......................................          91,432
         6,559             Barrick Gold Corp. .........................................         127,901
         4,210             Battle Mountain Gold Corp. .................................          17,366
           915             Bemis, Inc. ................................................          34,713
         2,351             Bethlehem Steel Corp. (a)...................................          19,690
           964             Boise Cascade Corp. ........................................          29,884
         1,676             Champion International Corp. ...............................          67,878
         1,593             Cyprus Amax Minerals Corp. .................................          15,930
         3,878             Dow Chemical Co. ...........................................         352,656
        19,745             E.I. du Pont de Nemours & Co. ..............................       1,047,719
         2,478             Engelhard Corp. ............................................          48,321
           568             FMC Corp. (a)...............................................          31,808
         2,846             Freeport-McMoRan Copper & Gold, Inc., Class B Shares........          29,705
         1,547             Georgia-Pacific Corp. ......................................          90,596
         1,032             Great Lakes Chemical Corp. .................................          41,280
           800             Harnischfeger Industries, Inc. .............................           8,150
         1,761             Hercules, Inc. .............................................          48,207
         4,216             Homestake Mining Co. .......................................          38,735
         2,348             Ikon Office Solutions, Inc. ................................          20,105
         2,880             Inco Ltd. ..................................................          30,420
         5,405             International Paper Co. ....................................         242,212
         1,820             ITT Industries Inc. ........................................          72,345
         9,509             Kimberly-Clark Corp. .......................................         518,241
         1,943             Louisiana Pacific Corp. ....................................          35,581
         1,791             Mead Corp. .................................................          52,499
        10,978             Monsanto Co. ...............................................         521,455
         2,110             Morton International Industries, Inc. ......................          51,695
           140             Nacco Industries, Inc. .....................................          12,880
         1,170             Nalco Chemical Co. .........................................          36,270
         2,977             Newmont Mining Corp. .......................................          53,772
         1,532             Nucor Corp. ................................................          66,259
         1,020             Phelps Dodge Corp. .........................................          51,893
         4,346             Placer Dome, Inc. ..........................................          49,979
           529             Potlatch Corp. .............................................          19,507
         2,779             Praxair, Inc. ..............................................          97,960
         1,141             Reynolds Metals Co. ........................................          60,116
         2,910             Rohm & Haas Co. ............................................          87,664
         1,779             Sigma-Aldrich Corp. ........................................          52,258
         1,210             Union Camp Corp. ...........................................          81,675

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       24

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                             EQUITY INDEX PORTFOLIO

       SHARES                                        SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES -- 4.0% (CONTINUED)
         2,315             Union Carbide Corp. ........................................    $     98,388
         3,955             United Technologies Corp. ..................................         430,106
         1,552             USX-U.S. Steel Group........................................          35,696
         1,339             W.R. Grace & Co. (a) .......................................          21,006
        10,051             Waste Management, Inc. .....................................         468,628
         1,757             Westvaco Corp. .............................................          47,110
         3,486             Weyerhaeuser Co. ...........................................         177,132
         1,957             Willamette Industries, Inc. ................................          65,560
         1,592             Worthington Industries, Inc. ...............................          19,900
-------------------------------------------------------------------------------------------------------
                                                                                              7,037,589
-------------------------------------------------------------------------------------------------------
CAPITAL GOODS -- 6.1%
           711             Armstrong World Industries, Inc. ...........................          42,882
        17,500             Boeing Co. .................................................         570,938
           397             Briggs & Stratton Corp. ....................................          19,800
         3,061             Browning Ferris Industries, Inc. ...........................          87,047
         6,269             Caterpillar, Inc. ..........................................         288,374
         1,044             Centex Corp. ...............................................          47,045
         1,830             Cooper Industries, Inc. ....................................          87,268
         1,176             Crane Co. ..................................................          35,501
           714             Cummins Engine, Inc. .......................................          25,347
         2,896             Dana Corp. .................................................         118,374
         2,330             Danaher Corp. ..............................................         126,548
         4,200             Deere & Co. ................................................         139,125
         3,926             Dover Corp. ................................................         143,790
         1,249             Eaton Corp. ................................................          88,289
         7,726             Emerson Electric Co. .......................................         483,358
         1,333             Fluor Corp. ................................................          56,736
           658             Foster Wheeler Corp. .......................................           8,677
         2,229             General Dynamics Corp. .....................................         130,675
        57,429             General Electric Co.........................................       5,861,327
         1,308             Goodrich....................................................          46,925
         4,381             Illinois Tool Works, Inc. ..................................         254,098
         2,876             Ingersoll-Rand Co. .........................................         134,992
         1,491             Johnson Controls, Inc. .....................................          87,969
           705             Kaufman & Broad Home Corp. .................................          20,269
         3,447             Lockheed Martin Corp. ......................................         292,133
           646             Milacron, Inc. .............................................          12,436
         1,625             Moore Corp. Ltd. ...........................................          17,875
         1,150             Navistar International Corp. (a)............................          32,775
         1,213             Northrop Grumman Corp. .....................................          88,701
           939             Owens-Corning Fiberglass Corp. .............................          33,276
         2,714             Owens-Illinois (a)..........................................          83,116
         1,380             Paccar, Inc. ...............................................          56,753
         1,911             Parker Hannifin Corp. ......................................          62,585
         1,265             Progressive Corp. ..........................................         214,259
         1,398             Raychem Corp. ..............................................          45,173
         5,893             Raytheon Corp., Class B Shares..............................         313,802

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       25

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                             EQUITY INDEX PORTFOLIO

       SHARES                                        SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------------
CAPITAL GOODS -- 6.1% (CONTINUED)
         3,337             Rockwell International Corp. ...............................    $    162,053
         1,557             Stanley Works...............................................          43,207
         2,767             Textron, Inc. ..............................................         210,119
         2,831             Thermo Electron Corp. (a)...................................          47,950
         1,014             Thomas & Betts Corp. .......................................          43,919
         1,047             Timken Co. .................................................          19,762
         2,097             TRW, Inc. ..................................................         117,825
-------------------------------------------------------------------------------------------------------
                                                                                             10,803,073
-------------------------------------------------------------------------------------------------------
CONSUMER DURABLES -- 1.8%
         1,549             Black & Decker Corp. .......................................          86,841
         1,263             Case Corp. .................................................          27,549
         1,362             Cooper Tire & Rubber Co. ...................................          27,836
         4,048             Corning, Inc. ..............................................         182,160
           586             Fleetwood Enterprises, Inc. ................................          20,364
        21,208             Ford Motor Co. .............................................       1,244,645
        11,469             General Motors Corp. .......................................         820,750
         3,171             Genuine Parts Co. ..........................................         106,030
         2,744             Goodyear Tire & Rubber Co. .................................         138,401
         5,967             Masco Corp. ................................................         171,551
         1,575             Maytag Corp. ...............................................          98,044
         2,852             Newell Co. .................................................         117,645
           748             Pulte Corp. ................................................          20,804
         1,055             Snap-On, Inc. ..............................................          36,727
         1,342             Whirlpool Corp. ............................................          74,313
-------------------------------------------------------------------------------------------------------
                                                                                              3,173,660
-------------------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 10.6%
         8,378             Anheuser-Busch Cos., Inc. ..................................         549,806
        10,357             Archer-Daniels-Midland Co. .................................         178,011
         2,664             Autozone, Inc. (a)..........................................          87,746
         4,591             Avon Products, Inc. ........................................         203,152
           551             Ball Corp. .................................................          25,208
         1,194             Brown-Forman Corp., Class B Shares..........................          90,371
         7,859             Campbell Soup Co. ..........................................         432,245
         1,815             Clorox Co. .................................................         212,015
        43,191             The Coca Cola Co. ..........................................       2,888,398
         6,875             Coca Cola Enterprises, Inc. ................................         245,781
         5,124             Colgate Palmolive Co. ......................................         475,892
         8,592             Conagra, Inc. ..............................................         270,648
           651             Coors Adolph Co., Class B Shares............................          36,741
         2,173             Crown Cork & Seal Co., Inc. ................................          66,956
         1,370             Eastman Chemical Co. .......................................          61,308
         5,676             Eastman Kodak Co. ..........................................         408,672
         2,585             FDX Corp. ..................................................         230,065
         3,871             Fort James Corp. ...........................................         154,840
         2,996             Fortune Brands, Inc. .......................................          94,749
         2,694             Fred Meyer Inc. (a) ........................................         162,314

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       26

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                             EQUITY INDEX PORTFOLIO

       SHARES                                        SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 10.6% (CONTINUED)
         1,269             Fruit of the Loom, Inc. (a).................................    $     17,528
         2,684             General Mills, Inc. ........................................         208,681
        19,435             Gillette Co. ...............................................         938,953
         6,333             H.J. Heinz Co. .............................................         358,606
         2,289             Hasbro, Inc. ...............................................          82,690
         2,514             Hershey Foods Corp. ........................................         156,339
         1,858             International Flavors & Fragrances, Inc. ...................          82,100
         7,121             Kellogg Co. ................................................         243,004
         1,142             Liz Claiborne, Inc. ........................................          36,044
         5,012             Mattel, Inc. ...............................................         114,336
        11,856             McDonald's Corp. ...........................................         908,466
         5,002             Nike Inc., Class B Shares...................................         202,894
        25,724             PepsiCo, Inc. ..............................................       1,053,076
        42,674             Philip Morris Cos., Inc.....................................       2,283,059
         4,241             Pioneer Hi-Bred International, Inc. ........................         114,507
           772             Polaroid Corp. .............................................          14,427
        23,247             Procter & Gamble Co. .......................................       2,122,742
         2,377             Quaker Oats Co. ............................................         141,432
         5,461             Ralston Purina Group........................................         176,800
           979             Reebok International Ltd. (a)...............................          14,563
         5,712             RJR Nabisco Inc. ...........................................         169,575
         2,603             Rubbermaid, Inc. ...........................................          81,832
           644             Russell Corp. ..............................................          13,081
        16,012             Sara Lee Corp. .............................................         451,338
         6,887             Seagram Ltd. ...............................................         261,706
         3,032             The Sherwin Williams Co. ...................................          89,065
         2,662             Tricon Global Restaurants, Inc. (a).........................         133,433
           977             Tupperware Corp. ...........................................          16,059
        11,224             Unilever NV.................................................         930,891
         3,269             UST, Inc. ..................................................         114,006
         2,087             VF Corp. ...................................................          97,828
         2,045             William Wrigley Jr. Co. ....................................         183,155
-------------------------------------------------------------------------------------------------------
                                                                                             18,687,134
-------------------------------------------------------------------------------------------------------
CONSUMER SERVICES -- 12.8%
            23             Abercrombie & Fitch Co., Class A Shares (a).................           1,592
           997             Alberto Culver Co., Class B Shares..........................          26,607
         4,299             Albertsons, Inc. ...........................................         273,793
         1,232             American Greetings Corp., Class A Shares....................          50,589
         4,795             American Stores Co. ........................................         177,115
         5,009             Bestfoods...................................................         266,729
         1,718             Brunswick Corp. ............................................          42,521
        10,424             Carnival Corp. .............................................         500,352
        12,387             CBS Corp. ..................................................         405,674
        14,968             Cendant Corp. (a)...........................................         285,328
         1,765             Circuit City Stores, Inc. ..................................          88,140
         4,620             Clear Channel Communications, Inc. (a)......................         251,790
         6,475             Comcast Corp., Class A Shares (Special).....................         380,002

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       27

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                             EQUITY INDEX PORTFOLIO

       SHARES                                        SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------------
CONSUMER SERVICES -- 12.8% (CONTINUED)
         1,881             Consolidated Stores Corp. (a) ..............................    $     37,973
         3,789             Costco Cos., Inc. (a).......................................         273,518
         6,842             CVS Corp. ..................................................         376,310
         2,446             Darden Restaurants, Inc. ...................................          44,028
         7,703             Dayton Hudson Corp. ........................................         417,888
         1,421             Deluxe Corp. ...............................................          51,955
         1,848             Dillard Department Stores, Inc., Class A Shares.............          52,437
         3,273             Dollar General Corp. .......................................          77,325
         1,656             Dow Jones & Co. Inc. .......................................          79,695
         2,916             Dun & Bradstreet Corp. .....................................          92,036
         2,282             Ecolab, Inc. ...............................................          82,580
        19,271             Eli Lilly & Co. ............................................       1,712,710
         2,564             Equifax, Inc. ..............................................          87,657
         3,572             Federated Department Stores, Inc. (a).......................         155,605
         4,942             Gannett, Inc. ..............................................         327,099
        10,171             Gap, Inc. ..................................................         572,119
           656             Great Atlantic & Pacific Tea Co., Inc. .....................          19,434
         1,245             Harcourt General, Inc. .....................................          66,218
         1,766             Harrah's Entertainment, Inc. (a)............................          27,704
         8,141             HBO & Co. ..................................................         233,545
         4,573             Hilton Hotels Corp. ........................................          87,459
        27,380             Home Depot, Inc. ...........................................       1,675,314
         2,434             Interpublic Group of Cos., Inc. ............................         194,112
         4,459             J.C. Penney Co. ............................................         209,016
           610             Jostens, Inc. ..............................................          15,974
         1,282             King World Productions, Inc. (a)............................          37,739
         8,606             Kmart Corp. (a).............................................         131,779
         1,367             Knight Ridder, Inc. ........................................          69,888
         2,782             Kohls Corp. (a) ............................................         170,919
         4,478             Kroger Co. (a)..............................................         270,919
         5,803             Laidlaw, Inc., Class B Shares...............................          58,393
         3,980             Limited, Inc. ..............................................         115,918
         6,186             Loews Corp. ................................................         316,646
           696             Longs Drug Stores Corp. ....................................          26,100
         4,371             Marriott International, Inc. ...............................         126,759
         4,092             May Department Stores Co. ..................................         247,055
         1,719             McGraw Hill Cos., Inc. .....................................         175,123
        10,623             MediaOne Group, Inc. (a)....................................         499,281
         2,763             Mercantile Stores, Inc. ....................................         127,443
           901             Meredith Corp. .............................................          34,125
         3,169             Mirage Resorts, Inc. (a) ...................................          47,337
           721             National Service Industries, Inc. ..........................          27,398
         3,197             New York Times Co., Class A Shares..........................         110,896
         2,616             Nordstrom, Inc. ............................................          90,743
         2,964             Omnicom Group, Inc. ........................................         171,912
         2,853             Paycheck Inc. ..............................................         146,751
         1,139             The Pep Boys - Manny, Moe and Jack..........................          17,868
         2,373             R.R. Donnelley & Sons Co. ..................................         103,967

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       28

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                             EQUITY INDEX PORTFOLIO

       SHARES                                        SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------------
CONSUMER SERVICES -- 12.8% (CONTINUED)
         4,518             Rite Aid Corp. .............................................    $    223,923
         8,509             Safeway, Inc. (a)...........................................         518,517
         1,477             Sealed Air Corp. (a) .......................................          75,419
         6,718             Sears, Roebuck & Co. .......................................         285,515
         4,516             Service Corp. International.................................         171,891
           306             Spring Industries, Inc. ....................................          12,680
         5,457             Staples, Inc. (a)...........................................         238,403
         2,142             Super Valu, Inc. ...........................................          59,976
         5,866             Sysco Corp. ................................................         160,948
         1,739             Tandy Corp. ................................................          71,625
         9,425             Tele-Communications, Inc., Class A Shares (a)...............         521,320
           960             Temple Inland Inc. .........................................          56,940
        21,493             Time Warner, Inc. ..........................................       1,333,909
         1,406             Times Mirror Co., Class A Shares............................          78,736
         5,645             TJX Cos., Inc. .............................................         163,705
         4,563             Toys 'R' Us, Inc. (a).......................................          77,001
         2,085             Tribune Co. ................................................         137,610
         1,527             US Air Group (a)............................................          79,404
         6,089             Viacom, Inc., Non Voting Shares (a).........................         450,586
         1,680             W.W. Grainger, Inc. ........................................          69,930
        39,473             Wal-Mart Stores, Inc. ......................................       3,214,582
         8,742             Walgreen Co. ...............................................         511,953
        35,911             Walt Disney Co. ............................................       1,077,330
         2,213             Wendy's International, Inc. ................................          48,271
         2,603             Winn Dixie Stores, Inc. ....................................         116,810
-------------------------------------------------------------------------------------------------------
                                                                                             22,601,886
-------------------------------------------------------------------------------------------------------
ENERGY -- 7.1%
         3,157             AES Corp. (a)...............................................         149,562
         1,571             Amerada Hess Corp. .........................................          78,157
        16,730             Amoco Corp. ................................................       1,010,074
         2,110             Anadarko Petroleum Corp. ...................................          65,146
         1,714             Apache Corp. ...............................................          43,386
         1,340             Ashland, Inc. ..............................................          64,823
         5,616             Atlantic Richfield Co. .....................................         366,444
         5,780             Baker Hughes, Inc. .........................................         102,234
         3,113             Burlington Resources, Inc. .................................         111,484
        11,442             Chevron Corp. ..............................................         948,971
         2,758             Cinergy Corp. ..............................................          94,806
         3,715             Coastal Corp. ..............................................         129,793
           398             Eastern Enterprises.........................................          17,413
         6,209             Edison International........................................         173,076
         5,807             Enron Corp. ................................................         331,362
        42,609             Exxon Corp..................................................       3,115,783
         4,162             First Energy Corp. .........................................         135,525
         7,683             Halliburton Co. ............................................         227,609
           842             Helmerich & Payne, Inc. ....................................          16,314
           839             Kerr McGee Corp. ...........................................          32,092

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       29

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                             EQUITY INDEX PORTFOLIO

       SHARES                                        SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------------
ENERGY -- 7.1% (CONTINUED)
         2,479             LSI Logic Corp. (a).........................................    $     39,974
         1,050             McDermott International, Inc. ..............................          25,922
        13,658             Mobil Corp. ................................................       1,189,953
         2,003             New Century Energies Inc. ..................................          97,646
         6,032             Occidental Petroleum Corp. .................................         101,790
         1,861             Oryx Energy Co. (a).........................................          25,007
           842             PennzEnergy Co. ............................................          13,735
         4,482             Phillips Petroleum Co. .....................................         191,045
         1,534             Rowan Cos., Inc. (a)........................................          15,340
        37,563             Royal Dutch Petroleum Co....................................       1,798,329
         9,551             Schlumberger Ltd. ..........................................         440,540
         4,222             Sempra Energy...............................................         107,133
         1,931             Sonat Inc. .................................................          52,258
         1,650             Sunoco Inc. ................................................          59,503
         2,998             Tenneco, Inc. ..............................................         102,119
         9,375             Texaco, Inc. ...............................................         495,703
         4,469             Union Pacific Resources Group, Inc. ........................          40,500
         4,221             Unocal Corp. ...............................................         123,200
         5,408             USX-Marathon Group..........................................         162,916
         7,517             Williams Cos., Inc. ........................................         234,436
-------------------------------------------------------------------------------------------------------
                                                                                             12,531,103
-------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 15.9%
         2,516             Aetna Inc. .................................................         197,821
        14,376             Allstate Corp. .............................................         555,273
         7,929             American Express Co. .......................................         810,740
         4,413             American General Corp. .....................................         344,214
        18,395             American International Group, Inc. .........................       1,777,417
        12,788             Associates First Capital Corp. .............................         541,892
        20,508             Banc One Corp. .............................................       1,047,190
         5,144             Bank of Boston Corp. .......................................         200,295
        13,348             Bank of New York Co., Inc. .................................         537,257
        30,340             BankAmerica Corp. ..........................................       1,824,193
         1,670             Bankers Trust of New York Corp. ............................         142,681
         5,137             BB&T Co. ...................................................         207,085
         1,994             Bear Stearns & Co. .........................................          74,526
           132             Berkshire Hathaway, Inc., Class B Shares (a)................         309,671
         1,147             Capital One.................................................         131,905
         7,018             Charles Schwab Corp. .......................................         394,324
        14,825             Chase Manhattan Corp. ......................................       1,009,027
         2,859             Chubb Corp. ................................................         185,478
         3,622             Cigna Corp. ................................................         280,026
         2,922             Cincinnati Financial Corp. .................................         107,018
        39,828             Citigroup Inc. .............................................       1,971,486
         2,737             Comerica, Inc. .............................................         186,629
         5,534             Conseco, Inc. ..............................................         169,133
         1,975             Countrywide Credit Industries, Inc. ........................          99,120
        18,181             Fannie Mae..................................................       1,345,394

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       30

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                             EQUITY INDEX PORTFOLIO

       SHARES                                        SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 15.9% (CONTINUED)
        11,893             Federal Home Loan Mortgage Corp. ...........................    $    766,355
         4,667             Fifth Third Bancorp.........................................         332,815
         7,735             First Data Corp. ...........................................         245,103
        17,366             First Union Corp. ..........................................       1,056,070
         9,949             Fleet Financial Group, Inc. ................................         444,596
         4,440             Franklin Resources Inc. ....................................         142,080
         1,003             Golden West Financial Corp. of Delaware.....................          91,963
         1,780             H&R Block, Inc. ............................................          80,100
         4,092             Hartford Financial Services Group, Inc. ....................         224,549
         8,441             Household International Inc. ...............................         334,475
         3,693             Huntington Bancshares.......................................         111,021
         3,060             J.P. Morgan & Co., Inc. ....................................         321,491
         1,860             Jefferson Pilot Corp. ......................................         139,500
         7,985             KeyCorp.....................................................         255,520
         2,037             Lehman Brothers Holdings, Inc. .............................          89,755
         1,767             Lincoln National Corp. .....................................         144,563
         1,992             Lowes Corp. ................................................         195,714
         4,509             Marsh & McLennan Cos., Inc. ................................         263,495
         1,732             MBIA, Inc. .................................................         113,554
        13,150             MBNA Corp. .................................................         327,928
         4,576             Mellon Bank Corp. ..........................................         314,600
         6,215             Merrill Lynch & Co., Inc. ..................................         414,851
         1,940             MGIC Investment Corp. ......................................          77,236
        10,134             Morgan Stanley Dean Witter & Co. ...........................         719,514
         5,788             National City Corp. ........................................         419,630
         1,943             Northern Trust..............................................         169,648
         5,265             PNC Bank Corp. .............................................         284,968
         2,383             Provident Cos. .............................................          98,895
         2,473             Providian Corp. ............................................         185,475
         3,881             Regions Financial Corp. ....................................         156,453
         1,870             Republic of New York Corp. .................................          85,202
         2,391             Safeco Corp. ...............................................         102,664
         2,903             SLM Holding Corp. ..........................................         139,344
         4,115             St. Paul Cos., Inc. ........................................         142,996
         2,820             State Street Corp. .........................................         196,166
         3,040             Summit Bancorp..............................................         132,810
         3,807             SunAmerica, Inc. ...........................................         308,843
         3,664             Suntrust Bank, Inc. ........................................         280,296
         4,656             Synovus Financial Corp. ....................................         113,490
         2,462             Torchmark Corp. ............................................          86,939
         1,093             Transamerica Corp. .........................................         126,242
        11,292             Tyco International Ltd. ....................................         851,840
        12,737             U.S. Bancorp. of Oregon.....................................         452,164
         2,394             Union Planters Corp. .......................................         108,478
         2,436             Unum Corp. .................................................         142,202

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       31

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                             EQUITY INDEX PORTFOLIO

       SHARES                                        SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 15.9% (CONTINUED)
         3,547             Wachovia Corp. .............................................    $    310,141
        10,420             Washington Mutual, Inc. ....................................         397,914
        28,337             Wells Fargo & Co. ..........................................       1,131,709
-------------------------------------------------------------------------------------------------------
                                                                                             28,081,152
-------------------------------------------------------------------------------------------------------
HEALTH CARE -- 11.2%
        26,588             Abbott Laboratories.........................................       1,302,812
         1,161             Allergan, Inc. .............................................          75,175
         1,524             Alza Corp. (a)..............................................          79,629
        23,111             American Home Products Corp. ...............................       1,301,438
         4,453             Amgen, Inc. (a).............................................         465,617
         2,996             Aon Corp. ..................................................         165,904
           976             Bausch & Lomb, Inc. ........................................          58,560
         5,025             Baxter International, Inc. .................................         323,170
         4,345             Becton, Dickinson & Co. ....................................         185,477
         1,945             Biomet, Inc. ...............................................          78,286
         6,913             Boston Scientific Corp. (a).................................         185,355
        17,410             Bristol-Myers Squibb Co. ...................................       2,329,676
         3,519             Cardinal Health, Inc. ......................................         267,004
        11,339             Columbia/HCA Healthcare Corp. ..............................         280,640
         2,637             Guidant Corp. ..............................................         290,729
         1,959             HCR Manor Care (a)..........................................          57,546
         7,472             Healthsouth Corp. (a).......................................         115,349
         2,954             Humana, Inc. (a)............................................          52,618
         2,815             IMS Health, Inc. ...........................................         212,357
        23,563             Johnson & Johnson...........................................       1,976,347
         1,230             Mallinckrodt Group, Inc. ...................................          37,899
         8,594             Medtronic, Inc. ............................................         638,105
        20,877             Merck & Co., Inc. ..........................................       3,083,272
           761             Millipore Corp. ............................................          21,641
         2,164             Pall Corp. .................................................          54,776
        22,738             Pfizer, Inc. ...............................................       2,852,198
         8,902             Pharmacia & Upjohn, Inc. ...................................         504,076
        25,762             Schering-Plough Corp. ......................................       1,423,351
         1,473             St. Jude Medical, Inc. (a)..................................          40,784
         5,407             Tenet Healthcare Corp. (a)..................................         141,934
         3,269             United Healthcare Corp. ....................................         140,771
        14,405             Warner Lambert Co. .........................................       1,083,076
-------------------------------------------------------------------------------------------------------
                                                                                             19,825,572
-------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 19.0%
         6,271             3Com Corp. (a)..............................................         281,019
         1,150             Adobe Systems, Inc. ........................................          53,763
         2,543             Advanced Micro Devices, Inc. (a)............................          73,588
         4,811             Alltel Corp. ...............................................         287,758
         6,500             America Online, Inc. (a)....................................         940,875
         3,848             AMP, Inc. ..................................................         200,337
         1,532             Andrew Corp. (a)............................................          25,278

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       32

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                             EQUITY INDEX PORTFOLIO

       SHARES                                        SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 19.0% (CONTINUED)
         2,345             Apple Computer, Inc. (a)....................................    $     95,998
         3,789             Ascend Communications, Inc. (a).............................         249,127
           807             Autodesk, Inc. .............................................          34,449
         5,297             Automatic Data Processing, Inc. ............................         424,753
         3,776             BMC Software................................................         168,268
           952             C.R. Bard, Inc. ............................................          47,124
         2,800             Cabletron Systems, Inc. (a).................................          23,450
         1,249             Ceridian Corp. (a)..........................................          87,196
        27,675             Cisco Systems, Inc. (a).....................................       2,568,586
        29,799             Compaq Computer Corp. ......................................       1,249,696
         9,430             Computer Associates International, Inc. ....................         401,954
         2,786             Computer Sciences Corp. ....................................         179,523
           896             Data General Corp. (a)......................................          14,728
        22,312             Dell Computer Corp. (a).....................................       1,632,960
           760             EG&G, Inc. .................................................          21,138
         8,653             Electronic Data Systems Corp. ..............................         434,813
         8,787             EMC Corp. (a)...............................................         746,895
         2,753             Gateway 2000, Inc. (a)......................................         140,919
         2,917             General Instrument Corp. (a)................................          98,996
         1,425             Harris Corp. ...............................................          52,191
        18,165             Hewlett Packard Co. ........................................       1,240,897
         2,206             Honeywell, Inc. ............................................         166,139
        29,216             Intel Corp. ................................................       3,463,922
        16,355             International Business Machines Corp. ......................       3,021,586
         1,544             KLA-Tencor Corp. (a)........................................          66,971
        23,052             Lucent Technologies.........................................       2,535,720
         3,756             Micron Technology, Inc. (a).................................         189,913
        43,700             Microsoft Corp. (a).........................................       6,060,644
         7,041             Minnesota Mining & Manufacturing Co. .......................         500,791
        10,517             Motorola, Inc. .............................................         642,194
         2,964             National Semiconductor Corp. (a)............................          40,014
         5,037             Nextel Communications, Inc. (a).............................         118,999
        11,441             Northern Telecom Ltd. ......................................         573,480
         6,163             Novell, Inc. (a)............................................         111,704
        17,034             Oracle Systems Corp. (a)....................................         734,591
         4,809             Parametric Technology Corp. (a).............................          78,747
         4,083             Peoplesoft, Inc. (a)........................................          77,322
           865             Perkin-Elmer Corp. .........................................          84,392
         4,776             Pitney Bowes, Inc. .........................................         315,515
         3,107             PPG Industries (a)..........................................         180,983
         1,308             Scientific-Atlanta, Inc. ...................................          29,839
         4,297             Seagate Technology, Inc. (a)................................         129,984
           478             Shared Medical Systems Corp. ...............................          23,840
         3,351             Silicon Graphics, Inc. (a)..................................          43,144
         1,700             Solectron Corp. (a).........................................         157,994
         7,296             Sprint PCS..................................................         168,720
         6,670             Sun Microsystems, Inc. (a)..................................         571,119
           817             Tektronix, Inc. ............................................          24,561

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       33

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                             EQUITY INDEX PORTFOLIO

       SHARES                                        SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 19.0% (CONTINUED)
         3,402             Tellabs, Inc. (a)...........................................    $    233,250
         6,835             Texas Instruments, Inc. ....................................         584,820
         3,822             Unicom Corp. ...............................................         147,386
         4,485             Unisys Corp. (a)............................................         154,452
         5,752             Xerox Corp. ................................................         678,736
-------------------------------------------------------------------------------------------------------
                                                                                             33,687,751
-------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 0.7%
         3,191             AMR Corp. (a)...............................................         189,466
         8,200             Burlington Northern Santa Fe................................         276,750
         3,843             CSX Corp. ..................................................         159,485
         2,520             Delta Air Lines, Inc. ......................................         131,040
         6,624             Norfolk Southern Corp. .....................................         209,898
         1,232             Ryder Systems, Inc. ........................................          32,032
         5,858             Southwest Airlines Co. .....................................         131,439
         4,327             Union Pacific Corp. ........................................         194,985
-------------------------------------------------------------------------------------------------------
                                                                                              1,325,095
-------------------------------------------------------------------------------------------------------
UTILITIES -- 10.1%
        10,029             AirTouch Communications, Inc. (a)...........................         723,342
         2,421             Ameren Corp. ...............................................         103,346
         3,366             American Electric Power, Inc. ..............................         158,412
        19,332             Ameritech Corp. ............................................       1,225,166
        31,652             AT&T Corp. .................................................       2,381,813
         2,598             Baltimore Gas & Electric Co. ...............................          80,213
        27,215             Bell Atlantic Corp. ........................................       1,546,152
        33,490             BellSouth Corp. ............................................       1,670,314
         2,646             Carolina Power & Light Co. .................................         124,527
         3,743             Central & South West Corp. .................................         102,699
         1,461             Columbia Energy Group.......................................          84,373
         4,091             Consolidated Edison Co. of New York, Inc. ..................         216,312
         1,664             Consolidated Natural Gas Co. ...............................          89,856
         3,418             Dominion Resources Inc. ....................................         159,792
         2,541             DTE Energy Co. .............................................         108,945
         6,337             Duke Power Co. .............................................         405,964
         4,317             Entergy Corp. ..............................................         134,367
         3,159             FPL Group, Inc. ............................................         194,673
         3,017             Frontier Corp. .............................................         102,578
         2,253             GPU, Inc. ..................................................          99,554
        16,923             GTE Corp. ..................................................       1,141,245
         5,004             Houston Industries, Inc. ...................................         160,754
        32,119             MCI WorldCom, Inc. (a) .....................................       2,304,538
         3,269             Niagara Mohawk Power Corp. (a)..............................          52,713
           818             Nicor, Inc. ................................................          34,561
         2,649             Northern States Power Co. of Minnesota......................          73,510
           544             Oneok, Inc. ................................................          19,652
         5,179             PacifiCorp..................................................         109,083
         3,916             Peco Energy Co. ............................................         163,004

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       34

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                             EQUITY INDEX PORTFOLIO

       SHARES                                        SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------------
UTILITIES -- 10.1% (CONTINUED)
         2,643             Pennsylvania Power & Light..................................    $     73,674
           618             Peoples Energy Corp. .......................................          24,643
         6,716             PG&E Corp. .................................................         211,554
         4,000             Public Service Enterprise Group.............................         160,000
        34,289             SBC Communications, Inc. ...................................       1,838,748
        12,211             Southern Co. ...............................................         354,882
         7,554             Sprint Corp. ...............................................         635,480
         4,934             Texas Utilities Co. ........................................         230,356
         8,820             U.S. West Inc. .............................................         569,991
-------------------------------------------------------------------------------------------------------
                                                                                             17,870,786
-------------------------------------------------------------------------------------------------------
                           TOTAL COMMON STOCK (Cost -- $142,758,992)...................     175,624,801
-------------------------------------------------------------------------------------------------------

        FACE
       AMOUNT                                        SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.7%
      $739,000             Repurchase Agreement -- Morgan Stanley Dean Witter & Co.,
                           4.650% due 1/4/99; Proceeds at maturity -- $739,382; (Fully collateralized by U.S. Treasury Notes and Bonds, 6.000% to
                           6.500% due 7/15/99 to 8/15/27; Market value -- $757,225)....         739,000
       490,000             U.S. Treasury Bill, 4.360% due 3/18/99 (b)..................         485,664
-------------------------------------------------------------------------------------------------------
                           TOTAL SHORT-TERM INVESTMENTS (Cost -- $1,224,490)...........       1,224,664
-------------------------------------------------------------------------------------------------------
                           TOTAL INVESTMENTS -- 100% (Cost -- $143,983,482*)...........    $176,849,465
-------------------------------------------------------------------------------------------------------

(a) Non-income producing security.
(b) Security is segregated by the custodian for futures contracts commitments.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       35

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                          GROWTH AND INCOME PORTFOLIO

 SHARES                                 SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 93.0%
-----------------------------------------------------------------------------------------
AEROSPACE -- 1.3%
   9,000      Gulfstream Aerospace Corp. (a)..............................    $   479,250
-----------------------------------------------------------------------------------------
AIRLINES -- 1.1%
  18,000      Southwest Airlines Co. .....................................        403,875
-----------------------------------------------------------------------------------------
BANKS -- 4.0%
  26,000      KeyCorp. ...................................................        832,000
   9,000      State Street Corp. .........................................        626,062
-----------------------------------------------------------------------------------------
                                                                                1,458,062
-----------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 1.6%
  14,000      W.W. Grainger, Inc. ........................................        582,750
-----------------------------------------------------------------------------------------
CONSUMER DURABLES -- 1.2%
  20,000      Leggett & Platt, Inc. ......................................        440,000
-----------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 4.0%
   9,000      The Coca-Cola Co. ..........................................        601,875
   5,000      Colgate Palmolive Co. ......................................        464,375
   4,000      Procter & Gamble Co. .......................................        365,250
-----------------------------------------------------------------------------------------
                                                                                1,431,500
-----------------------------------------------------------------------------------------
CONSUMER SERVICES -- 2.0%
  20,000      TCA Cable TV, Inc. .........................................        713,750
-----------------------------------------------------------------------------------------
ELECTRONIC TECHNOLOGY -- 7.4%
  10,000      Computer Associates International Inc. .....................        426,250
  10,000      Electronic Data Systems Corp. ..............................        502,500
  15,000      Hewlett Packard Co. ........................................      1,024,687
   6,000      Motorola, Inc. .............................................        366,375
   3,000      Xerox Corp. ................................................        354,000
-----------------------------------------------------------------------------------------
                                                                                2,673,812
-----------------------------------------------------------------------------------------
ENERGY -- 6.4%
  10,000      Coastal Corp. ..............................................        349,375
   8,000      Exxon Corp. ................................................        585,000
   9,000      Mobil Corp. ................................................        784,125
  14,000      Phillips Petroleum Co. .....................................        596,750
-----------------------------------------------------------------------------------------
                                                                                2,315,250
-----------------------------------------------------------------------------------------
ENTERTAINMENT -- 1.2%
  15,000      The Walt Disney Co. ........................................        450,000
-----------------------------------------------------------------------------------------
FINANCE -- 15.5%
  10,000      A.G. Edwards, Inc. .........................................        372,500
  12,000      BankAmerica Corp. ..........................................        721,500
  12,000      Chase Manhattan Corp. ......................................        816,750
   7,000      Conseco, Inc. ..............................................        213,937

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       36

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                          GROWTH AND INCOME PORTFOLIO

 SHARES                                 SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
FINANCE -- 15.5% (CONTINUED)
  18,000      Greenpoint Financial Corp. .................................    $   632,250
  15,532      Household International, Inc. ..............................        615,455
   6,000      J.P. Morgan & Co., Inc. ....................................        630,375
  18,000      Mercury General Corp. ......................................        788,625
   6,000      Morgan Stanley Dean Witter & Co. ...........................        426,000
  10,000      Washington Mutual, Inc. ....................................        381,875
-----------------------------------------------------------------------------------------
                                                                                5,599,267
-----------------------------------------------------------------------------------------
FOOD -- 0.4%
   5,000      Dole Food Co., Inc. ........................................        150,000
-----------------------------------------------------------------------------------------
HEALTH TECHNOLOGY -- 10.7%
  12,000      Eli Lilly & Co. ............................................      1,066,500
  11,000      Johnson & Johnson...........................................        922,625
   7,000      Merck & Co., Inc. ..........................................      1,033,813
  11,000      Mylan Laboratories Inc. ....................................        346,500
   4,000      Pfizer Inc. ................................................        501,750
-----------------------------------------------------------------------------------------
                                                                                3,871,188
-----------------------------------------------------------------------------------------
INDUSTRIAL SERVICES -- 1.4%
  12,000      Fluor Corp. ................................................        510,750
-----------------------------------------------------------------------------------------
MACHINERY -- 2.0%
  28,000      Pall Corp. .................................................        708,750
-----------------------------------------------------------------------------------------
MINERALS -- 0.9%
  25,000      Worthington Industries Inc. ................................        312,500
-----------------------------------------------------------------------------------------
PROCESS INDUSTRIES -- 0.8%
   8,000      Bemis Inc. .................................................        303,500
-----------------------------------------------------------------------------------------
PRODUCER MANUFACTURER -- 6.0%
  14,000      Dana Corp. .................................................        572,250
   8,000      Ford Motor Co. .............................................        469,500
  11,000      General Electric Co. .......................................      1,122,688
-----------------------------------------------------------------------------------------
                                                                                2,164,438
-----------------------------------------------------------------------------------------
REAL ESTATE -- 1.3%
  10,000      Arden Realty Group, Inc. ...................................        231,875
  10,000      Kilroy Realty Corp. ........................................        230,000
-----------------------------------------------------------------------------------------
                                                                                  461,875
-----------------------------------------------------------------------------------------
RESTAURANT & LODGING -- 0.7%
  11,000      Starwood Hotels & Resorts Trust.............................        249,562
-----------------------------------------------------------------------------------------
RETAIL -- 8.1%
  13,000      May Department Stores Co. ..................................        784,875
  25,000      Nordstrom, Inc. ............................................        867,187
  16,000      Rite Aid Corp. .............................................        793,000
   6,000      Wal-Mart Stores, Inc. ......................................        488,625
-----------------------------------------------------------------------------------------
                                                                                2,933,687
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       37

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                          GROWTH AND INCOME PORTFOLIO

 SHARES                                 SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
TECHNOLOGY SERVICES -- 2.2%
  10,000      Automatic Data Processing, Inc. ............................    $   801,875
-----------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 1.7%
  25,000      LM Ericsson Telephone Co., ADR..............................        598,438
-----------------------------------------------------------------------------------------
TEXTILES-APPAREL MANUFACTURING -- 0.8%
   9,000      Liz Claiborne, Inc. ........................................        284,063
-----------------------------------------------------------------------------------------
TRANSPORTATION -- 1.0%
  17,000      Knightsbridge Tankers Ltd. .................................        353,813
-----------------------------------------------------------------------------------------
UTILITIES -- 9.3%
  17,000      Ameritech Corp. ............................................      1,077,375
   8,000      AT&T Corp.  ................................................        602,000
   4,000      Duke Energy Corp. ..........................................        256,250
  10,000      GTE Corp. ..................................................        674,375
  10,658      MCI WorldCom, Inc. (a)......................................        764,711
-----------------------------------------------------------------------------------------
                                                                                3,374,711
-----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $20,464,465)....................     33,626,666
-----------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 1.4%
ENERGY -- 1.4%
  10,044      Unocal Corp., Convertible 6.250% (b) (Cost -- $485,250).....        495,923
-----------------------------------------------------------------------------------------
  FACE
 AMOUNT                                 SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
CORPORATE DEBENTURES -- 4.4%
FINANCIAL SERVICES -- 2.9%
$500,000      General Motors Acceptance Corp., 7.000% due 9/15/02.........        521,875
 500,000      Morgan Stanley Dean Witter & Co., 6.875% due 3/1/03.........        521,875
-----------------------------------------------------------------------------------------
                                                                                1,043,750
-----------------------------------------------------------------------------------------
RETAIL TRADE -- 1.5%
 500,000      Limited Inc., 7.800% due 5/15/02............................        530,625
-----------------------------------------------------------------------------------------
              TOTAL CORPORATE DEBENTURES (Cost -- $1,559,315).............      1,574,375
-----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.2%
 426,000      Morgan Stanley Dean Witter & Co., 4.650% due 1/4/99;
              Proceeds at maturity -- $426,220; (Fully collateralized by
              U.S. Treasury Notes, 6.000% to 6.500% due 7/15/99 to
              8/15/27; Market value -- $436,506) (Cost -- $426,000).......        426,000
-----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $22,935,030**)...........    $36,122,964
-----------------------------------------------------------------------------------------

(a)  Non-income producing security.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, generally to qualified institutional buyers.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       38

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                           EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 94.8%
-----------------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 15.1%
       800    Applied Micro Circuits Corp. (a)............................    $    27,175
     4,400    BMC Software, Inc. (a)......................................        196,075
     2,200    CIBER, Inc. (a).............................................         61,463
     3,000    Citrix Systems, Inc. (a)....................................        291,188
    10,300    Compuware Corp. (a).........................................        804,688
       900    Concord Communications, Inc. (a)............................         51,075
     1,000    GeoTel Communications Corp. (a).............................         37,250
     2,550    Gulfstream Aerospace Corp. (a)..............................        135,788
     1,200    IMRglobal Corp. (a).........................................         35,325
     1,500    Keane, Inc. (a).............................................         59,906
     3,650    Legato Systems, Inc. (a)....................................        240,672
     2,600    Macromedia, Inc. (a)........................................         87,588
     1,400    Mastech Corp. (a)...........................................         40,075
     1,000    Mercury Interactive Corp. (a)...............................         63,250
       700    Microsoft Corp. (a).........................................         97,081
     1,500    MindSpring Enterprises, Inc. (a)............................         91,594
     1,600    Network Associates, Inc. (a)................................        106,000
       400    Network Solutions, Inc. (a).................................         52,350
     1,200    New Era of Networks, Inc. (a)...............................         52,800
       400    Peregrine Systems, Inc. (a).................................         18,550
     3,200    Rational Software Corp. (a).................................         84,800
     2,000    Sterling Software, Inc. (a).................................         54,125
     1,500    Veritas DGC Inc. (a)........................................         19,500
     2,850    Veritas Software Corp. (a)..................................        170,822
       800    Wind River Systems, Inc. (a)................................         37,600
     1,650    Yahoo! Inc. (a).............................................        387,853
-----------------------------------------------------------------------------------------
                                                                                3,304,593
-----------------------------------------------------------------------------------------
CONSUMER DISTRIBUTION -- 15.3%
       500    American Eagle Outfitters, Inc. (a).........................         33,313
     2,200    Ann Taylor Stores Corp. (a).................................         86,763
     2,400    Bed Bath & Beyond Inc. (a)..................................         81,900
     7,250    Best Buy Co., Inc. (a)......................................        444,969
     1,000    Cardinal Health, Inc. ......................................         75,875
     1,200    CDW Computer Centers, Inc. (a)..............................        115,125
     1,000    Costco Cos., Inc. (a).......................................         72,188
     2,500    CVS Corp. ..................................................        137,500
     2,000    Dollar Tree Stores, Inc. (a)................................         87,375
     1,800    The Earthgrains Co. ........................................         55,688
     1,100    Express Scripts, Inc. (a)...................................         73,838
     6,000    Family Dollar Stores, Inc. .................................        132,000
     3,100    The Gap, Inc. ..............................................        174,375
     1,000    Hollywood Entertainment Corp. (a)...........................         27,250
     4,300    The Home Depot, Inc.........................................        263,106
       900    Insight Enterprises, Inc. (a)...............................         45,788
       600    Lason, Inc. (a).............................................         34,913
     2,950    Lexmark International Group, Inc. (a).......................        296,475

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       39

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                           EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
CONSUMER DISTRIBUTION -- 15.3% (CONTINUED)
     3,750    Lowe's Cos., Inc. ..........................................    $   191,953
       700    Micro Warehouse, Inc. (a)...................................         23,669
     3,300    Safeway Inc. (a)............................................        201,094
     5,750    Staples, Inc. (a)...........................................        251,203
     7,000    TJX Cos., Inc. .............................................        203,000
     1,300    Trans World Entertainment Corp. (a).........................         24,781
     1,300    Tricon Global Restaurants, Inc. (a).........................         65,163
     1,100    U.S. Foodservice (a)........................................         53,900
     2,100    Williams Sonoma, Inc. (a)...................................         84,656
-----------------------------------------------------------------------------------------
                                                                                3,337,860
-----------------------------------------------------------------------------------------
CONSUMER DURABLES -- 0.5%
       800    Kaufman & Broad Home Corp. .................................         23,000
     1,000    Pulte Corp. ................................................         27,813
     2,100    Shaw Industries, Inc. ......................................         50,925
-----------------------------------------------------------------------------------------
                                                                                  101,738
-----------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 2.1%
     3,000    Abercrombie & Fitch Co. (a).................................        212,250
     1,100    Adolph Coors Co. ...........................................         62,081
     3,600    Linens 'n Things, Inc. (a)..................................        142,650
       600    Smithfield Foods, Inc. (a)..................................         20,325
       750    Westpoint Stevens Inc. (a)..................................         23,672
-----------------------------------------------------------------------------------------
                                                                                  460,978
-----------------------------------------------------------------------------------------
CONSUMER SERVICES -- 9.9%
     2,000    Brinker International, Inc. (a).............................         57,750
     2,750    Cablevision Systems Corp. (a)...............................        138,016
     7,600    Chancellor Media Corp. (a)..................................        363,850
     4,800    Clear Channel Communications, Inc. (a)......................        261,600
       800    Consolidated Graphics, Inc. (a).............................         54,050
     1,400    Earthlink Network, Inc. (a).................................         79,800
       700    Education Management Corp. (a)..............................         16,538
     1,600    International Network Services (a)..........................        106,400
     1,700    The Interpublic Group of Cos., Inc. ........................        135,575
     3,000    Jacor Communications, Inc. (a)..............................        193,125
     3,300    Liberty Media Group (a).....................................        152,006
     2,100    Meredith Corp...............................................         79,538
       300    Metris Cos., Inc. ..........................................         15,094
     1,300    The Metzler Group, Inc. (a).................................         63,294
     2,900    Omnicom Group Inc...........................................        168,200
     3,500    Outdoor Systems, Inc. (a)...................................        105,000
     1,600    Robert Half International Inc. (a)..........................         71,500
       750    Snyder Communications, Inc. (a).............................         25,313
     1,500    Valassis Communications, Inc. (a)...........................         77,438
-----------------------------------------------------------------------------------------
                                                                                2,164,087
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       40

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                           EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
E.D.P. PERIPHERALS & SERVICES -- 13.1%
     1,000    Affiliated Computer Services, Inc. (a)......................    $    45,000
     9,000    America Online, Inc. (a)....................................      1,302,750
     1,700    American Management Systems, Inc. (a).......................         68,000
     1,700    Apple Computer, Inc. (a)....................................         69,594
    12,600    Dell Computer Corp. (a).....................................        922,163
     1,300    Fiserv, Inc. (a)............................................         66,869
     1,600    Paychex, Inc. ..............................................         82,300
       500    QLogic Corp. (a)............................................         65,438
       550    SEI Investments Co. ........................................         54,656
     2,800    SunGard Data Systems Inc. (a)...............................        111,125
       350    VeriSign, Inc. (a)..........................................         20,694
     1,500    Xircom, Inc. (a)............................................         51,000
-----------------------------------------------------------------------------------------
                                                                                2,859,589
-----------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS & DISTRIBUTORS -- 6.2%
     3,000    Concord Communications, Inc. (a)............................        127,125
     9,300    EMC Corp. (a)...............................................        790,500
     1,400    Flextronics International Ltd. (a)..........................        119,875
       800    Gentex Corp. (a)............................................         16,000
     2,000    Jabil Circuit, Inc. (a).....................................        149,250
       600    Sanmina Corp. (a)...........................................         37,500
     1,300    Solectron Corp. (a).........................................        120,819
-----------------------------------------------------------------------------------------
                                                                                1,361,069
-----------------------------------------------------------------------------------------
ENERGY -- 0.2%
       900    BJ Services Co. (a).........................................          7,482
     3,600    Marine Drilling Co., Inc. (a)...............................         27,675
     1,500    National Oilwell, Inc. (a)..................................         16,781
-----------------------------------------------------------------------------------------
                                                                                   51,938
-----------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 5.9%
     1,000    AmSouth Bancorp. ...........................................         45,625
     1,650    Capital One Financial Corp. ................................        189,750
     1,250    Dime Bancorp, Inc. .........................................         33,047
       440    Fidelity National Financial, Inc. ..........................         13,420
       800    Fifth Third Bancorp.........................................         57,050
     1,200    Finova Group Inc. ..........................................         64,725
     1,300    Firstar Corp. ..............................................        121,225
       800    National Commerce Bancorp. .................................         15,050
     1,300    Northern Trust Corp. .......................................        113,506
     1,500    Old Kent Financial Corp. ...................................         69,750
       250    Progressive Corp. ..........................................         42,344
     1,100    Protective Life Corp. ......................................         43,794
     5,700    Providian Financial Corp. ..................................        427,500
     1,000    Zions Bancorp. .............................................         62,375
-----------------------------------------------------------------------------------------
                                                                                1,299,161
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       41

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                           EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
HEALTH CARE -- 11.5%
     5,500    Allegiance Corp. ...........................................    $   256,438
     1,500    Allergan, Inc. .............................................         97,125
       600    Amgen Inc. .................................................         62,738
     5,100    Biogen, Inc. (a)............................................        423,300
       900    Biomatrix, Inc. (a).........................................         52,425
     2,100    Biomet, Inc. ...............................................         84,525
       600    Cree Research, Inc. (a).....................................         28,725
     2,400    Genzyme Corp. (a)...........................................        119,400
     2,000    Guidant Corp................................................        220,500
     1,000    Henry Schein, Inc. (a)......................................         44,750
     1,100    Immunex Corp. (a)...........................................        138,394
       800    Medicis Pharmaceutical Corp. (a)............................         47,700
     1,000    Medimmune, Inc. (a).........................................         99,438
       800    Medquist Inc. (a)...........................................         31,600
     1,300    Medtronic, Inc..............................................         96,525
     1,000    Minimed Inc. (a)............................................        104,750
     3,400    Omnicare Group Inc. ........................................        118,150
       400    Pathogenesis Corp. (a)......................................         23,200
       800    Patterson Dental Co. (a)....................................         34,800
       800    PSS World Medical, Inc. (a).................................         18,400
     2,700    Quintiles Transnational Corp. (a)...........................        144,113
       100    Visx, Inc. (a)..............................................          8,744
     3,200    Watson Pharmaceuticals, Inc. (a)............................        201,200
       600    Wellpoint Health Networks Inc. (a)..........................         52,200
-----------------------------------------------------------------------------------------
                                                                                2,509,140
-----------------------------------------------------------------------------------------
PRECISION INSTRUMENTS -- 1.6%
     4,800    Network Appliance, Inc. (a).................................        216,000
     1,500    Waters Corp. (a)............................................        130,875
-----------------------------------------------------------------------------------------
                                                                                  346,875
-----------------------------------------------------------------------------------------
PRODUCER MANUFACTURING -- 4.2%
     5,145    Allied Waste Industries, Inc. (a)...........................        121,551
     3,800    American Power Conversion Corp. (a).........................        184,063
     1,800    Danaher Corp. ..............................................         97,763
     1,800    Federal-Mogul Corp. ........................................        107,100
     4,400    Metromedia Fiber Network, Inc. (a)..........................        147,400
     3,300    Tyco International, Ltd. ...................................        248,944
-----------------------------------------------------------------------------------------
                                                                                  906,821
-----------------------------------------------------------------------------------------
SEMICONDUCTORS -- 1.7%
     1,500    Advanced Micro Devices, Inc. (a)............................         43,406
     2,100    Altera Corp. (a)............................................        127,838
     1,200    Intel Corp. ................................................        142,275
       650    Texas Instruments Inc. .....................................         55,616
-----------------------------------------------------------------------------------------
                                                                                  369,135
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       42

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                           EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 6.4%
     2,750    Cisco Systems, Inc. (a).....................................    $   255,234
     1,500    Comverse Technology, Inc. (a)...............................        106,500
     2,000    CSG Systems International, Inc. (a).........................        158,000
     1,200    EchoStar Communications, Class A Shares (a).................         58,050
     2,900    Gemstar International Group Ltd. (a)........................        166,025
     2,400    General Instrument Corp. (a)................................         81,450
       900    Gilat Satellite Networks Ltd. (a)...........................         49,613
     1,000    Global Crossing Ltd. (a)....................................         45,125
     1,300    Nokia Corp. ADS.............................................        156,569
     1,800    Symbol Technologies, Inc. ..................................        115,088
     2,100    Tekelec (a).................................................         34,781
     3,750    Vitesse Semiconductor Corp. (a).............................        171,094
-----------------------------------------------------------------------------------------
                                                                                1,397,529
-----------------------------------------------------------------------------------------
TRANSPORTATION -- 0.6%
     1,750    Comair Holdings, Inc. ......................................         59,063
     3,300    Southwest Airlines Co. .....................................         74,044
-----------------------------------------------------------------------------------------
                                                                                  133,107
-----------------------------------------------------------------------------------------
UTILITIES -- 0.5%
     1,700    Century Telephone Enterprises, Inc. ........................        114,750
-----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $12,571,275)....................     20,718,370
-----------------------------------------------------------------------------------------

   FACE
  AMOUNT                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 5.2%
$1,000,000    U.S. Treasury Bills, 4.38% due 2/4/99 (b)...................        995,863
   150,000    U.S. Treasury Bills, 4.40% due 2/4/99 (b)...................        149,377
-----------------------------------------------------------------------------------------
              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
              (Cost -- $1,145,240)........................................      1,145,240
-----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $13,716,515*)............    $21,863,610
-----------------------------------------------------------------------------------------

(a) Non-income producing security.
(b) Rate represents annualized yield to maturity.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       43

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                         INTERNATIONAL EQUITY PORTFOLIO

       SHARES                                     SECURITY                               VALUE
-------------------------------------------------------------------------------------------------
COMMON STOCK -- 100.0%
-------------------------------------------------------------------------------------------------
AUSTRALIA -- 2.1%
         89,612         Coca Cola Amatil Ltd. (a) ..................................  $   334,205
         87,723         Coca Cola Beverages PLC (a)(b)..............................      161,481
-------------------------------------------------------------------------------------------------
                                                                                          495,686
-------------------------------------------------------------------------------------------------
AUSTRIA -- 1.5%
          6,000         Wolford AG..................................................      351,242
-------------------------------------------------------------------------------------------------
FINLAND -- 4.1%
          8,000         Nokia Oyj...................................................      963,500
-------------------------------------------------------------------------------------------------
FRANCE -- 3.9%
          4,000         Axa.........................................................      580,001
          4,000         Sidel S.A. .................................................      339,408
-------------------------------------------------------------------------------------------------
                                                                                          919,409
-------------------------------------------------------------------------------------------------
HONG KONG -- 4.8%
        348,491         Hong Kong & China Gas Co. Ltd. .............................      443,075
         15,840         Hong Kong & China Gas Co. Ltd. Warrants,
                        Expire 9/30/99 (b)..........................................        1,043
        100,000         Hutchison Whampoa Ltd. .....................................      706,698
-------------------------------------------------------------------------------------------------
                                                                                        1,150,816
-------------------------------------------------------------------------------------------------
IRELAND -- 13.2%
         55,729         Bank of Ireland.............................................    1,242,231
        204,629         Independent Newspapers PLC..................................      839,031
         20,000         IONA Technologies PLC (a)(b)................................      760,000
         25,638         Irish Continental Group PLC.................................      303,899
-------------------------------------------------------------------------------------------------
                                                                                        3,145,161
-------------------------------------------------------------------------------------------------
ITALY -- 8.0%
        250,000         Istituto Nazionale delle Assicurazioni......................      662,698
        150,000         Telecom Italia Mobile S.p.A. ...............................    1,110,075
        250,000         Unione Immobiliare S.p.A. (b) ..............................      130,603
-------------------------------------------------------------------------------------------------
                                                                                        1,903,376
-------------------------------------------------------------------------------------------------
JAPAN -- 10.6%
         17,000         Hosiden Corp. (a) ..........................................      297,199
         11,000         Murata Manufacturing Co., Ltd. .............................      457,358
          3,000         Shohkoh Fund & Co., Ltd. ...................................      968,085
          6,500         Sony Corp. .................................................      474,247
         14,000         Terumo Corp.................................................      330,142
-------------------------------------------------------------------------------------------------
                                                                                        2,527,031
-------------------------------------------------------------------------------------------------
MEXICO -- 0.8%
        160,800         Cifra S.A. de CV (b)........................................      198,358
-------------------------------------------------------------------------------------------------
NETHERLANDS -- 8.4%
         15,136         Getronics NV................................................      750,066
         10,346         IHC Caland NV...............................................      430,004

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       44

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

                         INTERNATIONAL EQUITY PORTFOLIO

       SHARES                                     SECURITY                               VALUE
-------------------------------------------------------------------------------------------------
NETHERLANDS -- 8.4% (CONTINUED)
         50,000         ING Groep NV Warrants, Expire 3/15/01 (b)...................  $   825,918
-------------------------------------------------------------------------------------------------
                                                                                        2,005,988
-------------------------------------------------------------------------------------------------
NORWAY -- 4.1%
         30,000         Tomra Systems ASA...........................................      984,381
-------------------------------------------------------------------------------------------------
PANAMA -- 1.8%
         20,000         Panamerican Beverages, Inc. ................................      436,250
-------------------------------------------------------------------------------------------------
SPAIN -- 2.2%
          7,000         Banco Popular Espanol S.A. .................................      528,598
-------------------------------------------------------------------------------------------------
SWEDEN -- 4.6%
         70,000         Securitas AB, Class B Shares................................    1,088,110
-------------------------------------------------------------------------------------------------
SWITZERLAND -- 6.2%
         25,000         Mettler-Toledo International Inc. (b) ......................      701,563
            400         Novartis AG, Registered Shares..............................      786,312
-------------------------------------------------------------------------------------------------
                                                                                        1,487,875
-------------------------------------------------------------------------------------------------
UNITED KINGDOM -- 23.7%
        125,000         Boxmore International PLC...................................      317,164
        115,000         Capita Group PLC............................................    1,062,884
         70,000         Colt Telecom Group PLC (b)..................................    1,024,907
        100,000         Hays PLC....................................................      856,862
        100,670         Misys PLC...................................................      740,331
         70,000         SEMA Group PLC..............................................      687,736
         50,000         Serco Group PLC.............................................      957,939
-------------------------------------------------------------------------------------------------
                                                                                        5,647,823
-------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -- $15,396,801*)............  $23,833,604
-------------------------------------------------------------------------------------------------

(a) A portion of this security is on loan (See Note 15).
(b) Non-income producing security.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       45

<PG$PCN>

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "BBB" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

BBB          --   Bonds rated "BBB" are regarded as having an adequate
                  capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
                  economic conditions or changing circumstances are more
                  likely to lead to a weakened capacity to pay interest and
                  repay principal for bonds in this category than for bonds in higher rated categories.
BB, B, CCC,  --   Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on
CC and C          balance, as predominantly speculative with respect to the
                  issuer's capacity to pay interest and repay principal in
                  accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some
                  quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse
                  conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Baa" to "Ca," where 1 is the highest and 3 the lowest ranking within its generic category.

Baa          --   Bonds rated "Baa" are considered to be medium grade
                  obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security
                  appear adequate for the present but certain protective
                  elements may be lacking or may be characteristically
                  unreliable over any great length of time. Such bonds lack
                  outstanding investment characteristics and in fact have
                  speculative characteristics as well.
Ba           --   Bonds rated "Ba" are judged to have speculative elements;
                  their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
                  moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
                  characterizes bonds in this class.
B            --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long
                  period of time may be small.
Caa          --   Bonds rated "Caa" are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.
Ca           --   Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

NR           --   Indicates that the bond is not rated by Standard & Poor's or
                  Moody's.

                                       46

<PG$PCN>

                      (This page intentionally left blank)

                                       47

<PG$PCN>

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES

                                                                                  DIVERSIFIED
                                                                    MONEY          STRATEGIC
                                                                    MARKET          INCOME
                                                                  PORTFOLIO        PORTFOLIO
---------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost......................................      $4,693,247      $78,436,754
  Foreign currency, at cost.................................              --        2,734,361
---------------------------------------------------------------------------------------------
  Investments, at value.....................................      $4,693,247      $79,579,321
  Foreign currency, at value................................              --        2,745,132
  Cash......................................................             225               --
  Collateral for securities on loan (Note 15)...............              --        2,499,650
  Receivable for Fund shares sold...........................              --            3,827
  Receivable for securities sold............................              --               --
  Receivable from manager...................................           8,937               --
  Receivable from broker-variation margin...................              --               --
  Dividends and interest receivable.........................           3,647        1,155,495
  Receivable for open forward foreign currency contracts
     (Note 7)...............................................              --           42,806
---------------------------------------------------------------------------------------------
  TOTAL ASSETS..............................................       4,706,056       86,026,231
---------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for Fund shares purchased.........................              --          129,930
  Investment advisory fees payable..........................              --           30,636
  Dividends payable.........................................           9,678               --
  Administration fees payable...............................              --           13,616
  Payable for securities purchased..........................              --          200,000
  Payable to bank...........................................              --        2,035,671
  Payable for securities on loan (Note 15)..................              --        2,499,650
  Payable for open forward foreign currency contracts (Note
     7).....................................................              --           96,793
  Accrued expenses..........................................          25,141           50,253
---------------------------------------------------------------------------------------------
  TOTAL LIABILITIES.........................................          34,819        5,056,549
---------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................      $4,671,237      $80,969,682
---------------------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares...............................      $    4,671      $     7,427
  Capital paid in excess of par value.......................       4,666,566       75,023,719
  Undistributed (overdistributed) net investment income.....              --        3,844,787
  Accumulated net realized gain on security transactions and
     futures contracts......................................              --          980,637
  Net unrealized appreciation of investments, futures
     contracts and foreign currencies.......................              --        1,113,112
---------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................      $4,671,237      $80,969,682
---------------------------------------------------------------------------------------------
SHARES OUTSTANDING..........................................       4,671,243        7,426,810
---------------------------------------------------------------------------------------------
NET ASSET VALUE.............................................           $1.00           $10.90
---------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       48

<PG$PCN>

----------------------------------------------------------
                                         DECEMBER 31, 1998

  EQUITY            EQUITY           GROWTH          EMERGING        INTERNATIONAL
  INCOME            INDEX           & INCOME          GROWTH            EQUITY
 PORTFOLIO        PORTFOLIO         PORTFOLIO        PORTFOLIO         PORTFOLIO
----------------------------------------------------------------------------------
$27,653,574      $143,983,482      $22,935,030      $13,716,515       $15,396,801
         --                --               --               --                65
----------------------------------------------------------------------------------
$37,419,550      $176,849,465      $36,122,964      $21,863,610       $23,833,604
         --                --               --               --                70
         --               462              753           41,615                --
         --                --               --               --           639,186
         --           491,181               --              137                --
  1,633,458           805,315          593,822           67,561           250,855
         --           139,932               --               --                --
         --             8,602               --               --                --
    209,487           168,128           78,204            2,809            15,871
         --                --               --               --                --
----------------------------------------------------------------------------------
 39,262,495       178,463,085       36,795,743       21,975,732        24,739,586
----------------------------------------------------------------------------------
     99,840                --           25,583               --            71,907
     15,099            28,999           13,887           11,674            16,254
         --                --               --               --                --
      6,755            11,947            6,172            4,391             3,824
    473,700         1,196,991          926,893          784,327                --
  1,141,049                --               --               --           451,877
         --                --               --               --           639,186
         --                --               --               --             2,169
     31,125            58,435           42,308           28,184            72,276
----------------------------------------------------------------------------------
  1,767,568         1,296,372        1,014,843          828,576         1,257,493
----------------------------------------------------------------------------------
$37,494,927      $177,166,713      $35,780,900      $21,147,156       $23,482,093
----------------------------------------------------------------------------------
$     2,289      $      5,907      $     1,937      $     1,077       $     1,685
 20,438,507       141,330,600       16,316,048        9,331,668        13,268,524
  1,467,374         1,249,038          574,981           (1,228)         (470,435)
  5,820,781         1,709,633        5,700,000        3,668,544         2,245,243
  9,765,976        32,871,535       13,187,934        8,147,095         8,437,076
----------------------------------------------------------------------------------
$37,494,927      $177,166,713      $35,780,900      $21,147,156       $23,482,093
----------------------------------------------------------------------------------
  2,289,068         5,907,470        1,936,882        1,077,307         1,684,706
----------------------------------------------------------------------------------
     $16.38            $29.99           $18.47           $19.63             $13.94
----------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       49

<PG$PCN>

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS

                                                                                    DIVERSIFIED
                                                                     MONEY           STRATEGIC
                                                                    MARKET            INCOME
                                                                   PORTFOLIO         PORTFOLIO
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..................................................       $272,329         $5,253,061
  Dividends.................................................             --             46,130
  Less: Foreign withholding tax.............................             --                 --
-----------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...................................        272,329          5,299,191
-----------------------------------------------------------------------------------------------
EXPENSES:
  Audit and legal...........................................         18,723             17,993
  Custody...................................................         18,773             19,866
  Shareholder and system servicing fees.....................         15,735             14,837
  Investment advisory fees (Note 3).........................         14,675            332,908
  Administration fees (Note 3)..............................          9,784            147,959
  Trustees' fees............................................          3,702              6,332
  Shareholder communications................................          3,525             20,414
  Amortization of deferred organization costs...............             --                 --
  Pricing service fees......................................             --             12,448
  Other.....................................................            650              1,814
-----------------------------------------------------------------------------------------------
  TOTAL EXPENSES............................................         85,567            574,571
  Less: Investment advisory & administration fee waivers and
     expense reimbursement..................................        (24,459)                --
-----------------------------------------------------------------------------------------------
  NET EXPENSES..............................................         61,108            574,571
-----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)................................        211,221          4,724,620
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS AND FOREIGN CURRENCIES (NOTES 4, 5 AND 7):
  Realized Gain (Loss) From:
     Security transactions (excluding short-term
      securities*)..........................................             59          1,024,521
     Futures contracts......................................             --                 --
     Foreign currency transactions..........................             --           (813,523)
-----------------------------------------------------------------------------------------------
  NET REALIZED GAIN.........................................             59            210,998
-----------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments,
  Futures Contracts and Foreign Currencies:
     Beginning of year......................................             --          1,460,585
     End of year............................................             --          1,113,112
-----------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET UNREALIZED APPRECIATION........             --           (347,473)
-----------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND
  FOREIGN CURRENCIES........................................             59           (136,475)
-----------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS......................       $211,280         $4,588,145
-----------------------------------------------------------------------------------------------

* Represents net realized gains only from short-term securities for the Money Market Portfolio.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       50

<PG$PCN>

---------------------------------------------------------
                     FOR THE YEAR ENDED DECEMBER 31, 1998

       EQUITY                  EQUITY             GROWTH            EMERGING         INTERNATIONAL
       INCOME                   INDEX            & INCOME            GROWTH             EQUITY
      PORTFOLIO               PORTFOLIO          PORTFOLIO         PORTFOLIO           PORTFOLIO
--------------------------------------------------------------------------------------------------
$             561,575        $   203,934        $  119,188         $   41,226         $   34,900
            1,246,712          1,305,018           748,917             39,028            299,328
               (2,520)            (7,808)           (1,902)              (153)           (28,698)
--------------------------------------------------------------------------------------------------
            1,805,767          1,501,144           866,203             80,101            305,530
--------------------------------------------------------------------------------------------------
               21,954             23,821            11,051             20,271             20,417
                2,332             93,400               289             17,951             41,387
               11,162             15,907             3,365             12,753             14,334
              192,581            135,564           179,897            150,773            225,622
               85,592             54,226            79,954             40,206             53,087
                4,538              6,857             6,285              3,292              2,864
               16,183             40,566             6,365              8,001              6,421
                   --                 --                --              2,845              2,924
                1,788                 --                --                 --              3,955
                  787             14,025                --                300                773
--------------------------------------------------------------------------------------------------
              336,917            384,366           287,206            256,392            371,784
                   --           (114,983)               --                 --                 --
--------------------------------------------------------------------------------------------------
              336,917            269,383           287,206            256,392            371,784
--------------------------------------------------------------------------------------------------
            1,468,850          1,231,761           578,997           (176,291)           (66,254)
--------------------------------------------------------------------------------------------------
            5,820,781          1,184,427         5,699,928          3,689,801          5,405,229
                   --            586,748                --                 --                 --
                   --                 --                --                 --             (8,079)
--------------------------------------------------------------------------------------------------
            5,820,781          1,771,175         5,699,928          3,689,801          5,397,150
--------------------------------------------------------------------------------------------------
           10,461,775         11,389,699        15,032,970          5,450,266          9,345,681
            9,765,976         32,871,535        13,187,934          8,147,095          8,437,076
--------------------------------------------------------------------------------------------------
             (695,799)        21,481,836        (1,845,036)         2,696,829           (908,605)
--------------------------------------------------------------------------------------------------
            5,124,982         23,253,011         3,854,892          6,386,630          4,488,545
--------------------------------------------------------------------------------------------------
$           6,593,832        $24,484,772        $4,433,889         $6,210,339         $4,422,291
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       51

<PG$PCN>

--------------------------------------------------------------------------------
                                             STATEMENTS OF CHANGES IN NET ASSETS

                                                                               DIVERSIFIED
                                                                 MONEY          STRATEGIC
                                                                MARKET            INCOME
                                                               PORTFOLIO        PORTFOLIO
-------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)..............................  $   211,221      $  4,724,620
  Net realized gain.........................................           59           210,998
  Increase (decrease) in net unrealized appreciation........           --          (347,473)
-------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................      211,280         4,588,145
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.....................................     (211,278)       (4,468,175)
  Net realized gains........................................           --                --
-------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................     (211,278)       (4,468,175)
-------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 16):
  Net proceeds from sale of shares..........................    8,425,171        30,385,689
  Net asset value of shares issued for reinvestment of
     dividends..............................................      211,918         4,468,175
  Cost of shares reacquired.................................   (8,718,390)      (16,561,693)
-------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................      (81,301)       18,292,171
-------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................      (81,299)       18,412,141
NET ASSETS:
  Beginning of year.........................................    4,752,536        62,557,541
-------------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $ 4,671,237      $ 80,969,682
-------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net investment
  income of:                                                           --        $3,844,787
-------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       52

<PG$PCN>

-----------------------------------------------------------
                       FOR THE YEAR ENDED DECEMBER 31, 1998

      EQUITY            EQUITY            GROWTH          EMERGING        INTERNATIONAL
      INCOME            INDEX            & INCOME          GROWTH            EQUITY
     PORTFOLIO        PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
---------------------------------------------------------------------------------------
    $ 1,468,850      $  1,231,761      $    578,997      $  (176,291)     $    (66,254)
      5,820,781         1,771,175         5,699,928        3,689,801         5,397,150
       (695,799)       21,481,836        (1,845,036)       2,696,829          (908,605)
---------------------------------------------------------------------------------------
      6,593,832        24,484,772         4,433,889        6,210,339         4,422,291
---------------------------------------------------------------------------------------
     (1,898,883)         (249,653)         (672,200)              --          (121,294)
     (1,821,123)         (658,235)       (3,971,293)      (3,312,304)               --
---------------------------------------------------------------------------------------
     (3,720,006)         (907,888)       (4,643,493)      (3,312,304)         (121,294)
---------------------------------------------------------------------------------------
        709,065       127,445,128         1,262,764        1,191,991         1,274,980
      3,720,006           907,888         4,643,493        3,312,304           121,294
    (15,882,004)      (10,114,491)      (13,129,695)      (6,259,617)      (10,562,558)
---------------------------------------------------------------------------------------
    (11,452,933)      118,238,525        (7,223,438)      (1,755,322)       (9,166,284)
---------------------------------------------------------------------------------------
     (8,579,107)      141,815,409        (7,433,042)       1,142,713        (4,865,287)
     46,074,034        35,351,304        43,213,942       20,004,443        28,347,380
---------------------------------------------------------------------------------------
    $37,494,927      $177,166,713      $ 35,780,900      $21,147,156      $ 23,482,093
---------------------------------------------------------------------------------------
     $1,467,374        $1,249,038          $574,981          $(1,228)         $(470,435)
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       53

<PG$PCN>

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      DIVERSIFIED
                                                                      MONEY            STRATEGIC
                                                                     MARKET             INCOME
                                                                    PORTFOLIO          PORTFOLIO
-------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)..............................       $   234,039        $ 4,264,433
  Net realized gain.........................................                --            950,640
  Increase (decrease) in net unrealized appreciation........                --           (659,501)
-------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........           234,039          4,555,572
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.....................................          (234,046)        (5,165,625)
  Net realized gain.........................................                --                 --
-------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................          (234,046)        (5,165,625)
-------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 16):
  Net proceeds from sale of shares..........................         4,068,547          8,577,774
  Net asset value of shares issued for reinvestment of
     dividends..............................................           236,528          5,165,625
  Cost of shares reacquired.................................        (5,440,440)       (10,090,660)
-------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................        (1,135,365)         3,652,739
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................        (1,135,372)         3,042,686
NET ASSETS:
  Beginning of year.........................................         5,887,908         59,514,855
-------------------------------------------------------------------------------------------------
  END OF YEAR*..............................................       $ 4,752,536        $62,557,541
-------------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net investment
  income of:                                                                --         $4,460,203
-------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       54

<PG$PCN>

-----------------------------------------------------------
                       FOR THE YEAR ENDED DECEMBER 31, 1997

  EQUITY        EQUITY        GROWTH       EMERGING     INTERNATIONAL
  INCOME         INDEX       & INCOME       GROWTH         EQUITY
 PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------
$ 1,909,868   $   249,662   $   676,309   $  (140,288)   $   (73,674)
  1,831,459       654,539     3,975,853     3,311,992         66,797
  5,391,585     5,289,554     3,880,199       499,956       (547,647)
---------------------------------------------------------------------
  9,132,912     6,193,755     8,532,361     3,671,660       (554,524)
---------------------------------------------------------------------
 (2,166,350)     (234,763)     (618,594)           --        (62,462)
         --      (647,602)   (2,845,466)   (2,276,771)            --
---------------------------------------------------------------------
 (2,166,350)     (882,365)   (3,464,060)   (2,276,771)       (62,462)
---------------------------------------------------------------------
    898,736    13,341,026     2,532,681     1,483,760      1,308,196
  2,166,350       882,365     3,464,060     2,276,771         62,462
 (9,573,459)   (3,441,285)   (6,353,227)   (4,052,109)    (5,743,348)
---------------------------------------------------------------------
 (6,508,373)   10,782,106      (356,486)     (291,578)    (4,372,690)
---------------------------------------------------------------------
    458,189    16,093,496     4,711,815     1,103,311     (4,989,676)
 45,615,845    19,257,808    38,502,127    18,901,132     33,337,056
---------------------------------------------------------------------
$46,074,034   $35,351,304   $43,213,942   $20,004,443    $28,347,380
---------------------------------------------------------------------
 $1,897,407      $248,482      $670,853       $(1,177)      $(306,786)
---------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       55

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Money Market, Diversified Strategic Income, Equity Income, Equity Index, Growth & Income, Emerging Growth and International Equity Portfolios ("Portfolios") are separate investment portfolios of the Greenwich Street Series Fund ("Fund"), formerly known as the Smith Barney Series Fund. The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-ended management investment company. Shares of the Fund can be acquired through investing in an individual flexible premium deferred combination fixed and variable annuity contract or a certificate evidencing interest in a master group flexible premium deferred annuity offered by certain insurance companies. The Fund offers three other portfolios: Appreciation, Intermediate High Grade and Total Return Portfolios. The financial statements and financial highlights for the other portfolios are presented in a separate annual report.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence subsequent to the time a value was so established is likely to have significantly changed the value then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities are valued on the basis of the bid price at the close of business on each day; U.S. government and agency obligations are valued at the average between bid and ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded by the Portfolios on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise tax; (j) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the Diversified Strategic Income, Equity Income, Equity Index, Growth & Income, Emerging Growth and International Equity Portfolios capital accounts to reflect permanent book/tax differences and income gains available for distributions under income tax regulations. In addition, a portion of accumulated net realized gains amounting to $21,284, $62 and $22,247 was reclassified to paid-in capital for the Emerging Growth, Equity Income and Equity Index Portfolios, respectively. Moreover, a portion of undistributed (overdistributed) net investment income amounting to $2,597, ($176,240) and $54 was reclassified to paid-in capital for the Growth & Income, Emerging Growth and Equity Index Portfolios. Net investment income, net realized gains and net assets were not affected by this change; and
(k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, for the Emerging Growth and International Equity Portfolios, organization costs have been amortized on a straight-line basis over a five-year period, which began with the Portfolio's commencement of operations in December 1993. As of December 31, 1998, deferred organization costs have been fully amortized.

     In addition, certain Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

     2.  DIVIDENDS

     The Money Market Portfolio declares dividends daily from net investment income and distributes such dividends monthly. Net realized capital gains, if any, are declared and distributed annually.

                                       56

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     3. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS

     The Fund, on behalf of the Money Market, Diversified Strategic Income, Equity Income, Growth & Income and International Equity Portfolios, has entered into an investment advisory agreement ("Advisory Agreement") with Mutual Management Corp. ("MMC"). MMC is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which is in turn a wholly-owned subsidiary of Travelers Group Inc. ("Travelers"). Under each respective investment advisory agreement, the Portfolios pay an investment advisory fee calculated at an annual rate of their respective average daily net assets. These fees are calculated daily and paid monthly. For the year ended December 31, 1998, for the Money Market Portfolio, MMC has waived all of its investment advisory fee.

     The respective advisers and annual rates are as follows:

            PORTFOLIO                                          ADVISOR                               RATE
---------------------------------------------------------------------------------------------------------
Money Market                         Mutual Management Corp.                                         0.30%
Diversified Strategic Income         Mutual Management Corp.                                         0.45
Equity Income                        Mutual Management Corp.                                         0.45
Equity Index                         Travelers Investment Management Co.                             0.15
Growth & Income                      Mutual Management Corp.                                         0.45
Emerging Growth                      Van Kampen American Capital Asset Management, Inc.              0.75
International Equity                 Mutual Management Corp.                                         0.85
---------------------------------------------------------------------------------------------------------

     For the year ended December 31, 1998, MMC reimbursed expenses of $114,983 related to the Equity Index Portfolio.

     Smith Barney Global Capital Management, Inc. ("SBGCM") serves as sub-investment adviser to the Diversified Strategic Income Portfolio and is paid a monthly fee by MMC calculated at an annual rate of 0.15% of the Portfolio's average daily net assets. The Diversified Strategic Income Portfolio does not make any direct payments to SBGCM.

     The Fund, on behalf of the Portfolios, has also entered into an administration agreement with MMC. Under the agreement, each Portfolio pays an administration fee calculated at an annual rate of 0.20% of the average daily net assets; except for the Equity Index Portfolio which pays an administration fee of 0.06%. These fees are calculated daily and paid monthly. For the year ended December 31, 1998, for the Money Market Portfolio, MMC has waived all of its administration fee.

     By mutual agreement of the parties involved, in the event the aggregate expenses of a Portfolio (exclusive of interest, taxes, brokerage expenses and extraordinary expenses) exceed an agreed upon limitation, MMC will, as appropriate, reduce its fees by one half the excess expenses in the proportion that its respective fees bear to the aggregate of such fees paid by the Portfolio. IDS Life Insurance Company ("IDS Life"), one of the insurance companies offering variable annuities through which investments can be made in the Fund, will bear the remaining half of such excess expenses.

     For the year ended December 31, 1998, the Equity Income, Growth & Income, Emerging Growth and International Equity Portfolios paid Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, brokerage commissions of $600, $300, $853 and $1,393, respectively.

     No officer, Director or employee of SSB or its affiliates receives any compensation from the Fund for serving as a Trustee or officer of the Fund.

                                       57

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     4.  INVESTMENTS

     During the year ended December 31, 1998, the aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                         PORTFOLIO                             PURCHASES        SALES
----------------------------------------------------------------------------------------
Diversified Strategic Income................................  $ 85,408,189   $59,858,560
Equity Income...............................................    18,072,655    31,097,148
Equity Index................................................   122,545,928     4,060,949
Growth & Income.............................................     5,058,939    16,223,341
Emerging Growth.............................................    18,998,762    23,923,436
International Equity........................................     7,920,034    15,950,593
----------------------------------------------------------------------------------------

     At December 31, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                                                NET
                                                                                             UNREALIZED
                         PORTFOLIO                            APPRECIATION   DEPRECIATION   APPRECIATION
--------------------------------------------------------------------------------------------------------
Diversified Strategic Income................................  $ 2,359,690    $(1,217,123)   $ 1,142,567
Equity Income...............................................   10,121,511       (355,535)     9,765,976
Equity Index................................................   35,535,013     (2,669,030)    32,865,983
Growth & Income.............................................   13,994,660       (806,726)    13,187,934
Emerging Growth.............................................    8,333,539       (186,444)     8,147,095
International Equity........................................    9,194,029       (757,226)     8,436,803
--------------------------------------------------------------------------------------------------------

     5.  FUTURES CONTRACTS

     The Diversified Strategic Income, Equity Income, Equity Index, Growth & Income, Emerging Growth and International Equity Portfolios may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian as is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

     At December 31, 1998, the Equity Index Portfolio had the following open futures contracts:

                                               EXPIRATION     # OF        BASIS        MARKET     UNREALIZED
          FUTURES CONTRACTS BOUGHT             MONTH/YEAR   CONTRACTS     VALUE        VALUE         GAIN
------------------------------------------------------------------------------------------------------------
S&P 500 Stock Index..........................     3/99         36       $2,236,348   $2,241,900     $5,552
------------------------------------------------------------------------------------------------------------

     6.  OPTION CONTRACTS

     The Diversified Strategic Income, Equity Income, Equity Index, Growth & Income, Emerging Growth and International Equity Portfolios may from time to time enter into option contracts.

                                       58

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Upon the purchase of a put option or a call option by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

     At December 31, 1998, the Portfolios held no purchased call or put options.

     When the Portfolio writes a call option or a put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a covered put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

     During the year ended December 31, 1998, the Portfolios did not write any call or put options.

     7.  FORWARD FOREIGN CURRENCY CONTRACTS

     The Diversified Strategic Income, Emerging Growth and International Equity Portfolios have the ability to enter into forward foreign currency contracts.

     At December 31, 1998, the Diversified Strategic Income and International Equity Portfolios had open forward foreign currency contracts as described below. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

DIVERSIFIED STRATEGIC INCOME PORTFOLIO

                                                          LOCAL       MARKET        SETTLEMENT   UNREALIZED
                   FOREIGN CURRENCY                      CURRENCY     VALUE            DATE      GAIN (LOSS)
------------------------------------------------------------------------------------------------------------
TO SELL:
  Australian Dollar...................................   1,300,000  $  797,546        1/15/99     $ 23,131
  British Pound.......................................   3,320,000   5,520,960        1/15/99      (37,482)
  Danish Krone........................................  20,600,000   3,238,077        1/15/99      (11,791)
  European Currency Unit..............................   5,115,961   6,012,355        1/15/99      (12,355)
  European Currency Unit..............................      88,740     104,520         3/1/99       (1,635)
  German Mark.........................................   3,740,000   2,247,187        1/15/99      (18,397)
  German Mark.........................................     399,740     240,347        1/28/99      (14,811)
  German Mark.........................................     176,735     106,439         3/3/99         (216)
  German Mark.........................................      86,638      52,178         3/3/99         (106)
  Swedish Krona.......................................  10,800,000   1,333,275        1/15/99       19,675
------------------------------------------------------------------------------------------------------------
TOTAL UNREALIZED LOSS ON OPEN FORWARD FOREIGN CURRENCY
  CONTRACTS...........................................                                            $(53,987)
------------------------------------------------------------------------------------------------------------

                                       59

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

INTERNATIONAL EQUITY PORTFOLIO

                                                            LOCAL      MARKET       SETTLEMENT   UNREALIZED
                    FOREIGN CURRENCY                       CURRENCY    VALUE           DATE         LOSS
-----------------------------------------------------------------------------------------------------------
TO SELL:
  Finnish Markka........................................   1,270,178  $250,907        1/4/99      $(2,169)
-----------------------------------------------------------------------------------------------------------

     8.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     9.  REVERSE REPURCHASE AGREEMENTS

     The Diversified Strategic Income, Equity Income and International Equity Portfolios may enter into reverse repurchase agreements for leveraging purposes.

     A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to the reverse repurchase agreements.

     At December 31, 1998, the Portfolios had no open reverse repurchase agreements.

     10.  CONCENTRATION OF RISK

     Under normal market conditions, the Money Market Portfolio invests at least 25% of its assets in short-term bank instruments and the Equity Income Portfolio invests at least 25% of its assets in the utility industry. Because of their concentration policy, these Portfolios may be subject to greater risk and market fluctuation than a portfolio that has securities representing a broader range of investment alternatives. Various factors could adversely affect the ability and inclination of companies in these industries to declare and pay dividends or interest and the ability of holders of securities of such companies to realize any value from the assets of the issuer upon liquidation or bankruptcy.

     11.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

     12.  SECURITIES TRADED ON A WHEN-ISSUED OR TO-BE-ANNOUNCED BASIS

     The Diversified Strategic Income, Equity Income, Growth & Income, Emerging Growth and International Equity Portfolios may from time to time purchase securities on a when-issued or to-be-announced ("TBA") basis.

     In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Portfolio enters into the TBA transaction, the custodian maintains cash, U.S. government securities or other liquid high grade debt obligations in a segregated account equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At December 31, 1998, there were no when-issued or TBA securities held by the Portfolios.

                                       60

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     13.  MORTGAGE ROLL TRANSACTIONS

     The Diversified Strategic Income Portfolio has the ability to participate in mortgage roll transactions.

     A mortgage roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Portfolio to purchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds of the sale will be invested and the income from these investments, together with any additional income from the Portfolio exceeding the yield on the securities sold.

     At December 31, 1998, there were no open mortgage roll transactions in the Portfolio.

     14.  SHORT SALES AGAINST THE BOX

     The Equity Income, Emerging Growth and International Equity Portfolios each have the ability to engage in short sales against the box.

     A short sale against the box is a short sale of common stock such that, when the short position is open, the Portfolio involved owns an equal amount of the stock or preferred stocks or debt securities, convertible or exchangeable, without payment of further consideration, into an equal number of shares of common stock sold short. The proceeds of the sale will be held by the broker until the settlement date, when the Portfolio delivers the stock or the convertible or exchangeable securities to close out its short position. Although prior to delivery a Portfolio will have to pay an amount equal to any dividends paid on the common stock sold short, the Portfolio will receive the dividends from the stock or the preferred stock or the interest from the stock or convertible or exchangeable debt securities plus a portion of the interest earned from the proceeds of the short sale. The Portfolio will deposit in a segregated account with the Fund's custodian, the common stock or convertible preferred stock or debt securities in connection with short sales against the box.

     At December 31, 1998, the Portfolios had no open short sales against the box.

     15.  LENDING OF SECURITIES

     The Diversified Strategic Income, Equity Income, Equity Index, Growth & Income, Emerging Growth and International Equity Portfolios each have the ability to lend its securities to brokers, dealers and other financial organizations.

     The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded in interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

     At December 31, 1998, the Portfolios listed below had loaned common stocks and bonds which were collateralized by cash. In addition, the International Equity Portfolio had loaned common stocks collateralized by securities. The market value for the securities on loan were as follows:

                         PORTFOLIO                              VALUE
------------------------------------------------------------------------
Diversified Strategic Income................................  $2,470,226
International Equity........................................     781,440
------------------------------------------------------------------------

                                       61

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     At December 31, 1998, the cash collateral held for the securities on loan was as follows:

DIVERSIFIED STRATEGIC INCOME PORTFOLIO
                    SECURITY DESCRIPTION                        VALUE
------------------------------------------------------------------------
TIME DEPOSITS:
  Bayerische Landesbank Munich, 8.375% due 1/4/99...........  $  135,652
  Commerzbank AG Frankfurt, 7.125% due 1/4/99...............     119,693
  Landesbank Hessen Thuringen, 6.750% due 1/4/99............     119,693
  Toronto Dominion-Grand Cayman, 5.750% due 1/4/99..........     119,693
  Unibank, 5.750% due 1/4/99................................     119,693
REPURCHASE AGREEMENTS:
  J.P. Morgan Securities, 5.500% due 1/4/99.................     217,343
  Merrill Lynch Securities, 5.580% due 1/4/99...............     470,791
COMMERCIAL PAPER:
  Alpine Securitization Corp., 5.503% due 1/4/99............     119,620
  Citibank Capital Markets Assets, 5.303% due 1/4/99........     119,622
  General Electric Credit, 5.133% due 1/4/99................     120,360
  Market Street Funding, 5.353% due 1/4/99..................     119,622
  New Center Asset Trust, 5.553% due 1/4/99.................     119,619
  Newport Funding Corp., 5.503% due 1/4/99..................     119,620
  Sheffield Receivable Corp., 5.253% due 1/4/99.............     119,623
  Twin Towers Inc., 5.503% due 1/4/99.......................     119,620
MONEY MARKET FUND:
  Dreyfus Cash Management, 4.928% due 1/4/99................     119,693
  Dreyfus Cash Management Plus, 4.979% due 1/4/99...........     119,693
------------------------------------------------------------------------
Total.......................................................  $2,499,650
------------------------------------------------------------------------

                     INTERNATIONAL EQUITY PORTFOLIO
                    SECURITY DESCRIPTION                        VALUE
------------------------------------------------------------------------
TIME DEPOSITS:
  Bayerische Landesbank, Munich, 8.375% due 1/4/99..........  $   34,688
  Commerzbank AG, Frankfurt, 7.125% due 1/4/99..............      30,607
  Landesbank Hessen Thuringen, 6.750% due 1/4/99............      30,607
  Toronto Dominion-Grand Cayman, 5.750% due 1/4/99..........      30,607
  Unibank, 5.750% due 1/4/99................................      30,607
REPURCHASE AGREEMENT:
  J.P. Morgan Securities, 5.500% due 1/4/99.................      55,577
  Merrill Lynch Securities/MLPFS, 5.580% due 1/4/99.........     120,386
COMMERCIAL PAPER:
  Alpine Securitization Corp., 5.503% due 1/4/99............      30,588
  Citibank Capital Markets Assts, 5.303% due 1/4/99.........      30,588
  General Electric Credit, 5.133% due 1/4/99................      30,777
  Market Street Funding, 5.353% due 1/4/99..................      30,588
  New Center Asset Trust, 5.553% due 1/4/99.................      30,588
  Newport Funding Corp., 5.503% due 1/4/99..................      30,588
  Sheffield Receivable Corp., 5.253% due 1/4/99.............      30,588
  Twin Towers Inc., 5.503% due 1/4/99.......................      30,588
MONEY MARKET FUND:
  Dreyfus Cash Management, 4.928% due 1/4/99................      30,607
  Dreyfus Cash Management Plus, 4.979% due 1/4/99...........      30,607
------------------------------------------------------------------------
Total.......................................................  $  639,186
------------------------------------------------------------------------

                                       62

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     In addition to the above noted cash collateral, the International Equity Portfolio held securities collateral with a market value of $152,248 as of December 31, 1998.

     Interest income earned by the Portfolios from securities loaned for the year ended December 31, 1998 was as follows:

                         PORTFOLIO                            VALUE
--------------------------------------------------------------------
Diversified Strategic Income Portfolio......................  $8,294
International Equity Portfolio..............................   6,835
--------------------------------------------------------------------

     16.  SHARES OF BENEFICIAL INTEREST

     At December 31, 1998, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. Transactions in shares for each portfolio were as follows:

                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 1998   DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
Shares sold.................................................      8,425,171           4,068,547
Shares issued on reinvestment...............................        211,918             236,528
Shares redeemed.............................................     (8,718,390)         (5,440,440)
---------------------------------------------------------------------------------------------------
Net Decrease................................................        (81,301)         (1,135,365)
---------------------------------------------------------------------------------------------------
DIVERSIFIED STRATEGIC INCOME PORTFOLIO
Shares sold.................................................      2,787,964             742,785
Shares issued on reinvestment...............................        420,732             474,346
Shares redeemed.............................................     (1,524,911)           (892,937)
---------------------------------------------------------------------------------------------------
Net Increase................................................      1,683,785             324,194
---------------------------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO
Shares sold.................................................         44,887              64,996
Shares issued on reinvestment...............................        248,332             143,372
Shares redeemed.............................................     (1,013,794)           (705,308)
---------------------------------------------------------------------------------------------------
Net Decrease................................................       (720,575)           (496,940)
---------------------------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO
Shares sold.................................................      4,762,662             571,732
Shares issued on reinvestment...............................         33,135              38,819
Shares redeemed.............................................       (386,788)           (161,000)
---------------------------------------------------------------------------------------------------
Net Increase................................................      4,409,009             449,551
---------------------------------------------------------------------------------------------------
GROWTH & INCOME PORTFOLIO
Shares sold.................................................         67,202             138,981
Shares issued on reinvestment...............................        254,438             192,448
Shares redeemed.............................................       (715,341)           (344,165)
---------------------------------------------------------------------------------------------------
Net Decrease................................................       (393,701)            (12,736)
---------------------------------------------------------------------------------------------------
EMERGING GROWTH PORTFOLIO
Shares sold.................................................         68,440              85,297
Shares issued on reinvestment...............................        192,913             144,282
Shares redeemed.............................................       (370,092)           (237,235)
---------------------------------------------------------------------------------------------------
Net Decrease................................................       (108,739)             (7,656)
---------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
Shares sold.................................................         90,783             105,543
Shares issued on reinvestment...............................          8,751               5,408
Shares redeemed.............................................       (821,260)           (466,755)
---------------------------------------------------------------------------------------------------
Net Decrease................................................       (721,726)           (355,804)
---------------------------------------------------------------------------------------------------

                                       63

<PG$PCN>

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31:

               MONEY MARKET PORTFOLIO                    1998         1997         1996         1995         1994
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...................    $1.000       $1.000       $1.000       $1.000       $1.000
-------------------------------------------------------------------------------------------------------------------
  Net investment income (1)..........................    0.043         0.044        0.047        0.052        0.035
  Dividends from net investment income...............   (0.043)       (0.044)      (0.047)      (0.052)      (0.035)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.........................   $1.000        $1.000       $1.000       $1.000       $1.000
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.........................................     4.40%         4.47%        4.80%        5.31%        3.56%
-------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)......................   $4,671        $4,753       $5,888       $5,653       $7,141
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (1).......................................     1.24%         1.20%        0.75%        0.75%        0.75%
  Net investment income..............................     4.30          4.38         4.70         5.19         3.65
-------------------------------------------------------------------------------------------------------------------

       DIVERSIFIED STRATEGIC INCOME PORTFOLIO          1998(2)        1997         1996         1995         1994
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...................   $10.89        $10.98       $10.01       $ 9.18       $10.07
-------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (3)..........................     0.69          0.77         0.88         0.74         0.58
  Net realized and unrealized gain (loss)............    (0.01)         0.12         0.24         0.70        (0.86)
-------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations..................     0.68          0.89         1.12         1.44        (0.28)
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..............................    (0.67)        (0.98)       (0.15)       (0.61)       (0.58)
  Capital............................................       --            --           --           --        (0.03)
-------------------------------------------------------------------------------------------------------------------
Total Distributions..................................    (0.67)        (0.98)       (0.15)       (0.61)       (0.61)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.........................    $10.90       $10.89       $10.98       $10.01       $ 9.18
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.........................................     6.41%         8.14%       11.16%       16.18%       (2.81)%
-------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)......................  $80,970       $62,558      $59,515      $59,316      $55,260
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses...........................................     0.78%         0.78%        0.84%        0.90%        0.95%
  Net investment income..............................     6.38          7.29         7.94         7.73         7.31
-------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..............................       86%           47%         106%          46%          54%
-------------------------------------------------------------------------------------------------------------------

(1) For the Money Market Portfolio, the Investment Adviser waived all or part of its fees for the year ended December 31, 1998 and the three-year period ended December 31, 1996. For the Money Market Portfolio, the Investment Adviser also reimbursed expenses of $16,616 for the year ended December 31, 1994. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                                PER SHARE DECREASES TO
                                                                NET INVESTMENT INCOME
                                             ------------------------------------------------------------
                PORTFOLIO                      1998        1997        1996          1995          1994
                ---------                      ----        ----        ----          ----          ----
  Money Market.........................       $0.005       N/A        $0.005        $0.005        $0.005

                                                                EXPENSE RATIOS WITHOUT
                                                              WAIVERS AND REIMBURSEMENTS
                                         --------------------------------------------------------------------
                PORTFOLIO                  1998           1997           1996           1995           1994
                ---------                  ----           ----           ----           ----           ----
  Money Market.........................      1.74%           N/A           1.25%          1.21%          1.26%

(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(3) Includes realized gains and losses from foreign currency transactions for the three years ended December 31, 1995.

                                       64

<PG$PCN>

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31:

              EQUITY INCOME PORTFOLIO                 1998(1)        1997         1996         1995         1994
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..................    $15.31       $13.01       $12.35       $ 9.87       $11.55
------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.............................      0.53         0.77         0.63         0.54         0.58
  Net realized and unrealized gain (loss)...........      1.94         2.28         0.11         2.56        (1.75)
------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.................      2.47         3.05         0.74         3.10        (1.17)
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.............................     (0.71)       (0.75)       (0.08)       (0.62)       (0.49)
  Net realized gains................................     (0.69)          --           --           --        (0.02)
------------------------------------------------------------------------------------------------------------------
Total Distributions.................................     (1.40)       (0.75)       (0.08)       (0.62)       (0.51)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR........................    $16.38       $15.31       $13.01       $12.35       $ 9.87
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN........................................     16.99%       23.52%        5.99%       32.47%      (10.20)%
------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).....................   $37,495      $46,074      $45,616      $52,444      $44,417
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses..........................................      0.79%        0.77%        0.77%        0.95%        0.84%
  Net investment income.............................      3.43         4.42         4.53         4.95         5.51
------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.............................        43%          42%          28%          33%          21%
------------------------------------------------------------------------------------------------------------------
               EQUITY INDEX PORTFOLIO                 1998(1)        1997         1996         1995         1994
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..................    $23.59       $18.36       $15.58       $11.69       $11.90
------------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income (2).........................      0.36         0.12         0.22         0.25         0.23
  Net realized and unrealized gain (loss)...........      6.33         5.76         3.17         3.88        (0.14)
------------------------------------------------------------------------------------------------------------------
Total Income From Operations........................      6.69         5.88         3.39         4.13         0.09
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.............................     (0.08)       (0.17)       (0.23)       (0.23)       (0.15)
  Net realized gains................................     (0.21)       (0.48)       (0.38)       (0.01)       (0.15)
------------------------------------------------------------------------------------------------------------------
Total Distributions.................................     (0.29)       (0.65)       (0.61)       (0.24)       (0.30)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR........................    $29.99       $23.59       $18.36       $15.58       $11.69
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN........................................     28.46%       32.16%       21.68%       35.81%        0.85%
------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).....................  $177,167      $35,351      $19,258      $15,230      $10,225
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (2)(3)...................................      0.30%        0.76%        1.06%        1.00%        1.00%
  Net investment income.............................      1.36         1.08         1.37         1.84         2.10
------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.............................         5%           6%           7%           5%           1%
------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2) For the year ended December 31, 1998, MMC agreed to reimburse expenses of $114,983 related to the Equity Index Portfolio. In addition, for the Equity Index Portfolio, the Investment Adviser waived all or part of its fees for the two-year period ended December 31, 1995. In addition, IDS Life reimbursed expenses of $6,842 and $25,496 for the two-year period ended December 31, 1995. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                                  PER SHARE DECREASES TO
                                                                   NET INVESTMENT INCOME
                                                      -----------------------------------------------
                    PORTFOLIO                         1998       1997      1996      1995       1994
                    ---------                         ----       ----      ----      ----       ----
  Equity Index..................................      $0.02      N/A       N/A       $0.02      $0.06

                                                             EXPENSE RATIOS WITHOUT
                                                           WAIVERS AND REIMBURSEMENTS
                                                  --------------------------------------------
                    PORTFOLIO                     1998      1997      1996      1995      1994
                    ---------                     ----      ----      ----      ----      ----
  Equity Index..................................  0.42%     N/A       N/A       1.17%     1.53%

(3) As a result of the 0.30% voluntary expense limitation for the ratio of expenses to average net assets, which became effective during 1998, the investment manager will reimburse fees for the amount that exceeds the limitation.

                                       65

<PG$PCN>

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31:

              GROWTH & INCOME PORTFOLIO                1998(1)        1997         1996         1995         1994
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...................  $ 18.54        $16.43       $13.73       $10.75       $11.37
-------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (2)..........................     0.27          0.31         0.27         0.26         0.27
  Net realized and unrealized gain (loss)............     1.93          3.41         2.45         2.99        (0.63)
-------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations..................     2.20          3.72         2.72         3.25        (0.36)
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..............................    (0.33)        (0.29)       (0.02)       (0.27)       (0.26)
  Net realized gains.................................    (1.94)        (1.32)          --           --           --
-------------------------------------------------------------------------------------------------------------------
Total Distributions..................................    (2.27)        (1.61)       (0.02)       (0.27)       (0.26)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.........................   $18.47        $18.54       $16.43       $13.73       $10.75
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.........................................    11.88%        22.94%       19.83%       30.49%       (3.20)%
-------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)......................  $35,781       $43,214      $38,502      $35,158      $29,625
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (2).......................................     0.72%         0.77%        0.83%        0.98%        0.93%
  Net investment income..............................     1.45          1.62         1.67         2.09         2.52
-------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..............................       13%           17%          22%          17%          77%
-------------------------------------------------------------------------------------------------------------------

              EMERGING GROWTH PORTFOLIO                1998(1)        1997         1996         1995         1994
-------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF YEAR...................    $16.87       $15.83       $13.76       $ 9.63       $10.41
-------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (loss) (2)...................    (0.15)        (0.12)       (0.10)       (0.03)        0.00*
  Net realized and unrealized gain (loss)............     5.98          3.32         2.55         4.16        (0.78)
-------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations..................     5.83          3.20         2.45         4.13        (0.78)
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..............................       --            --           --           --        (0.00)*
  Net realized gains.................................    (3.07)        (2.16)       (0.38)          --           --
-------------------------------------------------------------------------------------------------------------------
Total Distributions..................................    (3.07)        (2.16)       (0.38)          --        (0.00)*
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.........................    $19.63       $16.87       $15.83       $13.76       $ 9.63
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.........................................    37.14%        21.16%       17.83%       42.89%       (7.48)%
-------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)......................  $21,147       $20,004      $18,901      $17,463      $11,539
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (2).......................................     1.28%         1.26%        1.27%        1.20%        1.20%
  Net investment loss................................    (0.88)        (0.72)       (0.64)       (0.24)       (0.17)
-------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..............................       98%          102%          84%         121%          66%
-------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2) For the Emerging Growth Portfolio, the Investment Adviser waived all or part of its fees for the two-year period ended December 31, 1995. In addition, for the Emerging Growth Portfolio, IDS Life reimbursed expenses of $5,265 and $18,068 for the two-year period ended December 31, 1995. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                                                         EXPENSE RATIOS
                                                                    PER SHARE               WITHOUT
                                                                 DECREASES TO NET         WAIVERS AND
                                                                INVESTMENT INCOME        REIMBURSEMENTS
                                                                ------------------      ----------------
                           PORTFOLIO                            1995         1994       1995        1994
                           ---------                            ----         ----       ----        ----
  Emerging Growth.............................................  $0.02        $0.01      1.39%       1.59%

* Amount represents less than $0.01.

                                       66

<PG$PCN>

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31:

           INTERNATIONAL EQUITY PORTFOLIO              1998(1)         1997          1996          1995          1994
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...................    $11.78       $12.07         $ 9.98        $ 9.21        $10.05
-----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (loss) (2)(3)................    (0.03)        (0.02)        (0.02)         0.03          0.00*
  Net realized and unrealized gain (loss)............     2.25         (0.24)         2.15          0.78         (0.84)
-----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations..................     2.22         (0.26)         2.13          0.81         (0.84)
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..............................    (0.06)        (0.03)        (0.04)        (0.04)           --
-----------------------------------------------------------------------------------------------------------------------
Total Distributions..................................    (0.06)        (0.03)        (0.04)        (0.04)           --
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.........................   $13.94         $11.78        $12.07        $ 9.98        $ 9.21
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.........................................    18.84%        (2.18)%        21.38%        8.80%        (8.36)%
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)......................  $23,482        $28,347       $33,337      $28,979       $28,413
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (2)(4)....................................     1.40%         1.31%         1.35%         1.43%         1.30%
  Net investment income (loss).......................    (0.25)        (0.23)        (0.20)         0.35          0.31
-----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..............................       30%           21%           33%           34%           12%
-----------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2) For the International Equity Portfolio, the Investment Adviser waived all or part of its fees for the year ended December 31, 1994. IDS Life reimbursed expenses of $23,712 for the year ended December 31, 1994. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense would have been $0.00* and 1.51%, respectively.
(3) Includes realized gains and losses from foreign currency transactions for the two-years ended December 31, 1995.
(4) During the year ended December 31, 1996 and the year ended December 31, 1995, the International Equity Portfolio has earned credits from the custodian which reduce service fees incurred. If the credits are taken into consideration, the ratios of expenses to average net assets would be 1.33% and 1.37%, respectively.
 *  Amount represents less than $0.01.

                                       67

<PG$PCN>

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
GREENWICH STREET SERIES FUND:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Money Market, Diversified Strategic Income, Equity Income, Equity Index, Growth and Income, Emerging Growth, and International Equity Portfolios ("Portfolios") of the Greenwich Series Fund ("Fund") as of December 31, 1998, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1994 were audited by other auditors whose report thereon, dated February 10, 1995, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. As to securities purchased and sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Portfolios as of December 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the four-year period then ended, in conformity with generally accepted accounting principles.

                                                          [KPMG Peat Marwick LLP
                                                     Signature]

New York, New York
February 8, 1999

                                       68

<PG$PCN>

--------------------------------------------------------------------------------
 ADDITIONAL SHAREHOLDER INFORMATION (UNAUDITED)

     On February 6, 1998, a special meeting of shareholders of the Trust was held for the purpose of voting on the following matters:

     1. To elect Trustees of the Trust, which includes all Portfolios; and
     2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies.

     The results of the vote on Proposal 1 were as follows:

                                                  SHARES VOTED   PERCENTAGE OF    SHARES VOTED   PERCENTAGE OF
               NAME OF TRUSTEES                       FOR         SHARES VOTED       AGAINST      SHARES VOTED
---------------------------------------------------------------------------------------------------------------
Herbert Barg...................................  41,457,550.573      97.176%      1,204,698.617      2.824%
Alfred J. Bianchetti...........................  41,443,251.652      97.143       1,218,997.538      2.857
Martin Brody...................................  41,448,794.038      97.156       1,213,455.152      2.844
Dwight B. Crane................................  41,476,634.180      97.221       1,185,615.010      2.779
Burt N. Dorsett................................  41,484,718.121      97.240       1,177,531.069      2.760
Elliot S. Jaffee...............................  41,463,169.203      97.189       1,199,079.987      2.811
Stephen E. Kaufman.............................  41,468,535.534      97.202       1,193,713.656      2.798
Joseph J. McCann...............................  41,476,403.003      97.220       1,185,846.187      2.780
Heath B. McLendon..............................  41,476,953.962      97.222       1,185,295.228      2.778
Cornelius C. Rose, Jr..........................  41,487,746.207      97.247       1,174,602.983      2.753
---------------------------------------------------------------------------------------------------------------

     Proposal 2 requested that shareholders approve certain changes to the fundamental policies of the Fund in order to modernize them in view of certain regulatory, business or industry developments that have occurred since original adoption of these policies by the Portfolios. The chart on the following page demonstrates that all proposals were approved by shareholders.

     Please note that "M" indicates a modification of the policy, "E" indicates the elimination of the policy; and "R" indicates the reclassification of the policy from fundamental (which would require shareholder approval to change) to non-fundamental (which can be changed by a vote of the Board of Trustees).

                                       69

<PG$PCN>

--------------------------------------------------------------------------------
 ADDITIONAL SHAREHOLDER INFORMATION (UNAUDITED) (CONTINUED)

                                                                   MONEY MARKET   DIVERSIFIED STRATEGIC
                                                                    PORTFOLIO       INCOME PORTFOLIO
-------------------------------------------------------------------------------------------------------
M    Diversification.............................................        X                   X
-------------------------------------------------------------------------------------------------------
M    Senior Securities...........................................        X                   X
-------------------------------------------------------------------------------------------------------
M    Industry Concentration......................................      N/A                   X
-------------------------------------------------------------------------------------------------------
M    Borrowing...................................................        X                   X
-------------------------------------------------------------------------------------------------------
E    Ability to Pledge Assets....................................        X                   X
-------------------------------------------------------------------------------------------------------
M    Lending.....................................................        X                   X
-------------------------------------------------------------------------------------------------------
M    Underwriting of Securities..................................        X                   X
-------------------------------------------------------------------------------------------------------
R    Margin and Short-Sales......................................        X                   X
-------------------------------------------------------------------------------------------------------
M    Real Estate.................................................        X                   X
-------------------------------------------------------------------------------------------------------
R    Purchases of Securities of Other Investment Companies.......        X                   X
-------------------------------------------------------------------------------------------------------
R    Investments in Oil, Gas and Mineral Exploration.............        X                   X
-------------------------------------------------------------------------------------------------------
R    Puts, Calls and Combinations Thereof........................        X                   X
-------------------------------------------------------------------------------------------------------
N/A  Not Applicable;  X  Approved

     The information below reports the lowest percentage of shares voting for the proposals, the highest percentage of shares voting against and abstaining by shareholders of the Fund on all proposals.

MONEY MARKET PORTFOLIO

               PERCENTAGE                  PERCENTAGE                 PERCENTAGE
SHARES VOTED   OF SHARES    SHARES VOTED   OF SHARES      SHARES      OF SHARES
    FOR          VOTED        AGAINST        VOTED       ABSTAINED    ABSTAINED
--------------------------------------------------------------------------------
4,451,325.425    97.800%        806.377      0.018%      99,316.708     2.182%
--------------------------------------------------------------------------------

DIVERSIFIED STRATEGIC INCOME PORTFOLIO

               PERCENTAGE                  PERCENTAGE                 PERCENTAGE
SHARES VOTED   OF SHARES    SHARES VOTED   OF SHARES      SHARES      OF SHARES
    FOR          VOTED        AGAINST        VOTED       ABSTAINED    ABSTAINED
--------------------------------------------------------------------------------
4,901,141.307    94.214%     26,957.821      0.518%     274,051.761     5.268%
--------------------------------------------------------------------------------

EQUITY INCOME PORTFOLIO

               PERCENTAGE                  PERCENTAGE                 PERCENTAGE
SHARES VOTED   OF SHARES    SHARES VOTED   OF SHARES      SHARES      OF SHARES
    FOR          VOTED        AGAINST        VOTED       ABSTAINED    ABSTAINED
--------------------------------------------------------------------------------
2,728,404.550    94.038%     29,250.133      1.008%     143,727.993     4.954%
--------------------------------------------------------------------------------

                                       70

<PG$PCN>

--------------------------------------------------------------------------------
 ADDITIONAL SHAREHOLDER INFORMATION (UNAUDITED) (CONTINUED)

EQUITY INCOME   EQUITY INDEX   GROWTH & INCOME   EMERGING GROWTH   INTERNATIONAL EQUITY
  PORTFOLIO      PORTFOLIO        PORTFOLIO         PORTFOLIO           PORTFOLIO
---------------------------------------------------------------------------------------
       X              X                X                 X                   X
---------------------------------------------------------------------------------------
       X              X                X                 X                   X
---------------------------------------------------------------------------------------
     N/A              X                X                 X                   X
---------------------------------------------------------------------------------------
       X              X                X                 X                   X
---------------------------------------------------------------------------------------
       X              X                X                 X                   X
---------------------------------------------------------------------------------------
       X              X                X                 X                   X
---------------------------------------------------------------------------------------
       X              X                X                 X                   X
---------------------------------------------------------------------------------------
       X              X                X                 X                   X
---------------------------------------------------------------------------------------
       X              X                X                 X                   X
---------------------------------------------------------------------------------------
       X              X                X                 X                   X
---------------------------------------------------------------------------------------
       X              X                X                 X                   X
---------------------------------------------------------------------------------------
       X              X                X                 X                   X
---------------------------------------------------------------------------------------

EQUITY INDEX PORTFOLIO

               PERCENTAGE                  PERCENTAGE                 PERCENTAGE
SHARES VOTED   OF SHARES    SHARES VOTED   OF SHARES      SHARES      OF SHARES
    FOR          VOTED        AGAINST        VOTED       ABSTAINED    ABSTAINED
--------------------------------------------------------------------------------
1,028,617.856    82.893%    13,059.286       1.053%     199,194.297     16.054%
--------------------------------------------------------------------------------

GROWTH & INCOME PORTFOLIO

               PERCENTAGE                  PERCENTAGE                 PERCENTAGE
SHARES VOTED   OF SHARES    SHARES VOTED   OF SHARES      SHARES      OF SHARES
    FOR          VOTED        AGAINST        VOTED       ABSTAINED    ABSTAINED
--------------------------------------------------------------------------------
1,986,855.037    92.098%    21,517.641       0.997%     148,965.887     6.905%
--------------------------------------------------------------------------------

EMERGING GROWTH PORTFOLIO

               PERCENTAGE                  PERCENTAGE                 PERCENTAGE
SHARES VOTED   OF SHARES    SHARES VOTED   OF SHARES      SHARES      OF SHARES
    FOR          VOTED        AGAINST        VOTED       ABSTAINED    ABSTAINED
--------------------------------------------------------------------------------
 980,675.945     92.111%    18,098.615       1.700%      65,892.870     6.189%
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY PORTFOLIO

               PERCENTAGE                  PERCENTAGE                 PERCENTAGE
SHARES VOTED   OF SHARES    SHARES VOTED   OF SHARES      SHARES      OF SHARES
    FOR          VOTED        AGAINST        VOTED       ABSTAINED    ABSTAINED
--------------------------------------------------------------------------------
2,269,693.106    93.160%    33,939.337       1.393%     132,702.689     5.447%
--------------------------------------------------------------------------------

                                       71

<PG$PCN>

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 1998:

  - Percentages of ordinary dividends paid as qualifying for the corporate dividends received deduction:

Equity Income Portfolio.....................................  91.63%
Equity Index Portfolio......................................  72.96
Growth and Income Portfolio.................................  84.17

  - Total long-term capital gain distributions paid:

Equity Income Portfolio.....................................  $1,366,780
Equity Index Portfolio......................................     657,935
Growth and Income Portfolio.................................   3,733,946
Emerging Growth Portfolio...................................   3,333,257

The following percentages of ordinary dividends paid from net investment income are derived from Federal obligations and may be exempt from taxation at the state level:

Money Market Portfolio......................................   2.69%
Diversified Strategic Income Portfolio......................   3.03
Equity Index Portfolio......................................   0.70

                                       72

<PG$PCN>

                                        This report is submitted for the general information of the owners of the Greenwich Street Series Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses, as well as other pertinent information.

                                        S6223 H (2/99)

<PG$PCN>

                                        This report is submitted for the general information of the owners of the Greenwich Street Series Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses, as well as other pertinent information.

                                        SYMPHONY
                                        investments are sponsored and managed
                                        by:
                                        Smith Barney Inc.
                                        and subsidiaries

                                        SYMPHONY
                                        is underwritten, issued and serviced by:
                                        IDS Life Insurance Company and
                                        IDS Life Insurance Company of New York

                                        S6223 H (2/99)

<PG$PCN>

                          GREENWICH STREET SERIES FUND

                                 ANNUAL REPORT

                                                          EQUITY INDEX PORTFOLIO

                                                          MONEY MARKET PORTFOLIO

                                                         EQUITY INCOME PORTFOLIO

                                                       EMERGING GROWTH PORTFOLIO

                                                     GROWTH AND INCOME PORTFOLIO

                                                  INTERNATIONAL EQUITY PORTFOLIO

                                          DIVERSIFIED STRATEGIC INCOME PORTFOLIO

                                                               DECEMBER 31, 1998

<PG$PCN>